UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2015

ITEM 1. REPORTS TO SHAREHOLDERS.

John Hancock

Select Growth Fund

Semiannual report 9/30/15

A message to shareholders

Dear shareholder,

Global financial markets were especially rocky in mid-2015. The pullback we had anticipated for some months took place in August, and U.S. equities experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds restraining stock prices from moving higher all year, but the trigger for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. For the time being, global economic data continues to be a leading driver of markets worldwide.

The asset managers in our network believe, on balance, that investors should stay the course when it comes to U.S. equities. Our economy continues to grow at a healthy pace, driven by strong housing and jobs data, falling commodity prices, solid consumer spending, and low inflation. While the U.S. Federal Reserve (Fed) chose to leave the federal funds rate unchanged at its September meeting, Fed Chair Janet Yellen cited a number of positives in the U.S. economy and signaled that the Fed will likely raise interest rates soon in response to stronger growth.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing—for the launch of the passively managed John Hancock Multifactor ETFs.* Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Select Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
31	Notes to financial statements
39	Continuation of investment advisory and subadvisory agreements
45	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/15 (%)

Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	On 4-25-08, through a reorganization, the fund acquired all of the assets of Rainier Large Cap Growth Equity Portfolio (the predecessor fund). On that date, the predecessor fund's Original shares were exchanged for Class A shares of John Hancock Select Growth Fund (formerly, Rainier Growth Fund). Class A shares were first offered on 4-28-08. Class A shares' returns shown above are those of the predecessor fund's Original shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stocks declined

Concerns about slowing global economic growth and the potential ripple effects on the U.S. economy put downward pressure on the U.S. equity market.

The fund declined but outperformed its benchmark

Declines in the healthcare and industrials sectors led to a negative overall return for the fund, but it held up better than the Russell 1000 Growth Index.

Materials and financials added value

Stock selection in the materials and financials sectors contributed the most to the fund's outperformance compared with the index.

SECTOR COMPOSITION AS OF 9/30/15 (%)

A note about risks

Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Frequent trading may increase fund transaction costs. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Gary Robinson, CFA, Baillie Gifford Overseas Limited

Gary Robinson, CFA
Portfolio Manager
Baillie Gifford

Can you briefly describe the market environment over the past six months?

The S&P 500 Index, a broad measure of U.S. stock performance, declined by 6.18% for the six-month period as market volatility increased dramatically. Investors fretted over renewed debt problems in Greece, including the possibility of the country exiting the euro, and an economic slowdown in China that led to a surprise devaluation of the Chinese yuan. China has been an engine of global growth for decades, but it faces challenges in the transition from an economy driven by investments in infrastructure and corporate development to one driven by domestic consumption. The weakness in China spread to other countries, particularly emerging markets and nearby trading partners in the Asia-Pacific region.

At the beginning of the year, the U.S. Federal Reserve (Fed) signaled that it planned to raise short-term interest rates sometime in 2015, but the Fed held rates steady throughout the reporting period, which raised concerns that the U.S. economic expansion may be faltering. However, the domestic economic backdrop remained encouraging, with falling unemployment and tentative, early signs of wage inflation. Lower energy prices serve as a de facto tax cut for consumers and non-energy-related businesses, which should support additional growth.

Although we pay attention to macro-economic data, our efforts are substantially focused on analyzing the individual businesses held in the fund and on unearthing new growth stock opportunities, from the perspective of a three- to five-year time horizon. We believe that stock market returns ultimately follow earnings and cash flows, but this truism often requires patience.

Turning to the portfolio, what factors contributed to the fund's performance relative to its benchmark index?

The fund is constructed on the basis of individual stock selection, with sector positioning largely an outcome of the individual companies in which we invest rather than deliberate policy. The fund was positioned with a domestic bias, and this emphasis on U.S.-focused businesses was a contributing factor to the fund's outperformance compared with its benchmark, the Russell 1000 Growth Index.

4

"We believe that stock market returns ultimately follow earnings and cash flows, but this truism often requires patience."

From a sector perspective, the fund's holdings in the materials and financials sectors contributed the most to the fund's relative performance. In addition, there were a number of significant investments in broadly defined technology software network businesses that benefited from an increasing user base. Payment systems, social networks, and e-commerce marketplaces are among those that tend to exhibit these network effects, resulting in sustainable leading market positions and high long-term profitability. A number of these businesses were among the fund's top contributors during the reporting period.

Can you give some examples?

The top contributor for the reporting period was online retailer Amazon.com, Inc. The company's strong results were aided by rapid and accelerating growth from two businesses that were launched a decade ago. Amazon Web Services, which can boast NASA and Netflix as customers, is significantly larger than its competitors in providing cloud-based services and is already very profitable, while Amazon Prime subscriptions are growing by 50% per year. We continue to be excited by Amazon's long-term potential, with U.S. e-commerce penetration at just 7%, compared to 14% in the U.K. Furthermore, Amazon is investing to create an increasingly powerful network, which is successfully expanding its initial online retail business.

Other notable contributors in the technology space included social media giant Facebook, Inc., online advertising and search firm Alphabet, Inc. (formerly known as Google), credit card company MasterCard, Inc., and electronic bond platform MarketAxess Holdings, Inc.

TOP 10 HOLDINGS AS OF 9/30/15 (%)

Amazon.com, Inc.	7.0
First Republic Bank	4.8
M&T Bank Corp.	4.7
MasterCard, Inc., Class A	4.4
Watsco, Inc.	4.2
Markel Corp.	3.6
Martin Marietta Materials, Inc.	3.6
TripAdvisor, Inc.	3.3
PepsiCo, Inc.	3.1
Chipotle Mexican Grill, Inc.	3.1
TOTAL	41.8
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"... there were a number of significant investments in broadly defined technology software networking businesses that benefited from an increasing user base."

Outside of these technology-oriented stocks, what other holdings aided performance?

A couple of stocks that hurt relative performance last year were significant contributors during the reporting period. For example, building materials producer Martin Marietta Materials, Inc., which was negatively affected by severe winter weather last year, rebounded during the past six months as a broadening U.S. economic recovery lifted demand for aggregates. First Republic Bank struggled with greater regulatory costs earlier in the year, but it has continued its impressive long-term track record of double-digit loan and deposit growth.

What holdings detracted from performance during the reporting period?

One of the largest individual detractors was online travel company TripAdvisor, Inc., which declined as earnings fell short of expectations. However, we are encouraged that TripAdvisor is investing in its brand through advertising and Instant Booking, the company's direct booking platform, which now features six of the ten largest global hotel chains.

The fund has limited exposure to the energy sector, but the few energy holdings in the portfolio detracted from results during the period. Energy prices continued to fall amid an excess supply of oil and gas resulting from Saudi Arabia operating near full capacity, widespread usage of new extraction technologies, and slowing economic growth in China. Fund holdings affected by these developments included energy producers Ultra Petroleum Corp. and Apache Corp., as well as NOW Inc., an industrial manufacturer that produces parts and equipment used by energy companies.

How was the fund positioned at the end of the period?

Because we are optimistic about the path of the U.S. economy as it shifts from recovery to expansion, we currently have a bias toward companies that derive the majority of their revenues from the United States. A large position in predominantly domestic financial stocks remains a prominent feature of the portfolio. The fund has no exposure to large investment banks; instead, it holds a diverse mix of rapidly growing stocks and selected high-quality insurers and banks.

More recently, we have identified biotechnology innovation as one of our key research priorities. Our enthusiasm stems from a belief that technology and innovation will open up new routes to

6

better disease identification and therapy, significantly improve the chances of successful outcomes for patients, and save billions of dollars in the process. The fund holds Bristol-Myers Squibb Company, which we view as the large drug maker with the most interesting product pipeline, along with smaller biotech company Seattle Genetics, Inc. and diagnostics business firm Genomic Health, Inc. We are just scratching the surface, however, and while we will always judge companies on their individual merit, we believe that our research prioritization will uncover some exciting and investable biotech holdings in the coming years.

MANAGED BY

Gary Robinson, CFA On the fund since 2015 Investing since 2003

The views expressed in this report are exclusively those of Gary Robinson, CFA, Baillie Gifford Overseas Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1	0.74	9.37	5.14	-7.78	56.48	65.06
Class B1	0.14	9.31	4.69	-8.16	56.08	58.21
Class C1	4.20	9.58	4.69	-4.24	58.03	58.16
Class I1,2	6.25	10.83	6.02	-2.79	67.23	79.47
Class R1[1,2]	5.51	9.98	5.08	-3.15	60.91	64.14
Class R2[1,2]	5.72	9.85	4.54	-3.07	59.96	55.82
Class R3[1,2]	5.61	10.10	5.19	-3.07	61.78	65.92
Class R4[1,2]	6.01	10.50	5.54	-2.92	64.76	71.49
Class R5[1,2]	6.24	10.75	5.82	-2.86	66.59	76.10
Class R6[1,2]	6.43	10.94	6.09	-2.78	68.06	80.58
Class T1,2	0.65	9.28	4.76	-7.83	55.84	59.20
Class ADV[1,2]	6.05	10.59	5.77	-2.89	65.43	75.29
Index 1†	3.17	14.47	8.09	-5.18	96.58	117.64
Index 2†	-0.61	13.34	6.80	-6.18	87.02	93.05

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A and Class T shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class T	Class ADV
Gross (%)	1.24	1.99	1.99	0.98	1.64	1.39	1.54	1.24	0.94	0.89	1.29	1.24
Net (%)	1.20	1.99	1.99	0.95	1.64	1.39	1.54	1.14	0.94	0.87	1.25	1.14

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Select Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,3	9-30-05	15,821	15,821	21,764	19,305
Class C1,3	9-30-05	15,816	15,816	21,764	19,305
Class I1,2	9-30-05	17,947	17,947	21,764	19,305
Class R1[1,2]	9-30-05	16,414	16,414	21,764	19,305
Class R2[1,2]	9-30-05	15,582	15,582	21,764	19,305
Class R3[1,2]	9-30-05	16,592	16,592	21,764	19,305
Class R4[1,2]	9-30-05	17,149	17,149	21,764	19,305
Class R5[1,2]	9-30-05	17,610	17,610	21,764	19,305
Class R6[1,2]	9-30-05	18,058	18,058	21,764	19,305
Class T1,2	9-30-05	15,920	16,756	21,764	19,305
Class ADV[1,2]	9-30-05	17,529	17,529	21,764	19,305

Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	On 4-25-08, through a reorganization, the fund acquired all of the assets of Rainier Large Cap Growth Equity Portfolio (the predecessor fund). On that date, the predecessor fund's Original shares and Institutional shares were exchanged for Class A and Class I shares, respectively, of John Hancock Select Growth (formerly, Rainier Growth) Fund, which were first offered on 4-28-08. Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, and Class ADV shares of John Hancock Rainier Growth Fund were first offered on 4-28-08; Class T shares were first offered on 10-6-08; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of the predecessor fund's Original shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, Class ADV, Class T, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$970.60	$5.91	1.20%
Class B	1,000.00	966.80	9.78	1.99%
Class C	1,000.00	967.30	9.79	1.99%
Class I	1,000.00	972.10	4.88	0.99%
Class R1	1,000.00	968.50	8.32	1.69%
Class R2	1,000.00	969.30	7.09	1.44%
Class R3	1,000.00	969.30	7.83	1.59%
Class R4	1,000.00	970.80	5.91	1.20%
Class R5	1,000.00	971.40	4.88	0.99%
Class R6	1,000.00	972.20	4.09	0.83%
Class T	1,000.00	970.20	6.21	1.26%
Class ADV	1,000.00	971.10	5.62	1.14%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$6.06	1.20%
Class B	1,000.00	1,015.10	10.03	1.99%
Class C	1,000.00	1,015.10	10.03	1.99%
Class I	1,000.00	1,020.10	5.00	0.99%
Class R1	1,000.00	1,016.60	8.52	1.69%
Class R2	1,000.00	1,017.80	7.26	1.44%
Class R3	1,000.00	1,017.10	8.02	1.59%
Class R4	1,000.00	1,019.00	6.06	1.20%
Class R5	1,000.00	1,020.00	5.00	0.99%
Class R6	1,000.00	1,020.90	4.19	0.83%
Class T	1,000.00	1,018.70	6.42	1.26%
Class ADV	1,000.00	1,019.30	5.76	1.14%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-15 (unaudited)
	Shares	Value
Common stocks 96.5%		$347,715,534
(Cost $339,504,022)
Consumer discretionary 19.9%		71,757,412
Automobiles 1.9%
Harley-Davidson, Inc.	125,801	6,906,475
Hotels, restaurants and leisure 3.1%
Chipotle Mexican Grill, Inc. (I)	15,340	11,048,635
Internet and catalog retail 10.3%
Amazon.com, Inc. (I)	49,314	25,243,343
TripAdvisor, Inc. (I)	189,855	11,964,662
Specialty retail 4.6%
CarMax, Inc. (I)	95,740	5,679,297
O'Reilly Automotive, Inc. (I)	43,660	10,915,000
Consumer staples 6.3%		22,706,399
Beverages 5.2%
Brown-Forman Corp., Class B	43,210	4,187,049
PepsiCo, Inc.	119,060	11,227,358
The Boston Beer Company, Inc., Class A (I)	16,020	3,373,972
Household products 1.1%
Colgate-Palmolive Company	61,740	3,918,020
Energy 0.7%		2,685,309
Oil, gas and consumable fuels 0.7%
Apache Corp.	31,966	1,251,789
Ultra Petroleum Corp. (I)	224,338	1,433,520
Financials 25.2%		90,819,531
Banks 12.0%
First Republic Bank	274,330	17,219,694
M&T Bank Corp.	138,155	16,848,002
U.S. Bancorp	222,000	9,104,220
Capital markets 1.7%
TD Ameritrade Holding Corp.	187,000	5,954,080
Consumer finance 1.0%
American Express Company	48,890	3,624,216
Diversified financial services 5.6%
Berkshire Hathaway, Inc., Class B (I)	73,240	9,550,496
MarketAxess Holdings, Inc.	114,820	10,664,482
Insurance 4.9%
Fairfax Financial Holdings, Ltd.	10,431	4,750,345
Markel Corp. (I)	16,342	13,103,996

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care 9.3%		$33,362,251
Biotechnology 2.1%
Genomic Health, Inc. (I)	216,793	4,587,340
Seattle Genetics, Inc. (I)	75,300	2,903,568
Health care equipment and supplies 2.4%
IDEXX Laboratories, Inc. (I)	115,614	8,584,340
Health care providers and services 1.8%
Anthem, Inc.	47,052	6,587,280
Life sciences tools and services 2.0%
Waters Corp. (I)	59,645	7,050,635
Pharmaceuticals 1.0%
Bristol-Myers Squibb Company	61,640	3,649,088
Industrials 8.1%		29,275,988
Air freight and logistics 1.5%
United Parcel Service, Inc., Class B	55,870	5,513,810
Industrial conglomerates 1.3%
Danaher Corp.	54,780	4,667,804
Trading companies and distributors 5.3%
NOW, Inc. (I)	275,099	4,071,465
Watsco, Inc.	126,797	15,022,909
Information technology 19.3%		69,509,484
Internet software and services 11.1%
eBay, Inc. (I)	148,413	3,627,214
Facebook, Inc., Class A (I)	109,040	9,802,696
Google, Inc., Class A (I)	16,130	10,296,908
Google, Inc., Class C (I)	15,870	9,655,625
GrubHub, Inc. (I)	168,100	4,091,554
Zillow Group, Inc., Class A (I)	28,300	813,059
Zillow Group, Inc., Class C (I)	56,600	1,528,200
IT services 5.8%
MasterCard, Inc., Class A	178,080	16,048,570
PayPal Holdings, Inc. (I)	148,413	4,606,740
Source HOV (R)	510	335,922
Semiconductors and semiconductor equipment 0.3%
Xilinx, Inc.	25,478	1,080,267
Software 2.1%
Oracle Corp.	211,039	7,622,729
Materials 7.7%		27,599,160
Chemicals 1.0%
Monsanto Company	42,880	3,659,379

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
Materials (continued)
Construction materials 6.7%
Martin Marietta Materials, Inc.			85,257	$12,954,801
Vulcan Materials Company			123,150	10,984,980
	Yield (%)		Shares	Value
Short-term investments 3.8%				$13,952,247
(Cost $13,952,247)
Money market funds 3.8%				13,952,247
State Street Institutional Liquid Reserves Fund	0.1305(Y	)	13,952,247	13,952,247
Total investments (Cost $353,456,269)† 100.3%				$361,667,781
Other assets and liabilities, net (0.3%)				($1,233,702)
Total net assets 100.0%				$360,434,079

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-15.
†	At 9-30-15, the aggregate cost of investment securities for federal income tax purposes was $353,785,712. Net unrealized appreciation aggregated $7,882,069, of which $36,206,318 related to appreciated investment securities and $28,324,249 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-15 (unaudited)

Assets
Investments, at value (Cost $353,456,269)	$361,667,781
Receivable for fund shares sold	190,968
Dividends and interest receivable	126,186
Receivable due from advisor	310
Other receivables and prepaid expenses	108,647
Total assets	362,093,892
Liabilities
Payable for fund shares repurchased	1,523,984
Payable to affiliates
Accounting and legal services fees	8,149
Transfer agent fees	37,179
Distribution and service fees	133
Trustees' fees	2,090
Other liabilities and accrued expenses	88,278
Total liabilities	1,659,813
Net assets	$360,434,079
Net assets consist of
Paid-in capital	$344,287,019
Accumulated net investment loss	(843,626)
Accumulated net realized gain (loss) on investments and foreign currency transactions	8,779,174
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,211,512
Net assets	$360,434,079

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($251,347,460 ÷ 12,485,131 shares)[1]	$20.13
Class B ($10,937,123 ÷ 587,825 shares)[1]	$18.61
Class C ($15,808,944 ÷ 850,447 shares)[1]	$18.59
Class I ($10,695,178 ÷ 512,750 shares)	$20.86
Class R1 ($512,166 ÷ 26,503 shares)	$19.32
Class R2 ($229,922 ÷ 11,224 shares)	$20.48
Class R3 ($200,697 ÷ 10,272 shares)	$19.54
Class R4 ($130,778 ÷ 6,461 shares)	$20.24
Class R5 ($92,421 ÷ 4,460 shares)	$20.72
Class R6 ($4,128,237 ÷ 196,720 shares)	$20.99
Class T ($65,031,573 ÷ 3,273,959 shares)	$19.86
Class ADV ($1,319,580 ÷ 64,447 shares)	$20.48
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.19
Class T (net asset value per share ÷ 95%)[2]	$20.91

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 9-30-15 (unaudited)

Investment income
Dividends	$1,601,457
Interest	4,938
Total investment income	1,606,395
Expenses
Investment management fees	1,430,232
Distribution and service fees	591,943
Accounting and legal services fees	24,165
Transfer agent fees	237,019
Trustees' fees	3,302
State registration fees	85,397
Printing and postage	43,454
Professional fees	37,810
Custodian fees	24,707
Registration and filing fees	25,270
Other	8,741
Total expenses	2,512,040
Less expense reductions	(62,019)
Net expenses	2,450,021
Net investment loss	(843,626)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	16,257,610
16,257,610
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(26,753,446)
(26,753,446)
Net realized and unrealized loss	(10,495,836)
Decrease in net assets from operations	($11,339,462)

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-15	Year ended 3-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	($843,626)	$391,256
Net realized gain	16,257,610	176,686,267
Change in net unrealized appreciation (depreciation)	(26,753,446)	(177,443,971)
Decrease in net assets resulting from operations	(11,339,462)	(366,448)
Distributions to shareholders
From net realized gain
Class A	—	(82,788,478)
Class B	—	(4,836,642)
Class C	—	(4,983,406)
Class I	—	(15,648,152)
Class R1	—	(154,733)
Class R2	—	(28,961)
Class I	—	(31,001)
Class R4	—	(39,217)
Class R5	—	(28,514)
Class R6	—	(1,660,185)
Class T	—	(19,276,497)
Class ADV	—	(4,206,121)
Class NAV	—	(96,887,085)
Total distributions	—	(230,568,992)
From fund share transactions	(34,748,840)	(373,649,348)
Total decrease	(46,088,302)	(604,584,788)
Net assets
Beginning of period	406,522,381	1,011,107,169
End of period	$360,434,079	$406,522,381
Accumulated net investment loss	($843,626)	$—

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$20.77		$26.39	$24.32	$22.84	$21.32	$18.31
Net investment income (loss)[2]	(0.04)		0.03	(0.15)	(0.01)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.60)		0.74	5.29	1.49	1.61	3.07
Total from investment operations	(0.64)		0.77	5.14	1.48	1.52	3.01
Less distributions
From net realized gain	—		(6.39)	(3.07)	—	—	—
Net asset value, end of period	$20.13		$20.77	$26.39	$24.32	$22.84	$21.32
Total return (%)[3,4]	(2.94	) [5]	5.13	21.38	6.48	7.13	16.44
Ratios and supplemental data
Net assets, end of period (in millions)	$251		$274	$356	$356	$369	$413
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[6]	1.21	1.19	1.25	1.27	1.30
Expenses including reductions	1.20	[6]	1.20	1.19	1.25	1.27	1.30
Net investment income (loss)	(0.38	) [6]	0.15	(0.58)	(0.04)	(0.45)	(0.33)
Portfolio turnover (%)	15		155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$19.27		$25.12	$23.46	$22.22	$20.90	$18.10
Net investment loss[2]	(0.11)		(0.13)	(0.35)	(0.19)	(0.25)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.55)		0.67	5.08	1.43	1.57	3.01
Total from investment operations	(0.66)		0.54	4.73	1.24	1.32	2.80
Less distributions
From net realized gain	—		(6.39)	(3.07)	—	—	—
Net asset value, end of period	$18.61		$19.27	$25.12	$23.46	$22.22	$20.90
Total return (%)[3,4]	(3.32	) [5]	4.27	20.38	5.58	6.32	15.47
Ratios and supplemental data
Net assets, end of period (in millions)	$11		$13	$20	$20	$25	$31
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	[5]	2.04	2.00	2.06	2.07	2.13
Expenses including reductions	1.99	[6]	2.03	2.00	2.06	2.07	2.10
Net investment loss	(1.17	) [6]	(0.69)	(1.39)	(0.86)	(1.24)	(1.13)
Portfolio turnover (%)	15		155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$19.26		$25.10	$23.45	$22.21	$20.90	$18.10
Net investment loss[2]	(0.11)		(0.13)	(0.36)	(0.19)	(0.26)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.56)		0.68	5.08	1.43	1.57	3.01
Total from investment operations	(0.67)		0.55	4.72	1.24	1.31	2.80
Less distributions
From net realized gain	—		(6.39)	(3.07)	—	—	—
Net asset value, end of period	$18.59		$19.26	$25.10	$23.45	$22.21	$20.90
Total return (%)[3,4]	(3.27	) [5]	4.26	20.35	5.58	6.27	15.47
Ratios and supplemental data
Net assets, end of period (in millions)	$16		$17	$19	$17	$20	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	[6]	2.05	2.03	2.07	2.11	2.16
Expenses including reductions	1.99	[6]	2.04	2.02	2.07	2.10	2.10
Net investment loss	(1.17	) [6]	(0.69)	(1.42)	(0.88)	(1.27)	(1.13)
Portfolio turnover (%)	15		155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	9-30-15		[1]	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$21.50				$27.03	$24.80	$23.24	$21.61	$18.50
Net investment income (loss)[2]	(0.02)				0.07	(0.08)	0.06	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(0.62)				0.79	5.41	1.52	1.65	3.11
Total from investment operations	(0.64)				0.86	5.33	1.58	1.63	3.13
Less distributions
From net investment income	—				—	(0.03)	(0.02)	—	(0.02)
From net realized gain	—				(6.39)	(3.07)	—	—	—
Total distributions	—				(6.39)	(3.10)	(0.02)	—	(0.02)
Net asset value, end of period	$20.86				$21.50	$27.03	$24.80	$23.24	$21.61
Total return (%)[3]	(2.79	) [4]			5.35	21.71	6.81	7.54	16.93
Ratios and supplemental data
Net assets, end of period (in millions)	$11				$13	$72	$113	$256	$237
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	[5]			1.00	0.91	0.91	0.91	0.86
Expenses including reductions	0.99	[5]			0.99	0.91	0.91	0.91	0.86
Net investment income (loss)	(0.14	) [5]			0.31	(0.28)	0.25	(0.08)	0.10
Portfolio turnover (%)	15				155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$19.99		$25.74	$23.90	$22.55	$21.14	$18.23
Net investment loss[2]	(0.09)		(0.07)	(0.29)	(0.11)	(0.17)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.58)		0.71	5.20	1.46	1.58	3.05
Total from investment operations	(0.67)		0.64	4.91	1.35	1.41	2.91
Less distributions
From net realized gain	—		(6.39)	(3.07)	—	—	—
Net asset value, end of period	$19.32		$19.99	$25.74	$23.90	$22.55	$21.14
Total return (%)[3]	(3.15	) [4]	4.59	20.77	5.99	6.67	15.96
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	— [5]	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.25	[6]	4.13	4.13	5.79	7.03	8.39
Expenses including reductions	1.69	[6]	1.70	1.70	1.70	1.70	1.72
Net investment loss	(0.87	) [6]	(0.34)	(1.12)	(0.49)	(0.86)	(0.75)
Portfolio turnover (%)	15		155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	9-30-15	[2]	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$21.16		$26.81	$24.72	$23.27	$22.45
Net investment income (loss)[3]	(0.07)		(0.02)	(0.23)	(0.06)	—	[4]
Net realized and unrealized gain (loss) on investments	(0.61)		0.76	5.39	1.51	0.82
Total from investment operations	(0.68)		0.74	5.16	1.45	0.82
Less distributions
From net realized gain	—		(6.39)	(3.07)	—	—
Net asset value, end of period	$20.48		$21.16	$26.81	$24.72	$23.27
Total return (%)[5]	(3.07	) [6]	4.89	21.10	6.23	3.65	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.90	[8]	17.03	15.50	20.41	15.96	[8]
Expenses including reductions	1.44	[8]	1.45	1.45	1.45	1.45	[8]
Net investment loss	(0.62	) [8]	(0.09)	(0.85)	(0.24)	(0.12	) [8]
Portfolio turnover (%)	15		155	81	92	90	[9]

1	The inception date for Class R2 shares is 3-1-12.
2	Six months ended 9-30-15. Unaudited.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$20.20		$25.92	$24.03	$22.65	$21.21	$18.27
Net investment loss[2]	(0.08)		(0.05)	(0.26)	(0.09)	(0.16)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.58)		0.72	5.22	1.47	1.60	3.06
Total from investment operations	(0.66)		0.67	4.96	1.38	1.44	2.94
Less distributions
From net realized gain	—		(6.39)	(3.07)	—	—	—
Net asset value, end of period	$19.54		$20.20	$25.92	$24.03	$22.65	$21.21
Total return (%)[3]	(3.07	) [4]	4.71	20.87	6.09	6.79	16.09
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	— [5]	— [5]	— [5]	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.10	[6]	16.32	12.99	15.02	15.86	16.72
Expenses including reductions	1.59	[6]	1.60	1.60	1.60	1.59	1.61
Net investment loss	(0.77	) [6]	(0.24)	(1.00)	(0.39)	(0.76)	(0.64)
Portfolio turnover (%)	15		155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	9-30-15	[1]	3-31-15		3-31-14	3-31-13		3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$20.88		$26.49		$24.40	$22.91		$21.40	$18.38
Net investment income (loss)[2]	(0.04)		0.03		(0.17)	—	[3]	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.60)		0.75		5.33	1.49		1.61	3.08
Total from investment operations	(0.64)		0.78		5.16	1.49		1.51	3.02
Less distributions
From net realized gain	—		(6.39)		(3.07)	—		—	—
Net asset value, end of period	$20.24		$20.88		$26.49	$24.40		$22.91	$21.40
Total return (%)[4]	(2.92	) [5]	5.15		21.39	6.50		7.06	16.43
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]	— [6]	—	[6]	— [6]	— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.20	[7]	13.72		10.91	14.55		15.46	16.45
Expenses including reductions	1.20	[7]	1.20		1.20	1.22		1.29	1.31
Net investment income (loss)	(0.38	) [7]	0.13		(0.62)	0.01		(0.46)	(0.34)
Portfolio turnover (%)	15		155		81	92		90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$21.36		$26.90	$24.71	$23.16	$21.56	$18.47
Net investment income (loss)[2]	(0.02)		0.07	(0.11)	0.05	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.62)		0.78	5.39	1.51	1.63	3.12
Total from investment operations	(0.64)		0.85	5.28	1.56	1.60	3.10
Less distributions
From net investment income	—		—	(0.02)	(0.01)	—	(0.01)
From net realized gain	—		(6.39)	(3.07)	—	—	—
Total distributions	—		(6.39)	(3.09)	(0.01)	—	(0.01)
Net asset value, end of period	$20.72		$21.36	$26.90	$24.71	$23.16	$21.56
Total return (%)[3]	(2.86	) [4]	5.39	21.58	6.74	7.42	16.78
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	— [5]	— [5]	— [5]	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.23	[6]	18.28	12.38	14.16	15.07	16.17
Expenses including reductions	0.99	[6]	1.00	1.00	1.00	0.99	1.01
Net investment income	(0.18	) [6]	0.34	(0.40)	0.21	(0.16)	(0.03)
Portfolio turnover (%)	15		155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R6 Shares Period ended	9-30-15	[2]	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$21.61		$27.10	$24.84	$23.27	$20.01
Net investment income (loss)[3]	—	[4]	0.11	(0.07)	0.08	0.03
Net realized and unrealized gain (loss) on investments	(0.62)		0.79	5.43	1.51	3.23
Total from investment operations	(0.62)		0.90	5.36	1.59	3.26
Less distributions
From net investment income	—		—	(0.03)	(0.02)	—
From net realized gain	—		(6.39)	(3.07)	—	—
Total distributions	—		(6.39)	(3.10)	(0.02)	—
Net asset value, end of period	$20.99		$21.61	$27.10	$24.84	$23.27
Total return (%)[5]	(2.78	) [6]	5.58	21.82	6.86	16.29	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$3	$8	$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	[7]	1.27	1.09	1.33	1.58	[7]
Expenses including reductions	0.83	[7]	0.79	0.86	0.86	0.86	[7]
Net investment income (loss)	—	[7,8]	0.52	(0.27)	0.34	0.20	[7]
Portfolio turnover (%)	15		155	81	92	90	[9]

1	The inception date for Class R6 shares is 9-1-11.
2	Six months ended 9-30-15. Unaudited.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	Less than 0.005%.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

28SEE NOTES TO FINANCIAL STATEMENTS

Class T Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$20.50		$26.14	$24.13	$22.69	$21.20	$18.24
Net investment income (loss)[2]	(0.05)		0.01	(0.17)	(0.03)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.59)		0.74	5.25	1.47	1.60	3.05
Total from investment operations	(0.64)		0.75	5.08	1.44	1.49	2.96
Less distributions
From net realized gain	—		(6.39)	(3.07)	—	—	—
Net asset value, end of period	$19.86		$20.50	$26.14	$24.13	$22.69	$21.20
Total return (%)[3,4]	(2.98	) [5]	5.10	21.29	6.35	7.03	16.23
Ratios and supplemental data
Net assets, end of period (in millions)	$65		$71	$78	$73	$77	$83
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	[6]	1.28	1.27	1.33	1.37	1.47
Expenses including reductions	1.26	[6]	1.27	1.26	1.33	1.37	1.47
Net investment income (loss)	(0.44	) [6]	0.07	(0.66)	(0.13)	(0.54)	(0.50)
Portfolio turnover (%)	15		155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS29

Class ADV Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$21.12		$26.70	$24.57	$23.05	$21.49	$18.43
Net investment income (loss)[2]	(0.03)		0.03	(0.14)	0.02	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.61)		0.78	5.34	1.50	1.62	3.09
Total from investment operations	(0.64)		0.81	5.20	1.52	1.56	3.06
Less distributions
From net realized gain	—		(6.39)	(3.07)	—	—	—
Net asset value, end of period	$20.48		$21.12	$26.70	$24.57	$23.05	$21.49
Total return (%)[3]	(2.89	) [4]	5.20	21.40	6.59	7.26	16.60
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$2	$19	$20	$20	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	1.74	[5]	1.49	1.26	1.33	1.35	1.37
Expenses including reductions	1.14	[5]	1.14	1.14	1.14	1.14	1.14
Net investment income (loss)	(0.32	) [5]	0.13	(0.53)	0.08	(0.31)	(0.17)
Portfolio turnover (%)	15		155	81	92	90	90

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

30SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Select Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class B, Class T and Class ADV shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Effective August 28, 2015, Class NAV shares were liquidated.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

31

The following is a summary of the values by input classification of the fund's investments as of September 30, 2015, by major security category or type:

	Total value at 9-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$71,757,412	$71,757,412	—	—
Consumer staples	22,706,399	22,706,399	—	—
Energy	2,685,309	2,685,309	—	—
Financials	90,819,531	90,819,531	—	—
Health care	33,362,251	33,362,251	—	—
Industrials	29,275,988	29,275,988	—	—
Information technology	69,509,484	69,173,562	—	$335,922
Materials	27,599,160	27,599,160	—	—
Short-term investments	13,952,247	13,952,247	—	—
Total investments in securities	$361,667,781	$361,331,859	—	$335,922

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to funds to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2015 were $285. For the six months ended September 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class-specific expenses, such as state registration

32

fees and printing and postage, for all classes,were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2015, the fund has a capital loss carryforwards of $14,905,995 available to offset future net realized capital gains. The following table details the capital loss carryforwards available:

Capital loss carryforward expiring March 31
2016	2017	2018
$436,782	$5,342,835	$9,126,378

Availability of a certain amount of the loss carryforward, which was aquired in a merger, may be limited in a given year.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characteriztion of distributions and redemptions-in-kind.

Note 3 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis equal, to the sum of: (a) 0.730% of the first $3.0 billion of the fund's

33

average daily net assets; (b) 0.725% of the next $3.0 billion of the fund's average daily net assets; and (c) 0.700% of the fund's average daily net assets in excess of $6.0 billion. The Advisor has a subadvisory agreement with Baillie Gifford Overseas Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.70%, 1.45%, 1.60%, 1.20%, 1.00%, and 1.14% for Class R1, Class R2, Class R3, Class R4, Class R5, and Class ADV shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. These expense limitations shall remain in effect until June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, Class R6 shares had fee waivers and/or reimbursement such that the expenses would not exceed 0.86% Class R6 shares.

Effective July 1, 2015 the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.20%, 2.05%, 0.95%, and 1.25% for Class A, Class B, Class I, and Class T shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. These expense limitations shall remain in effect until June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The expense limitation expires on June 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to July 1, 2015, the Advisor contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver).

For the six months ended September 30, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$31,267	Class R4	$1,989
Class B	486	Class R5	2,036
Class C	676	Class R6	3,966
Class I	854	Class T	8,125
Class R1	1,743	Class ADV	4,917
Class R2	3,916	Total	$61,950
Class R3	1,975

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2015 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

34

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class T, and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class R5	—	0.05%
Class R1	0.50%	0.25%	Class T	0.30%	—
Class R2	0.25%	0.25%	Class ADV	0.25%	—

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees. The Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. The contractual waiver amounted to $69 for Class R4 shares for the six months ended September 30, 2015.

Sales charges. Class A and Class T shares are assessed up-front sales charges of up to 5% of net asset value of such shares. The following summarizes the net up front sales charges received by the Distributor during the six months ended September 30, 2015:

	Class A	Class T
Retained for printing prospectuses, advertising and sales literature	$52,185	$1,600
Sales commission to unrelated broker-dealers	245,661	6,826
Sales commission to affiliated sales personnel	8,207	2,165
Net sales charges	$306,053	$10,591

Class A, Class B, Class C and Class T shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A and Class T shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2015, CDSCs received by the Distributor amounted to $359, $3,834, $466 and $102 for Class A, Class B, Class C, and Class T shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in

35

connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$335,167	$168,346	$2,908	$16,191
Class B	61,331	7,702	2,270	532
Class C	85,464	10,732	2,379	1,475
Class I	—	5,013	2,548	447
Class R1	2,274	48	2,105	37
Class R2	304	13	4,120	5
Class R3	444	12	2,105	8
Class R4	188	10	2,105	7
Class R5	—	8	2,105	4
Class R6	—	275	3,455	94
Class T	104,735	43,838	3,764	6,581
Class ADV	2,036	1,022	3,635	785
Total	$591,943	$237,019	$33,499	$26,166

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to September 30, 2015, state registration fees and printing and postage amounted to $51,898 and $17,288, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2015 and for the year ended March 31, 2015 were as follows:

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	601,938	$12,602,896	1,594,677	$32,566,080
Distributions reinvested	—	—	4,084,927	79,703,498
Repurchased	(1,294,078)	(27,085,831)	(6,000,597)	(122,896,343)
Net decrease	(692,140)	($14,482,935)	(320,993)	($10,626,765)
Class B shares
Sold	4,156	$79,819	6,791	$133,579
Distributions reinvested	—	—	261,367	4,775,451
Repurchased	(101,213)	(1,963,482)	(362,154)	(6,862,245)
Net decrease	(97,057)	($1,883,663)	(93,996)	($1,953,215)

36

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class C shares
Sold	30,068	$584,467	88,923	$1,668,019
Distributions reinvested	5	99	236,281	4,313,585
Repurchased	(87,612)	(1,701,627)	(192,450)	(3,650,364)
Net increase (decrease)	(57,539)	($1,117,061)	132,754	$2,331,240
Class I shares
Sold	245,205	$5,323,075	178,835	$3,825,264
Distributions reinvested	—	—	759,379	15,298,480
Repurchased	(339,916)	(7,340,403)	(2,991,369)	(61,609,116)
Net decrease	(94,711)	($2,017,328)	(2,053,155)	($42,485,372)
Class R1 shares
Sold	2,862	$57,434	9,405	$182,794
Distributions reinvested	—	—	5,105	96,316
Repurchased	(10,622)	(211,223)	(3,277)	(64,675)
Net increase (decrease)	(7,760)	($153,789)	11,233	$214,435
Class R2 shares
Sold	5,368	$114,712	1,364	$27,983
Distributions reinvested	—	—	25	482
Repurchased	—	—	—	—
Net increase	5,368	$114,712	1,389	$28,465
Class R3 shares
Sold	3,887	$78,527	2,310	$45,979
Distributions reinvested	—	—	133	2,534
Repurchased	(22)	(448)	(794)	(16,024)
Net increase	3,865	$78,079	1,649	$32,489
Class R4 shares
Sold	125	$2,649	1,287	$26,768
Distributions reinvested	—	—	548	10,751
Repurchased	(167)	(3,657)	(1,415)	(27,985)
Net increase (decrease)	(42)	($1,008)	420	$9,534
Class R6 shares
Sold	68,247	$1,496,418	67,594	$1,413,018
Distributions reinvested	—	—	82,171	1,660,185
Repurchased	(27,146)	(589,857)	(274,859)	(5,727,525)
Net increase (decrease)	41,101	$906,561	(125,094)	($2,654,322)
Class T shares
Sold	18,542	$383,025	41,904	$841,233
Distributions reinvested	—	—	938,410	18,081,064
Repurchased	(201,444)	(4,158,420)	(501,662)	(9,963,242)
Net increase (decrease)	(182,902)	($3,775,395)	478,652	$8,959,055

37

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class ADV shares
Sold	408	$8,621	51,204	$1,153,970
Distributions reinvested	—	—	211,182	4,186,945
Repurchased	(32,845)	(694,243)	(876,241)	(17,829,367)
Net decrease	(32,437)	($685,622)	(613,855)	($12,488,452)
Class NAV shares
Sold	—	—	443,565	$11,546,739
Distributions reinvested	—	—	4,784,638	96,887,085
Repurchased	(537,683)	(11,731,391)	(20,846,865)	(423,450,264)
Net decrease	(537,683)	($11,731,391)	(15,618,662)	($315,016,440)
Total net decrease	(1,651,937)	($34,748,840)	(18,199,658)	($373,649,348)

Affiliates of the fund owned 40%, 45%, 77%, and 100% of shares of beneficial interest of Class R2, Class R3, Class R4, and Class R5, respectively, on September 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $55,606,346 and $95,601,054, respectively, for the six months ended September 30, 2015.

Note 7 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at September 30, 2015.

Issuer, description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 9-30-15
Source HOV	10-31-14	—	—	510	0.09%	$335,922
Bought: 510 shares

38

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Investment Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Baillie Gifford Overseas Limited (BG Overseas) (the Subadvisor), for John Hancock Select Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

39

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance,

40

including differences in the fund's investment strategies relative to the Lipper peer group. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for this fund are equal to the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

41

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

42

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

43

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Baillie Gifford Overseas Limited (BG Overseas)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Select Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202367	334SA 9/15 11/15

John Hancock

Disciplined Value Fund

Semiannual report 9/30/15

A message to shareholders

Dear shareholder,

Global financial markets were especially rocky in mid-2015. The pullback we had anticipated for some months took place in August, and U.S. equities experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds restraining stock prices from moving higher all year, but the trigger for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. For the time being, global economic data continues to be a leading driver of markets worldwide.

The asset managers in our network believe, on balance, that investors should stay the course when it comes to U.S. equities. Our economy continues to grow at a healthy pace, driven by strong housing and jobs data, falling commodity prices, solid consumer spending, and low inflation. While the U.S. Federal Reserve (Fed) chose to leave the federal funds rate unchanged at its September meeting, Fed Chair Janet Yellen cited a number of positives in the U.S. economy and signaled that the Fed will likely raise interest rates soon in response to stronger growth.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing—for the launch of the passively managed John Hancock Multifactor ETFs.* Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
32	Notes to financial statements
39	Continuation of investment advisory and subadvisory agreements
45	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/15 (%)

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1. On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares of John Hancock Disciplined Value Fund. Class A shares were first offered on 12-22-08. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Volatility returned late in the period, generating a market correction

The market was especially volatile in the last few months of the period, as equities experienced their first correction in more than four years.

The fund underperformed its benchmark

The fund slightly underperformed its benchmark, the Russell 1000 Value Index, due to adverse stock selection.

Utilities and materials were the top detractors for the fund

From a sector standpoint, utilities and materials were the top detractors and energy, where the fund was underweight, was the top contributor.

SECTOR COMPOSITION AS OF 9/30/15 (%)

A note about risks

Value stocks may decline in price. Large company stocks could fall out of favor, and illiquid securities may be difficult to sell at a price approximating their value. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments in a wider variety of sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Mark E. Donovan, CFA, Boston Partners

Mark E. Donovan, CFA
Portfolio Manager
Boston Partners

Can you briefly describe the market environment over the past six months?

U.S. equities generally declined over the six-month period ended September 30, 2015. For the first half of the period, the market traded in a tight band and was generally positive. Major indexes reached record highs in May despite increasing volatility. However, those indexes experienced their worst quarterly returns since 2011 in the second half of the period as a significant slowdown in China and a drop in commodity prices signaled a potential for an impending global recession. Prior to the August correction, many economically sensitive industries—such as energy, basic materials, transportation, industrials, and media—had been underperforming, leading to top-heavy sector leadership.

In this environment, the fund's primary benchmark, the Russell 1000 Value Index, was down 8.30%. The materials and energy sectors declined the most, followed by the consumer discretionary and industrials sectors, as valuations were reset.

What factors caused the fund to underperform its benchmark?

Adverse stock selection primarily drove relative underperformance. The utilities sector was the most significant detractor to relative returns due to unfavorable stock selection and a detrimental underweight position. The materials sector also detracted from relative returns due primarily to stock selection.

Within materials, Huntsman Corp. was the top detractor, as its shares dropped at the end of the period. Management disclosed that lower titanium dioxide pricing, currency headwinds, soft demand in the Asia-Pacific region, and lower oil prices would negatively impact the company. The

4

"... indexes experienced their worst quarterly returns since 2011 in the second half of the period as a significant slowdown in China and a drop in commodity prices signaled a potential for an impending global recession."
Allstate Corp. also negatively impacted returns, as the company's earnings were hindered by an increase in automobile accident pay-outs for its insured.

What performed well?

The energy sector was the top contributor to relative performance due to positive stock selection and a favorable underweight position. In information technology, an overweight position in Activision Blizzard, Inc. was beneficial, as the company experienced strong business momentum tied to the game console cycle.

What were some notable additions and deletions to the portfolio?

New positions included drug and medical products distributor Cardinal Health, Inc., which has attractive free cash flow characteristics and is well positioned for continued growth from its joint venture with CVS Health Corp. (which the fund also held) and demographic tailwinds. During the market correction, we purchased eBay Inc., exploiting a valuation opportunity to own a leader in the online e-commerce marketplace that has attractive free cash flow characteristics and keener business clarity after its decision to create a PayPal Holdings, Inc. spin-off. Another new position was

TOP 10 HOLDINGS AS OF 9/30/15 (%)

Berkshire Hathaway, Inc., Class B	4.4
JPMorgan Chase & Co.	4.2
Wells Fargo & Company	3.9
Johnson & Johnson	3.6
Capital One Financial Corp.	3.1
Pfizer, Inc.	3.0
Citigroup, Inc.	2.9
Microsoft Corp.	2.7
Occidental Petroleum Corp.	2.6
Cisco Systems, Inc.	2.3
TOTAL	32.7
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"In information technology, an overweight position in Activision Blizzard, Inc. was beneficial, as the company experienced strong business momentum tied to the game console cycle."
Textron Inc.; we believe the aviation and industrial conglomerate is well positioned for an improving business jet cycle.

Within financials, we initiated a position in American International Group, Inc. (AIG). The global insurance business' sale of certain equity investments is unlocking shareholder value by funding share buybacks, helping to position AIG for stronger book value growth from currently discounted valuation levels. We sold reinsurance holding Validus Holdings, Ltd. due to soft business momentum.

Within consumer services, we initiated a position in Target Corp. The retailer's sale of its pharmacy assets to CVS and the liquidation of the company's Canadian business should improve free cash flow for share buybacks and operating profitability. Target continues to simplify its business and improve its competitive offerings. We sold education holding Apollo Education Group, Inc. on negative business momentum related to lower-than-expected enrollment and higher expenses.

How would you characterize your overall view of the U.S. equity market at the close of the period?

Corporate earnings in the United States have hit a plateau due to slowing emerging markets, the strong U.S. dollar, and lower oil and commodity prices; however, we do not believe the current earnings recession will lead to an economic recession. Earnings appear to be taking a pause and not collapsing as they did in 2008. The U.S. financial system is quite healthy today, as major banks are among the best capitalized banks in the world and increased regulations are keeping a lid on speculative activities. Aside from pockets of energy loans at selected financial institutions, credit quality remains quite strong. Employment, housing, and consumer spending statistics continue to point toward a healthy, growing economy.

6

We will continue to invest on a stock-by-stock basis within our three-circle discipline of attractive valuation, sound fundamentals, and a catalyst for improvement.

MANAGED BY

Mark E. Donovan, CFA On the fund since inception Investing since 1981
David J. Pyle, CFA On the fund since 2000 Investing since 1995

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2015

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception	6-month	5-year	10-year	Since inception
Class A1	-9.24	11.20	6.29	—	-13.50	70.02	83.98	—
Class B1	-9.73	11.15	5.86	—	-13.84	69.68	76.73	—
Class C1	-6.03	11.48	5.89	—	-10.19	72.20	77.27	—
Class I1,2	-4.21	12.70	7.19	—	-8.83	81.80	100.18	—
Class I2[1,2]	-4.22	12.70	7.10	—	-8.88	81.78	98.55	—
Class R1[1,2]	-4.88	11.87	6.42	—	-9.15	75.20	86.25	—
Class R2[1,2]	-4.59	12.14	6.61	—	-8.99	77.34	89.65	—
Class R3[1,2]	-4.78	11.98	6.53	—	-9.11	76.07	88.16	—
Class R4[1,2]	-4.34	12.41	6.89	—	-8.93	79.49	94.76	—
Class R5[1,2]	-4.14	12.75	7.21	—	-8.82	82.19	100.55	—
Class R6[1,2]	-4.08	12.78	7.24	—	-8.82	82.49	101.16	—
Class NAV[2,3]	-4.08	12.81	—	14.23	-8.82	82.69	—	132.56
Index 1†	-4.42	12.29	5.71	—	-8.30	78.50	74.23	—
Index 2†	-0.61	13.34	6.80	—	-6.18	87.02	93.05	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.08	1.83	1.83	0.82	0.82	1.47	1.22	1.37	1.07	0.77	0.72	0.70
Net (%)	1.08	1.83	1.83	0.82	0.82	1.47	1.22	1.37	0.97	0.77	0.70	0.70

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,4	9-30-05	17,673	17,673	17,423	19,305
Class C1,4	9-30-05	17,727	17,727	17,423	19,305
Class I1,2	9-30-05	20,018	20,018	17,423	19,305
Class I2[1,2]	9-30-05	19,855	19,855	17,423	19,305
Class R1[1,2]	9-30-05	18,625	18,625	17,423	19,305
Class R2[1,2]	9-30-05	18,965	18,965	17,423	19,305
Class R3[1,2]	9-30-05	18,816	18,816	17,423	19,305
Class R4[1,2]	9-30-05	19,476	19,476	17,423	19,305
Class R5[1,2]	9-30-05	20,055	20,055	17,423	19,305
Class R6[1,2]	9-30-05	20,116	20,116	17,423	19,305
Class NAV[2]	5-29-09	23,256	23,256	23,105	24,189

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares and its Institutional shares were exchanged for Class I shares of John Hancock Disciplined Value Fund. Class A, Class B, and Class C shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, and Class C shares, as applicable. Class I and Class I2 shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's institutional shares that have been recalculated to reflect the gross fees and expenses of Class I and Class I2 shares, as applicable. Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R1 shares were first offered on 7-13-09; Class R6 shares were first offered on 9-1-11; and Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R3, Class R4, Class R5, Class R1, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 5-29-09.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$910.50	$5.11	1.07%
Class B	1,000.00	907.00	8.82	1.85%
Class C	1,000.00	907.20	8.68	1.82%
Class I	1,000.00	911.70	3.87	0.81%
Class I2	1,000.00	911.20	3.87	0.81%
Class R1	1,000.00	908.50	7.01	1.47%
Class R2	1,000.00	910.10	5.78	1.21%
Class R3	1,000.00	908.90	6.54	1.37%
Class R4	1,000.00	910.70	4.54	0.95%
Class R5	1,000.00	911.80	3.63	0.76%
Class R6	1,000.00	911.80	3.30	0.69%
Class NAV	1,000.00	911.80	3.30	0.69%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.40	1.07%
Class B	1,000.00	1,015.80	9.32	1.85%
Class C	1,000.00	1,015.90	9.17	1.82%
Class I	1,000.00	1,021.00	4.09	0.81%
Class I2	1,000.00	1,021.00	4.14	0.81%
Class R1	1,000.00	1,017.70	7.42	1.47%
Class R2	1,000.00	1,019.00	6.11	1.21%
Class R3	1,000.00	1,018.20	6.91	1.37%
Class R4	1,000.00	1,020.30	4.80	0.95%
Class R5	1,000.00	1,021.20	3.84	0.76%
Class R6	1,000.00	1,021.60	3.49	0.69%
Class NAV	1,000.00	1,021.60	3.49	0.69%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-15 (unaudited)
	Shares	Value
Common stocks 97.2%		$12,445,355,825
(Cost $12,375,854,121)
Consumer discretionary 8.1%		1,032,927,133
Auto components 0.4%
Lear Corp.	458,747	49,902,499
Automobiles 0.6%
Harley-Davidson, Inc.	1,292,470	70,956,604
Hotels, restaurants and leisure 0.5%
Six Flags Entertainment Corp.	1,235,615	56,566,455
Media 4.4%
Comcast Corp., Class A	2,039,809	116,024,336
Liberty Broadband Corp., Series C (I)	1,059,036	54,190,872
Liberty Global PLC LiLAC, Series C (I)	236,637	8,102,451
Liberty Global PLC, Series C (I)	4,811,961	197,386,640
Liberty Media Corp., Series C (I)	2,339,460	80,617,792
Omnicom Group, Inc.	497,139	32,761,460
Time Warner, Inc.	756,795	52,029,656
Time, Inc.	1,444,203	27,512,067
Multiline retail 2.2%
Macy's, Inc.	1,412,178	72,472,975
Target Corp.	2,725,697	214,403,326
Consumer staples 2.9%		369,080,893
Food and staples retailing 1.2%
CVS Health Corp.	1,593,542	153,744,932
Food products 1.7%
Tyson Foods, Inc., Class A	4,996,194	215,335,961
Energy 9.5%		1,213,373,653
Oil, gas and consumable fuels 9.5%
Anadarko Petroleum Corp.	1,182,423	71,406,525
Canadian Natural Resources, Ltd.	4,349,793	84,603,474
Energen Corp.	1,488,740	74,228,576
EOG Resources, Inc.	2,974,129	216,516,591
EQT Corp.	590,504	38,246,944
Marathon Petroleum Corp.	1,825,566	84,578,473
Occidental Petroleum Corp.	5,054,893	334,381,172
Phillips 66	3,096,648	237,946,432
QEP Resources, Inc.	4,410,959	55,269,316
Rice Energy, Inc. (I)	1,002,237	16,196,150

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 29.1%		$3,726,396,938
Banks 12.3%
BB&T Corp.	2,653,216	94,454,490
Citigroup, Inc.	7,607,110	377,388,727
Fifth Third Bancorp	3,486,703	65,933,554
JPMorgan Chase & Co.	8,859,871	540,186,335
Wells Fargo & Company	9,785,205	502,470,277
Consumer finance 5.5%
Ally Financial, Inc. (I)	5,367,405	109,387,714
Capital One Financial Corp.	5,449,760	395,216,595
Discover Financial Services	3,441,314	178,913,915
Navient Corp.	2,090,363	23,495,680
Diversified financial services 4.4%
Berkshire Hathaway, Inc., Class B (I)	4,290,048	559,422,259
Insurance 6.6%
ACE, Ltd.	2,079,503	215,020,611
American International Group, Inc.	3,288,029	186,825,808
Aon PLC	1,018,767	90,272,944
MetLife, Inc.	2,050,293	96,671,315
The Allstate Corp.	1,486,966	86,600,900
The Travelers Companies, Inc.	819,448	81,559,659
XL Group PLC	2,311,385	83,949,503
Real estate investment trusts 0.3%
American Homes 4 Rent, Class A	2,402,155	38,626,652
Health care 18.4%		2,359,950,016
Biotechnology 2.2%
AbbVie, Inc.	1,169,616	63,638,807
Gilead Sciences, Inc.	2,181,778	214,228,782
Health care equipment and supplies 2.5%
Medtronic PLC	3,547,728	237,484,912
Zimmer Biomet Holdings, Inc.	924,864	86,872,476
Health care providers and services 4.5%
Anthem, Inc.	632,805	88,592,700
Cardinal Health, Inc.	980,547	75,325,621
Cigna Corp.	667,747	90,159,200
Express Scripts Holding Company (I)	2,822,811	228,534,779
Quest Diagnostics, Inc.	1,526,052	93,806,416
Pharmaceuticals 9.2%
Johnson & Johnson	4,926,105	459,851,902
Merck & Company, Inc.	4,613,034	227,837,749
Pfizer, Inc.	12,148,025	381,569,465
Shire PLC, ADR	264,824	54,349,830
Teva Pharmaceutical Industries, Ltd., ADR	1,021,916	57,697,377

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Industrials 9.6%		$1,233,258,089
Aerospace and defense 6.6%
General Dynamics Corp.	1,011,132	139,485,659
Honeywell International, Inc.	643,220	60,906,502
Lockheed Martin Corp.	1,237,352	256,515,443
Raytheon Company	1,827,531	199,676,037
Textron, Inc.	1,328,684	50,011,666
United Technologies Corp.	1,612,086	143,459,533
Airlines 2.3%
Delta Air Lines, Inc.	4,301,505	193,008,529
United Continental Holdings, Inc. (I)	1,870,821	99,247,054
Machinery 0.7%
Crane Company	752,027	35,051,978
Ingersoll-Rand PLC	1,100,959	55,895,688
Information technology 13.6%		1,739,877,922
Communications equipment 3.4%
Brocade Communications Systems, Inc.	2,088,771	21,681,443
Cisco Systems, Inc.	11,176,830	293,391,788
Harris Corp.	1,639,354	119,918,745
Internet software and services 0.5%
eBay, Inc. (I)	2,450,341	59,886,334
Semiconductors and semiconductor equipment 0.7%
NXP Semiconductors NV (I)	1,004,359	87,449,538
Software 4.9%
Activision Blizzard, Inc.	5,207,365	160,855,505
Microsoft Corp.	7,760,829	343,494,292
Oracle Corp.	3,586,116	129,530,510
Technology hardware, storage and peripherals 4.1%
Apple, Inc.	1,955,884	215,734,005
Hewlett-Packard Company	5,643,891	144,540,049
Seagate Technology PLC (L)	777,188	34,818,022
Western Digital Corp.	1,618,551	128,577,691
Materials 3.6%		456,264,406
Chemicals 0.7%
Huntsman Corp.	4,665,397	45,207,697
Methanex Corp. (L)	1,280,365	42,456,903
Containers and packaging 2.1%
Avery Dennison Corp.	1,065,405	60,269,961
Crown Holdings, Inc. (I)	2,415,391	110,504,138
WestRock Company	1,796,269	92,400,077
Metals and mining 0.2%
Barrick Gold Corp.	4,577,919	29,115,565

14SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Materials (continued)
Paper and forest products 0.6%
International Paper Company			2,019,319	$76,310,065
Telecommunication services 1.4%				181,477,077
Diversified telecommunication services 1.4%
Verizon Communications, Inc.			4,170,928	181,477,077
Utilities 1.0%				132,749,698
Independent power and renewable electricity producers 1.0%
AES Corp.			13,559,724	132,749,698
	Yield (%)		Shares	Value
Securities lending collateral 0.3%				$43,534,458
(Cost $43,533,588)
John Hancock Collateral Trust (W)	0.1319(Y	)	4,351,140	43,534,458
Short-term investments 2.4%				$305,590,130
(Cost $305,590,130)
Money market funds 2.4%				305,590,130
State Street Institutional U.S. Government Money Market Fund	0.0000(Y	)	305,590,130	305,590,130
Total investments (Cost $12,724,977,839)† 99.9%				$12,794,480,413
Other assets and liabilities, net 0.1%				$10,326,524
Total net assets 100.0%				$12,804,806,937

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 9-30-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-15.
†	At 9-30-15, the aggregate cost of investment securities for federal income tax purposes was $12,728,490,638. Net unrealized appreciation aggregated $65,989,775, of which $952,535,185 related to appreciated investment securities and $886,545,410 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $12,681,444,251) including $42,579,258 of securities loaned	$12,750,945,955
Investments in affiliated issuers, at value (Cost $43,533,588)	43,534,458
Total investments, at value (Cost $12,724,977,839)	12,794,480,413
Cash	781,555
Receivable for investments sold	188,029,930
Receivable for fund shares sold	34,631,639
Dividends and interest receivable	13,974,521
Receivable for securities lending income	45,531
Receivable due from advisor	631
Other receivables and prepaid expenses	316,782
Total assets	13,032,261,002
Liabilities
Payable for investments purchased	141,558,732
Payable for fund shares repurchased	39,967,936
Payable upon return of securities loaned	43,534,147
Payable to affiliates
Accounting and legal services fees	354,337
Transfer agent fees	973,149
Distribution and service fees	66,586
Trustees' fees	25,396
Other liabilities and accrued expenses	973,782
Total liabilities	227,454,065
Net assets	$12,804,806,937
Net assets consist of
Paid-in capital	$12,223,197,198
Undistributed net investment income	137,210,626
Accumulated net realized gain (loss) on investments and foreign currency transactions	374,904,223
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	69,494,890
Net assets	$12,804,806,937

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($2,533,242,755 ÷ 143,122,850 shares)[1]	$17.70
Class B ($15,421,793 ÷ 925,018 shares)[1]	$16.67
Class C ($300,366,954 ÷ 17,969,276 shares)[1]	$16.72
Class I ($6,826,251,301 ÷ 395,938,383 shares)	$17.24
Class I2 ($68,820,390 ÷ 3,991,697 shares)	$17.24
Class R1 ($21,716,972 ÷ 1,264,805 shares)	$17.17
Class R2 ($119,227,804 ÷ 6,933,629 shares)	$17.20
Class R3 ($26,258,890 ÷ 1,529,219 shares)	$17.17
Class R4 ($247,736,653 ÷ 14,375,485 shares)	$17.23
Class R5 ($373,483,521 ÷ 21,630,460 shares)	$17.27
Class R6 ($1,555,113,752 ÷ 90,047,324 shares)	$17.27
Class NAV ($717,166,152 ÷ 41,514,551 shares)	$17.28
Maximum offering price per share
Class A (net asset value per share ÷ 95%) [2]	$18.63

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS   For the six months ended 9-30-15 (unaudited)

Investment income
Dividends	$123,585,249
Securities lending	108,613
Less foreign taxes withheld	(534,114)
Total investment income	123,159,748
Expenses
Investment management fees	44,530,428
Distribution and service fees	6,073,228
Accounting and legal services fees	910,385
Transfer agent fees	6,279,314
Trustees' fees	91,104
State registration fees	268,338
Printing and postage	289,172
Professional fees	171,482
Custodian fees	777,960
Registration and filing fees	174,552
Other	88,446
Total expenses	59,654,409
Less expense reductions	(771,381)
Net expenses	58,883,028
Net investment income	64,276,720
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	240,029,084
Investments in affiliated issuers	(462)
240,028,622
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(1,549,905,546)
Investments in affiliated issuers	870
(1,549,904,676)
Net realized and unrealized loss	(1,309,876,054)
Decrease in net assets from operations	($1,245,599,334)

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-15	Year ended 3-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$64,276,720	$144,622,642
Net realized gain	240,028,622	566,408,861
Change in net unrealized appreciation (depreciation)	(1,549,904,676)	175,795,879
Increase (decrease) in net assets resulting from operations	(1,245,599,334)	886,827,382
Distributions to shareholders
From net investment income
Class A	—	(12,683,136)
Class I	—	(51,067,801)
Class I2	—	(680,456)
Class R1	—	(13,155)
Class R2	—	(439,223)
Class R3	—	(52,490)
Class R4	—	(1,076,510)
Class R5	—	(3,033,264)
Class R6	—	(11,805,127)
Class NAV	—	(7,020,069)
From net realized gain
Class A	—	(103,062,586)
Class B	—	(791,952)
Class C	—	(10,999,627)
Class I	—	(274,429,513)
Class I2	—	(3,703,254)
Class R1	—	(838,821)
Class R2	—	(4,578,609)
Class R3	—	(1,002,415)
Class R4	—	(7,472,393)
Class R5	—	(14,084,398)
Class R6	—	(54,545,637)
Class NAV	—	(32,436,257)
Total distributions	—	(595,816,693)
From fund share transactions	847,235,446	4,642,210,923
Total increase (decrease)	(398,363,888)	4,933,221,612
Net assets
Beginning of period	13,203,170,825	8,269,949,213
End of period	$12,804,806,937	$13,203,170,825
Undistributed net investment income	$137,210,626	$72,933,906

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$19.44		$18.94	$15.94	$14.33	$13.83	$12.31
Net investment income[2]	0.07		0.20	0.12	0.14	0.11	0.05
Net realized and unrealized gain (loss) on investments	(1.81)		1.19	3.85	2.09	0.77	1.57
Total from investment operations	(1.74)		1.39	3.97	2.23	0.88	1.62
Less distributions
From net investment income	—		(0.10)	(0.09)	(0.12)	(0.07)	(0.03)
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.89)	(0.97)	(0.62)	(0.38)	(0.10)
Net asset value, end of period	$17.70		$19.44	$18.94	$15.94	$14.33	$13.83
Total return (%)[3,4]	(8.95	) [5]	7.53	25.30	16.04	6.91	13.20
Ratios and supplemental data
Net assets, end of period (in millions)	$2,533		$2,705	$2,702	$1,481	$1,068	$601
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[6]	1.08	1.12	1.20	1.24	1.24
Expenses including reductions	1.07	[6]	1.08	1.11	1.20	1.24	1.24
Net investment income	0.75	[6]	1.04	0.68	0.95	0.82	0.38
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.38		$18.00	$15.24	$13.73	$13.30	$11.91
Net investment income (loss)[2]	—	[3]	0.04	(0.03)	0.01	— [3]	(0.05)
Net realized and unrealized gain (loss) on investments	(1.71)		1.13	3.67	2.01	0.74	1.51
Total from investment operations	(1.71)		1.17	3.64	2.02	0.74	1.46
Less distributions
From net investment income	—		—	—	(0.01)	—	—
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.79)	(0.88)	(0.51)	(0.31)	(0.07)
Net asset value, end of period	$16.67		$18.38	$18.00	$15.24	$13.73	$13.30
Total return (%)[4,5]	(9.30	) [6]	6.68	24.21	15.09	5.99	12.28
Ratios and supplemental data
Net assets, end of period (in millions)	$15		$19	$19	$14	$10	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	[7]	1.91	1.96	2.08	2.14	2.27
Expenses including reductions	1.85	[7]	1.90	1.96	2.05	2.05	2.05
Net investment income (loss)	(0.04	) [7]	0.20	(0.17)	0.10	0.01	(0.45)
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.43		$18.03	$15.26	$13.74	$13.30	$11.91
Net investment income (loss)[2]	—	[3]	0.07	(0.02)	0.02	0.01	(0.05)
Net realized and unrealized gain (loss) on investments	(1.71)		1.12	3.67	2.01	0.74	1.51
Total from investment operations	(1.71)		1.19	3.65	2.03	0.75	1.46
Less distributions
From net investment income	—		—	—	(0.01)	—	—
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.79)	(0.88)	(0.51)	(0.31)	(0.07)
Net asset value, end of period	$16.72		$18.43	$18.03	$15.26	$13.74	$13.30
Total return (%)[4,5]	(9.28	) [6]	6.78	24.25	15.19	6.07	12.28
Ratios and supplemental data
Net assets, end of period (in millions)	$300		$302	$171	$59	$40	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.83	[7]	1.84	1.88	1.98	2.02	2.07
Expenses including reductions	1.82	[7]	1.83	1.88	1.98	2.02	2.05
Net investment income (loss)	—	[7,8]	0.35	(0.09)	0.17	0.04	(0.45)
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	Less than 0.005%.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.91		$18.44	$15.54	$13.99	$13.52	$12.03
Net investment income[2]	0.10		0.25	0.17	0.18	0.15	0.09
Net realized and unrealized gain (loss) on investments	(1.77)		1.16	3.75	2.04	0.75	1.54
Total from investment operations	(1.67)		1.41	3.92	2.22	0.90	1.63
Less distributions
From net investment income	—		(0.15)	(0.14)	(0.17)	(0.12)	(0.07)
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.94)	(1.02)	(0.67)	(0.43)	(0.14)
Net asset value, end of period	$17.24		$18.91	$18.44	$15.54	$13.99	$13.52
Total return (%)[3]	(8.83	) [4]	7.86	25.61	16.40	7.27	13.66
Ratios and supplemental data
Net assets, end of period (in millions)	$6,826		$7,026	$3,671	$1,680	$711	$399
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[5]	0.81	0.83	0.87	0.88	0.86
Expenses including reductions	0.81	[5]	0.81	0.83	0.87	0.88	0.86
Net investment income	1.01	[5]	1.34	0.96	1.26	1.18	0.75
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS23

Class I2 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.92		$18.45	$15.55	$13.99	$13.53	$12.04
Net investment income[2]	0.10		0.24	0.17	0.18	0.15	0.09
Net realized and unrealized gain (loss) on investments	(1.78)		1.17	3.75	2.05	0.75	1.54
Total from investment operations	(1.68)		1.41	3.92	2.23	0.90	1.63
Less distributions
From net investment income	—		(0.15)	(0.14)	(0.17)	(0.13)	(0.07)
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.94)	(1.02)	(0.67)	(0.44)	(0.14)
Net asset value, end of period	$17.24		$18.92	$18.45	$15.55	$13.99	$13.53
Total return (%)[3]	(8.88	) [4]	7.85	25.63	16.51	7.24	13.65
Ratios and supplemental data
Net assets, end of period (in millions)	$69		$89	$75	$34	$25	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[5]	0.84	0.87	0.92	0.93	0.92
Expenses including reductions	0.81	[5]	0.83	0.85	0.85	0.85	0.85
Net investment income	1.00	[5]	1.28	0.96	1.29	1.21	0.74
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.90		$18.43	$15.54	$13.99	$13.52	$12.05
Net investment income[2]	0.03		0.12	0.04	0.08	0.06	— [3]
Net realized and unrealized gain (loss) on investments	(1.76)		1.15	3.75	2.04	0.74	1.54
Total from investment operations	(1.73)		1.27	3.79	2.12	0.80	1.54
Less distributions
From net investment income	—		(0.01)	(0.02)	(0.07)	(0.02)	—
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.80)	(0.90)	(0.57)	(0.33)	(0.07)
Net asset value, end of period	$17.17		$18.90	$18.43	$15.54	$13.99	$13.52
Total return (%)[4]	(9.15	) [5]	7.09	24.69	15.63	6.41	12.80
Ratios and supplemental data
Net assets, end of period (in millions)	$22		$22	$13	$6	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	[6]	1.54	1.67	1.85	2.16	3.21
Expenses including reductions	1.47	[6]	1.53	1.57	1.58	1.65	1.61
Net investment income	0.35	[6]	0.63	0.22	0.56	0.45	0.01
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R2 Shares Period ended	9-30-15	[2]	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.90		$18.44	$15.55	$14.00	$13.49
Net investment income[3]	0.06		0.19	0.08	0.12	—	[4]
Net realized and unrealized gain (loss) on investments	(1.76)		1.14	3.75	2.04	0.51
Total from investment operations	(1.70)		1.33	3.83	2.16	0.51
Less distributions
From net investment income	—		(0.08)	(0.06)	(0.11)	—
From net realized gain	—		(0.79)	(0.88)	(0.50)	—
Total distributions	—		(0.87)	(0.94)	(0.61)	—
Net asset value, end of period	$17.20		$18.90	$18.44	$15.55	$14.00
Total return (%)[5]	(8.99	) [6]	7.39	24.98	15.90	3.78	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$119		$120	$38	$4	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[8]	1.25	1.33	3.02	15.96	[8]
Expenses including reductions	1.21	[8]	1.24	1.32	1.32	1.40	[8]
Net investment income	0.61	[8]	0.99	0.45	0.80	0.41	[8]
Portfolio turnover (%)	20		44	45	44	44	[9]

1	The inception date for Class R2 shares is 3-1-12.
2	Six months ended 9-30-15. Unaudited.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.89		$18.43	$15.54	$13.99	$13.52	$12.04
Net investment income[2]	0.04		0.14	0.06	0.10	0.07	0.01
Net realized and unrealized gain (loss) on investments	(1.76)		1.15	3.74	2.04	0.75	1.54
Total from investment operations	(1.72)		1.29	3.80	2.14	0.82	1.55
Less distributions
From net investment income	—		(0.04)	(0.03)	(0.09)	(0.04)	—	[3]
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.83)	(0.91)	(0.59)	(0.35)	(0.07)
Net asset value, end of period	$17.17		$18.89	$18.43	$15.54	$13.99	$13.52
Total return (%)[4]	(9.11	) [5]	7.20	24.81	15.75	6.52	12.93
Ratios and supplemental data
Net assets, end of period (in millions)	$26		$28	$15	$4	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	[7]	1.43	1.57	2.33	11.16	20.34
Expenses including reductions	1.37	[7]	1.42	1.47	1.48	1.55	1.52
Net investment income	0.45	[7]	0.73	0.35	0.67	0.54	0.10
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R4 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.92		$18.45	$15.54	$13.99	$13.52	$12.04
Net investment income[2]	0.08		0.25	0.13	0.16	0.11	0.05
Net realized and unrealized gain (loss) on investments	(1.77)		1.12	3.76	2.03	0.75	1.54
Total from investment operations	(1.69)		1.37	3.89	2.19	0.86	1.59
Less distributions
From net investment income	—		(0.11)	(0.10)	(0.14)	(0.08)	(0.04)
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.90)	(0.98)	(0.64)	(0.39)	(0.11)
Net asset value, end of period	$17.23		$18.92	$18.45	$15.54	$13.99	$13.52
Total return (%)[3]	(8.93	) [4]	7.67	25.44	16.19	6.86	13.25
Ratios and supplemental data
Net assets, end of period (in millions)	$248		$228	$75	$5	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	[5]	1.08	1.11	1.63	2.35	2.81
Expenses including reductions	0.95	[5]	0.97	1.01	1.09	1.25	1.20
Net investment income	0.88	[5]	1.31	0.75	1.09	0.85	0.40
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

28SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.94		$18.47	$15.57	$14.00	$13.53	$12.04
Net investment income[2]	0.10		0.24	0.18	0.20	0.15	0.08
Net realized and unrealized gain (loss) on investments	(1.77)		1.19	3.76	2.04	0.74	1.55
Total from investment operations	(1.67)		1.43	3.94	2.24	0.89	1.63
Less distributions
From net investment income	—		(0.17)	(0.16)	(0.17)	(0.11)	(0.07)
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.96)	(1.04)	(0.67)	(0.42)	(0.14)
Net asset value, end of period	$17.27		$18.94	$18.47	$15.57	$14.00	$13.53
Total return (%)[3]	(8.82	) [4]	7.98	25.71	16.55	7.20	13.61
Ratios and supplemental data
Net assets, end of period (in millions)	$373		$376	$591	$415	$33	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	[5]	0.73	0.74	0.78	0.90	1.23
Expenses including reductions	0.76	[5]	0.72	0.73	0.78	0.90	0.94
Net investment income	1.05	[5]	1.27	1.05	1.42	1.19	0.59
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS29

Class R6 Shares Period ended	9-30-15	[2]	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.94		$18.47	$15.57	$14.00	$12.19
Net investment income[3]	0.11		0.31	0.19	0.19	0.10
Net realized and unrealized gain (loss) on investments	(1.78)		1.12	3.75	2.06	2.15
Total from investment operations	(1.67)		1.43	3.94	2.25	2.25
Less distributions
From net investment income	—		(0.17)	(0.16)	(0.18)	(0.13)
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.96)	(1.04)	(0.68)	(0.44)
Net asset value, end of period	$17.27		$18.94	$18.47	$15.57	$14.00
Total return (%)[4]	(8.82	) [5]	7.99	25.72	16.60	19.09	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,555		$1,444	$356	$118	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	[6]	0.72	0.74	0.82	2.32	[6]
Expenses including reductions	0.69	[6]	0.69	0.73	0.82	0.86	[6]
Net investment income	1.13	[6]	1.63	1.06	1.28	1.31	[6]
Portfolio turnover (%)	20		44	45	44	44	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Six months ended 9-30-15. Unaudited.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

30SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.94		$18.47	$15.57	$14.00	$13.53	$12.04
Net investment income[2]	0.11		0.27	0.19	0.20	0.16	0.10
Net realized and unrealized gain (loss) on investments	(1.77)		1.16	3.75	2.05	0.75	1.54
Total from investment operations	(1.66)		1.43	3.94	2.25	0.91	1.64
Less distributions
From net investment income	—		(0.17)	(0.16)	(0.18)	(0.13)	(0.08)
From net realized gain	—		(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	—		(0.96)	(1.04)	(0.68)	(0.44)	(0.15)
Net asset value, end of period	$17.28		$18.94	$18.47	$15.57	$14.00	$13.53
Total return (%)[3]	(8.82	) [4]	7.98	25.73	16.66	7.38	13.71
Ratios and supplemental data
Net assets, end of period (in millions)	$717		$844	$543	$524	$338	$405
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	[5]	0.69	0.71	0.74	0.77	0.79
Expenses including reductions	0.69	[5]	0.69	0.71	0.74	0.77	0.79
Net investment income	1.13	[5]	1.45	1.09	1.40	1.28	0.82
Portfolio turnover (%)	20		44	45	44	44	50

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS31

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class B and Class I2 shares are closed to new investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded

32

when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities.Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2015, the fund common stocks valued at $42,579,258 and received $43,534,147 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to funds to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2015 were $6,988. For the six months ended September 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

33

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2015, the fund has a capital loss carryforward of $53,166,533 available to offset future net realized capital gains. This carryforward expires as follows: March 31, 2016 - $10,552,858 and March 31, 2017 - $42,613,675.

It is estimated that $50,300,349 of the loss carryforward, which was acquired on July 10, 2009, in a merger with John Hancock Classic Value Fund II, will likely expire unused because of limitations of its use under tax rules.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; (e) 0.650% of the next $10 billion of the fund's average daily net assets; and (f) 0.625% of the fund's average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the

34

participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2015, the waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.85% for Class I2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. The expense limitation expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, Class R1, Class R2, Class R3, and Class R4 shares had fee waivers and/or reimbursement such that the expenses would not exceed 1.57%, 1.32%, 1.47%, and 1.07% for Class R1, Class R2, Class R3, and Class R4 shares, respectively.

Prior to July 1, 2015, the Advisor contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver).

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The expense limitation expires on June 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended September 30, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$105,547	Class R3	$1,087
Class B	685	Class R4	9,239
Class C	12,115	Class R5	15,210
Class I	279,285	Class R6	188,740
Class I2	3,313	Class NAV	30,968
Class R1	884	Total	$651,755
Class R2	4,682

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2015 were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4, and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

35

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at that time. This contractual waiver amounted to $119,626 for Class R4 shares for the six months ended September 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,819,066 for the six months ended September 30, 2015. Of this amount, $637,147 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,170,191 was paid as sales commissions to broker-dealers and $11,728 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B, and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2015, CDSCs received by the Distributor amounted to $2,672, $9,573, and $27,888 for Class A, Class B, and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$3,415,997	$1,715,906	$34,258	$54,512
Class B	88,742	11,147	3,392	336
Class C	1,568,420	196,936	7,996	4,064
Class I	—	4,126,947	51,466	73,539
Class I2	—	48,983	5,000	480
Class R1	85,270	1,751	2,353	194
Class R2	303,360	9,284	6,293	684
Class R3	90,927	2,155	2,393	162
Class R4	414,397	18,250	1,745	1,545
Class R5	106,115	30,130	2,735	3,157
Class R6	—	117,825	7,070	4,341
Total	$6,073,228	$6,279,314	$124,701	$143,014

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to September 30, 2015, state registration fees and printing and postage amounted to $143,637 and $146,158, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

36

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2015 and for the year ended March 31, 2015 were as follows:

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	21,068,936	$407,223,769	56,841,350	$1,096,662,923
Distributions reinvested	—	3	6,096,271	113,512,560
Repurchased	(17,077,364)	(330,008,338)	(66,480,727)	(1,293,771,383)
Net increase (decrease)	3,991,572	$77,215,434	(3,543,106)	($83,595,900)
Class B shares
Sold	33,689	$622,667	153,510	$2,811,812
Distributions reinvested	—	—	41,496	732,408
Repurchased	(124,838)	(2,291,774)	(241,758)	(4,433,014)
Net decrease	(91,149)	($1,669,107)	(46,752)	($888,794)
Class C shares
Sold	3,133,248	$57,236,497	8,106,379	$148,626,164
Distributions reinvested	—	—	496,009	8,774,404
Repurchased	(1,563,362)	(28,656,096)	(1,710,943)	(31,451,792)
Net increase	1,569,886	$28,580,401	6,891,445	$125,948,776
Class I shares
Sold	84,029,722	$1,591,494,180	247,842,283	$4,642,725,693
Distributions reinvested	—	—	15,934,799	288,419,864
Repurchased	(59,581,742)	(1,126,727,139)	(91,316,321)	(1,722,347,847)
Net increase	24,447,980	$464,767,041	172,460,761	$3,208,797,710
Class I2 shares
Sold	78,486	$1,467,442	1,656,290	$30,693,940
Distributions reinvested	—	—	241,901	4,378,406
Repurchased	(799,230)	(14,391,583)	(1,269,673)	(23,897,663)
Net increase (decrease)	(720,744)	($12,924,141)	628,518	$11,174,683
Class R1 shares
Sold	357,698	$6,761,845	664,083	$12,450,925
Distributions reinvested	—	—	33,470	606,476
Repurchased	(243,387)	(4,600,405)	(264,782)	(4,984,982)
Net increase	114,311	$2,161,440	432,771	$8,072,419
Class R2 shares
Sold	1,522,165	$28,246,579	6,005,834	$112,997,028
Distributions reinvested	—	—	215,651	3,905,448
Repurchased	(921,800)	(17,484,811)	(1,928,853)	(36,498,709)
Net increase	600,365	$10,761,768	4,292,632	$80,403,767
Class R3 shares
Sold	314,706	$5,949,652	1,086,659	$20,350,336
Distributions reinvested	—	—	58,249	1,054,888
Repurchased	(253,121)	(4,773,466)	(509,459)	(9,588,533)
Net increase	61,585	$1,176,186	635,449	$11,816,691

37

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	4,727,353	$89,643,206	9,353,161	$178,036,022
Distributions reinvested	—	—	472,054	8,548,903
Repurchased	(2,410,678)	(45,189,452)	(1,824,905)	(34,592,289)
Net increase	2,316,675	$44,453,754	8,000,310	$151,992,636
Class R5 shares
Sold	3,830,694	$71,443,189	23,298,183	$442,099,467
Distributions reinvested	—	—	944,683	17,117,662
Repurchased	(2,032,602)	(38,541,446)	(36,393,140)	(710,984,144)
Net increase (decrease)	1,798,092	$32,901,743	(12,150,274)	($251,767,015)
Class R6 shares
Sold	20,821,268	$390,892,378	59,066,693	$1,140,106,261
Distributions reinvested	—	—	3,663,764	66,350,764
Repurchased	(7,045,017)	(132,341,433)	(5,757,098)	(109,055,462)
Net increase	13,776,251	$258,550,945	56,973,359	$1,097,401,563
Class NAV shares
Sold	1,336,727	$25,371,463	14,604,013	$274,185,711
Distributions reinvested	—	—	2,177,501	39,456,326
Repurchased	(4,402,771)	(84,111,481)	(1,608,154)	(30,787,650)
Net increase (decrease)	(3,066,044)	($58,740,018)	15,173,360	$282,854,387
Total net increase	44,798,780	$847,235,446	249,748,473	$4,642,210,923

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on September 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $3,379,918,305 and $2,609,470,970, respectively, for the six months ended September 30, 2015.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2015, funds within the John Hancock group of funds complex held 4.53% of the fund's net assets.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

38

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Robeco Investment Management, Inc. (the Subadvisor), for John Hancock Disciplined Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

39

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2014 and outperformed its benchmark index for the three- and five-year periods ended December 31, 2014. The Board also noted that

40

the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the three- and five-year periods and to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

41

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	The historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	Information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular,

42

periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

43

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202362	340SA 9/15 11/15

John Hancock

Core High Yield Fund

Semiannual report 9/30/15

A message to shareholders

Dear shareholder,

The domestic bond market generated modest returns for the past year, as investors grappled with mixed economic data and uncertainty over the timing of a looming change in policy from the U.S. Federal Reserve. Against this backdrop, longer-term interest rates were volatile, as were the more rate-sensitive segments of the bond market. High-yield bonds and emerging-market debt, meanwhile, struggled in the face of the precipitous drop in commodity prices, particularly energy prices.

Market volatility is unnerving, and high-yield funds are naturally more exposed to certain risks than other types of bond funds. That's why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing—for the launch of the passively managed John Hancock Multifactor ETFs.* Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Core High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
21	Financial statements
25	Financial highlights
32	Notes to financial statements
42	Continuation of investment advisory and subadvisory agreements
47	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return, consisting of a high level of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/15 (%)

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The high-yield bond market finished with a negative return

Falling energy prices, concerns about slower growth, and rising investor risk aversion contributed to a downturn in high-yield bonds.

Security selection detracted from performance

While we added value through our sector positioning, this was more than offset by the adverse impact of security selection.

Positions in B-rated securities also detracted

At a time when lower-quality bonds lagged, the fund's overweight in securities rated B (and corresponding underweight in those rated BB) detracted from performance.

PORTFOLIO COMPOSITION AS OF 9/30/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Frequent trading may increase fund transaction costs and increase taxable distributions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Konstantin Kizunov, CFA, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Konstantin Kizunov, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past six months?

The high-yield market experienced steady weakness during the six months ended September 30, 2015, leading to a loss of 4.92% for the fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. In the early stages of the reporting period, high-yield bonds were hurt by the continued decline in oil prices and its perceived impact on the creditworthiness of the many energy issuers within the asset class. As the summer progressed, investors increasingly turned their attention to evidence of slowing growth in China and its potential influence on the world economy as a whole. The resulting increase in investors' risk aversion led to heavy outflows from high-yield mutual funds and exchange-traded funds, putting substantial pressure on prices and causing yields to rise dramatically.

What aspects of the fund's positioning helped and hurt performance?

Security selection was the primary factor in the fund's shortfall relative to its benchmark during the past six months. The fund's holdings lagged the benchmark components in both the energy and basic industries groups, which more than offset its stronger showing in financial services, autos, and capital goods. Within energy, the fund's performance was hurt by the underperformance of certain BB- and CCC-rated issuers in which it was invested.

The fund's positioning with regard to credit quality also had a negative impact on performance. It held a significant underweight in BB-rated bonds, which outperformed during the period due to their above-average credit quality. The fund's overweight position in B-rated bonds, which underperformed their BB-rated counterparts, detracted from performance as well. We continued to see favorable risk/return opportunities in the B-rated tier, particularly in the wake of the recent sell-off, given the backdrop of low defaults and positive domestic growth trends. The fund also held a small underweight in the lowest-rated credit tier, CCC and below, which had a slightly positive impact on performance.

The fund's industry allocations were helpful to performance, with the largest impact coming from our decision to underweight the energy sector. Energy-related debt lagged significantly, as investors

4

grew increasingly concerned about the ability of small and midsize companies to maintain sufficient liquidity through a protracted decline in revenues. The fund's modest average cash position also aided performance in the falling market. Additionally, the fund benefited from holding overweight positions in the consumer noncyclical and financial industries, both of which held up relatively well in the downturn.

On the negative side, the fund's underweight in healthcare and overweight in the basic industries group detracted from performance. Healthcare bonds outperformed the broader market due to their defensive nature, while the basic industries segment was hurt by its above-average degree of economic sensitivity.

How was the fund positioned at the end of the period?

We maintained an underweight in energy, based on our belief that the prices of oil and natural gas have the potential to remain low for quite some time. Further, the deterioration of many energy companies' balance sheets raises the likelihood that the sector could experience a number of restructurings during the next 12 months. Within energy, the fund held an underweight position in exploration and production companies and an overweight in refiners, which typically benefit from low oil prices. We have conducted a careful review of each of the fund's holdings in the sector, particularly its recent underperformers, to assess the potential changes in their credit profile under a number of different scenarios for oil prices. While this process led to some modest changes, we retained the majority of the fund's positions in the sector.

QUALITY COMPOSITION AS OF 9/30/15 (%)

5

More broadly speaking, we have found that individual credit selection has become increasingly important given the divergence occurring within the market. While companies with higher leverage and/or sensitivity to commodity prices have generally experienced rising yield spreads, defensive issues have generated stronger relative performance. We have positioned the fund with an overweight in consumer noncyclical and more domestically focused sectors, as we believe demand drivers in these areas remain intact given the continued strengthening of the U.S. economy. We have also sought to maintain a shorter duration; we did not see a favorable risk/return trade-off from taking on above-average interest-rate risk at a time when 10-year U.S. Treasury yields remained low.

The fund continues to hold a modest allocation to senior loans, which are loans to below-investment-grade companies that banks package and sell to investors in the form of securities. While we don't see a meaningful degree of upside for the asset class as a whole, we have established weightings in specific securities where we see compelling bottom-up investment opportunities.

How would you characterize your overall view of the high-yield market at the close of the period?

The six-month reporting period was characterized by significant weakness in the high-yield market, as concerns about global economic growth caused yield spreads to widen. We believe this downturn may have represented an overreaction, since spreads rose to levels typically associated with recessions even though leading indicators continued to point to healthy conditions for the U.S. economy. In our view, accommodative U.S. Federal Reserve policy, rising merger-and-acquisition

SECTOR COMPOSITION AS OF 9/30/15 (%)

6

activity, year-over-year growth in payrolls, and low jobless claims all continue to support the domestic economy. With yield spreads closing the period at their highest level since June 2012, we believe valuations in the high-yield market have moved to attractive levels, particularly in light of the favorable outlook for the default rate. We therefore have placed a strong emphasis on identifying and capitalizing on the potential opportunities created in the market downturn of the past six months.

MANAGED BY

Terry Carr, CFA On the fund since inception Investing since 1986
Konstantin Kizunov, CFA On the fund since inception Investing since 1996
Richard Kos, CFA On the fund since inception Investing since 1993

COUNTRY COMPOSITION AS OF 9/30/15 (%)

United States	80.2
Canada	10.0
Luxembourg	3.0
United Kingdom	1.4
Greece	1.0
Switzerland	0.8
France	0.7
Italy	0.7
Barbados	0.7
Netherlands	0.6
Other countries	0.9
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Konstantin Kizunov, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	6-month	5-year	Since inception[2]	as of 9-30-15	as of 9-30-15
Class A	-10.58	5.34	10.43	-9.51	29.68	89.08	7.56	7.55
Class C3,4	-8.55	5.08	9.90	-7.04	28.10	83.40	7.10	7.09
Class I4	-6.62	6.50	11.46	-5.64	37.04	100.75	8.15	8.14
Class R2[3,4]	-7.10	5.97	10.90	-5.82	33.64	94.33	7.74	7.73
Class R4[3,4]	-6.92	6.14	11.07	-5.71	34.69	96.28	7.89	7.89
Class R6[3,4]	-6.54	6.60	11.55	-5.53	37.62	101.79	8.27	8.24
Class NAV[3,4]	-6.58	6.59	11.54	-5.58	37.59	101.69	8.27	8.26
Index†	-3.54	5.94	11.73	-4.92	33.43	103.81	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.08	1.83	0.81	1.21	1.06	0.71	0.69
Net (%)	1.08	1.83	0.81	1.21	0.96	0.69	0.69

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	Expenses have been estimated for the first year of operation for Class R2, Class R4 and Class R6 shares, respectively.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Core High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	4-30-09	18,340	18,340	20,381
Class I4	4-30-09	20,075	20,075	20,381
Class R2[3,4]	4-30-09	19,433	19,433	20,381
Class R4[3,4]	4-30-09	19,628	19,628	20,381
Class R6[3,4]	4-30-09	20,179	20,179	20,381
Class NAV[3,4]	4-30-09	20,169	20,169	20,381

The values shown in the chart for Class A with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 4-30-09.
3	Class C shares were first offered on 3-27-13; Class NAV shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to this date are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class C, Class NAV, Class R2, Class R4, and Class R6 shares, as applicable.
4	For certain types of investors, as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$942.40	$5.20	1.07%
Class C	1,000.00	938.70	8.87	1.83%
Class I	1,000.00	943.60	3.94	0.81%
Class R2	1,000.00	941.80	6.31	1.30%
Class R4	1,000.00	942.90	5.20	1.07%
Class R6	1,000.00	944.70	3.35	0.69%
Class NAV	1,000.00	944.20	3.35	0.69%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.40	1.07%
Class C	1,000.00	1,015.90	9.22	1.83%
Class I	1,000.00	1,021.00	4.09	0.81%
Class R2	1,000.00	1,018.50	6.56	1.30%
Class R4	1,000.00	1,019.70	5.40	1.07%
Class R6	1,000.00	1,021.60	3.49	0.69%
Class NAV	1,000.00	1,021.60	3.49	0.69%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-15 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 85.5%					$597,623,832
(Cost $686,957,070)
Consumer discretionary 14.5%					101,555,366
Auto components 1.5%
Icahn Enterprises LP	5.875	02-01-22		5,000,000	5,031,250
Stackpole International Intermediate Company SA (S)	7.750	10-15-21		4,840,000	5,263,500
Automobiles 0.3%
Fiat Chrysler Automobiles NV	5.250	04-15-23		2,530,000	2,359,221
Diversified consumer services 0.1%
Speedy Cash Intermediate Holdings Corp. (S)	10.750	05-15-18		1,000,000	790,000
Hotels, restaurants and leisure 1.4%
Great Canadian Gaming Corp.	6.625	07-25-22	CAD	2,000,000	1,543,649
Scientific Games International, Inc. (S)	7.000	01-01-22		8,000,000	7,900,000
Household durables 3.3%
Argos Merger Sub, Inc. (S)	7.125	03-15-23		1,400,000	1,415,750
Beazer Homes USA, Inc.	9.125	05-15-19		3,000,000	3,060,000
Century Communities,Inc.	6.875	05-15-22		945,000	897,750
Meritage Homes Corp.	6.000	06-01-25		1,100,000	1,105,500
Modular Space Corp. (S)	10.250	01-31-19		9,125,000	6,341,875
Standard Pacific Corp.	5.875	11-15-24		1,690,000	1,732,250
Tempur Sealy International, Inc. (S)	5.625	10-15-23		1,685,000	1,682,894
William Lyon Homes, Inc.	5.750	04-15-19		640,000	643,200
William Lyon Homes, Inc.	7.000	08-15-22		6,210,000	6,380,775
Internet and catalog retail 0.1%
Netflix, Inc.	5.750	03-01-24		1,000,000	1,020,000
Media 6.4%
Altice Financing SA (S)	6.500	01-15-22		1,520,000	1,467,575
Altice Financing SA (S)	6.625	02-15-23		3,000,000	2,880,000
Altice Finco SA (S)	8.125	01-15-24		2,700,000	2,571,750
Altice SA (S)	7.625	02-15-25		3,000,000	2,628,750
Altice SA (S)	7.750	05-15-22		5,000,000	4,550,000
American Media, Inc.	11.500	12-15-17		2,094,000	2,146,350
DISH DBS Corp.	5.875	11-15-24		2,570,000	2,184,500
Postmedia Network, Inc.	12.500	07-15-18		2,000,000	1,980,000
Quebecor Media, Inc. (S)	6.625	01-15-23	CAD	3,000,000	2,326,714
Sinclair Television Group, Inc. (S)	5.625	08-01-24		5,000,000	4,543,750
Sirius XM Radio, Inc. (S)	6.000	07-15-24		8,000,000	8,040,000
SiTV LLC (S)	10.375	07-01-19		2,250,000	1,710,000
TEGNA, Inc. (S)	4.875	09-15-21		5,000,000	4,900,000
Videotron, Ltd. (S)	5.375	06-15-24		3,055,000	3,009,175

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Multiline retail 0.5%
Dollar Tree, Inc. (S)	5.750	03-01-23		3,245,000	$3,366,688
Specialty retail 0.9%
DriveTime Automotive Group, Inc. (S)	8.000	06-01-21		4,000,000	3,620,000
Group 1 Automotive, Inc.	5.000	06-01-22		2,500,000	2,462,500
Consumer staples 7.2%					50,356,169
Food and staples retailing 1.6%
Simmons Foods, Inc. (S)	7.875	10-01-21		1,500,000	1,385,625
SUPERVALU, Inc.	7.750	11-15-22		4,500,000	4,500,000
Tops Holding LLC (S)	8.000	06-15-22		5,245,000	5,245,000
Food products 3.1%
AGT Food & Ingredients, Inc. (S)	9.000	02-14-18	CAD	2,000,000	1,578,569
Dean Foods Company (S)	6.500	03-15-23		6,000,000	6,090,000
Post Holdings, Inc. (S)	6.000	12-15-22		580,000	555,350
Post Holdings, Inc. (S)	6.750	12-01-21		6,775,000	6,775,000
Post Holdings, Inc.	7.375	02-15-22		1,100,000	1,119,250
Southern States Cooperative, Inc. (S)	10.000	08-15-21		6,000,000	5,280,000
Household products 0.9%
HRG Group, Inc. (S)	7.875	07-15-19		3,500,000	3,631,250
HRG Group, Inc.	7.875	07-15-19		2,830,000	2,936,125
Tobacco 1.6%
Alliance One International, Inc.	9.875	07-15-21		7,000,000	5,985,000
Vector Group, Ltd.	7.750	02-15-21		5,000,000	5,275,000
Energy 7.9%					55,445,463
Energy equipment and services 1.2%
CSI Compressco LP	7.250	08-15-22		2,865,000	2,334,975
PHI, Inc.	5.250	03-15-19		1,340,000	1,152,400
Seventy Seven Energy, Inc.	6.500	07-15-22		3,130,000	1,220,700
Teine Energy, Ltd. (S)	6.875	09-30-22		2,185,000	1,865,444
TerraForm Power Operating LLC (S)	5.875	02-01-23		2,103,000	1,855,898
Oil, gas and consumable fuels 6.7%
Bill Barrett Corp.	7.625	10-01-19		1,000,000	720,000
Calumet Specialty Products Partners LP	6.500	04-15-21		8,000,000	7,200,000
Calumet Specialty Products Partners LP	7.625	01-15-22		1,450,000	1,348,500
Chesapeake Energy Corp.	6.500	08-15-17		3,000,000	2,700,000
Citgo Holding, Inc. (S)	10.750	02-15-20		5,000,000	4,837,500
Crestwood Midstream Partners LP (S)	6.250	04-01-23		2,500,000	2,125,000
Energy XXI Gulf Coast, Inc. (S)	11.000	03-15-20		4,000,000	1,880,000
EPL Oil & Gas, Inc.	8.250	02-15-18		1,500,000	367,500
FTS International, Inc.	6.250	05-01-22		3,000,000	930,000
FTS International, Inc. (P)(S)	7.837	06-15-20		6,000,000	4,441,770
Genesis Energy LP	6.000	05-15-23		1,205,000	1,060,400

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Halcon Resources Corp. (S)	8.625	02-01-20	2,000,000	$1,662,500
Halcon Resources Corp.	8.875	05-15-21	2,400,000	720,000
Halcon Resources Corp.	9.250	02-15-22	3,500,000	1,085,000
Jones Energy Holdings LLC	6.750	04-01-22	805,000	639,476
Legacy Reserves LP	8.000	12-01-20	4,000,000	2,880,000
Linn Energy LLC	6.500	05-15-19	6,000,000	1,650,000
SandRidge Energy, Inc. (S)	8.750	06-01-20	2,000,000	1,212,500
Teekay Offshore Partners LP	6.000	07-30-19	5,540,000	4,044,200
Tullow Oil PLC (S)	6.000	11-01-20	730,000	512,825
Tullow Oil PLC (S)	6.250	04-15-22	1,590,000	1,113,000
Ultra Petroleum Corp. (S)	5.750	12-15-18	2,500,000	1,800,000
Ultra Petroleum Corp. (S)	6.125	10-01-24	2,000,000	1,140,000
WPX Energy, Inc.	5.250	09-15-24	1,175,000	945,875
Financials 14.1%				98,363,445
Banks 2.2%
Citigroup, Inc. (5.800% to 11-15-19, then 3 month LIBOR + 4.093%) (Q)	5.800	11-15-19	5,000,000	4,921,250
HSBC Holdings PLC (5.625% to 1-17-20, then 5 year ISDAFIX + 3.626%) (Q)	5.625	01-17-20	1,630,000	1,568,875
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (Q)	6.000	04-16-20	2,000,000	1,962,500
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	2,000,000	1,898,750
Societe Generale SA (8.250% to 11-29-18, then 5 year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	5,000,000	5,204,750
Capital markets 1.2%
Credit Suisse Group AG (7.500% to 12-11-23, then 5 year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	5,620,000	5,851,825
GFI Group, Inc.	8.375	07-19-18	2,000,000	2,160,000
Consumer finance 3.1%
Cash America International, Inc.	5.750	05-15-18	5,000,000	5,012,500
Credit Acceptance Corp.	6.125	02-15-21	6,271,000	6,176,935
DFC Finance Corp. (S)	10.500	06-15-20	4,000,000	2,350,000
Enova International, Inc.	9.750	06-01-21	2,000,000	1,620,000
TMX Finance LLC (S)	8.500	09-15-18	7,948,000	6,259,050
Diversified financial services 3.5%
iPayment, Inc. (S)	9.500	12-15-19	3,562,500	3,526,875
Jefferies Finance LLC (S)	6.875	04-15-22	3,000,000	2,730,000
Jefferies Finance LLC (S)	7.500	04-15-21	6,000,000	5,610,000
Nationstar Mortgage LLC	6.500	06-01-22	7,000,000	5,582,500
NewStar Financial, Inc. (S)	7.250	05-01-20	7,000,000	6,965,000

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Real estate investment trusts 0.8%
DuPont Fabros Technology LP	5.875	09-15-21		1,100,000	$1,127,500
iStar, Inc.	5.000	07-01-19		4,890,000	4,648,532
Real estate management and development 1.6%
Greystar Real Estate Partners LLC (S)	8.250	12-01-22		6,000,000	6,270,000
Mattamy Group Corp. (S)	6.500	11-15-20		3,500,000	3,395,000
Mattamy Group Corp. (S)	6.875	11-15-20	CAD	2,000,000	1,453,728
Thrifts and mortgage finance 1.7%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21		6,725,000	6,287,875
Quicken Loans, Inc. (S)	5.750	05-01-25		4,000,000	3,790,000
Stearns Holdings, Inc. (S)	9.375	08-15-20		2,000,000	1,990,000
Health care 4.8%					33,218,636
Health care equipment and supplies 1.1%
BioScrip, Inc.	8.875	02-15-21		2,625,000	2,021,250
Centric Health Corp.	8.625	04-18-18	CAD	9,488,000	5,687,823
Health care providers and services 1.7%
Acadia Healthcare Company, Inc.	5.625	02-15-23		1,500,000	1,507,500
DaVita HealthCare Partners, Inc.	5.000	05-01-25		5,000,000	4,800,000
Vantage Oncology LLC (S)	9.500	06-15-17		6,000,000	5,370,000
Pharmaceuticals 2.0%
Endo Finance LLC (S)	6.000	07-15-23		1,750,000	1,732,500
Mallinckrodt International Finance SA (S)	5.625	10-15-23		1,500,000	1,368,750
Valeant Pharmaceuticals International, Inc. (S)	5.375	03-15-20		4,000,000	3,887,500
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23		3,175,000	3,008,313
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23		4,000,000	3,835,000
Industrials 11.5%					80,247,587
Aerospace and defense 1.5%
LMI Aerospace, Inc.	7.375	07-15-19		8,040,000	7,758,600
TransDigm, Inc.	6.000	07-15-22		2,670,000	2,489,775
Air freight and logistics 1.2%
XPO Logistics, Inc. (S)	6.500	06-15-22		9,900,000	8,371,688
Building products 1.2%
Builders FirstSource, Inc. (S)	10.750	08-15-23		7,000,000	6,991,250
Summit Materials LLC	10.500	01-31-20		1,176,000	1,258,320
Chemicals 0.2%
Techniplas LLC (S)	10.000	05-01-20		1,750,000	1,610,000
Commercial services and supplies 1.2%
Casella Waste Systems, Inc.	7.750	02-15-19		2,600,000	2,548,000
GFL Environmental Corp. (S)	7.500	06-18-18	CAD	1,196,000	887,254
Tervita Corp. (S)	10.875	02-15-18		450,000	225,000
The ADT Corp.	4.125	06-15-23		5,000,000	4,500,000

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Construction and engineering 1.6%
AECOM (S)	5.750	10-15-22	7,500,000	$7,556,250
Michael Baker International, Inc. (S)	8.250	10-15-18	900,000	855,000
Tronox Finance LLC (S)	7.500	03-15-22	4,500,000	2,846,250
Construction materials 0.3%
Weekley Homes LLC	6.000	02-01-23	2,500,000	2,318,750
Machinery 0.2%
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	1,750,000	1,693,125
Marine 1.0%
Navios Maritime Holdings, Inc. (S)	7.375	01-15-22	8,810,000	7,092,050
Professional services 0.5%
Mustang Merger Corp. (S)	8.500	08-15-21	3,000,000	3,112,500
Trading companies and distributors 1.2%
Ahern Rentals, Inc. (S)	7.375	05-15-23	5,000,000	4,350,000
Reliance Intermediate Holdings LP (S)	6.500	04-01-23	4,000,000	4,000,000
Transportation infrastructure 1.4%
CHC Helicopter SA	9.250	10-15-20	4,500,000	2,520,000
CHC Helicopter SA	9.375	06-01-21	1,836,250	697,775
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	6,700,000	6,566,000
Information technology 4.4%				30,384,000
Communications equipment 0.6%
Avaya, Inc. (S)	7.000	04-01-19	3,000,000	2,377,500
Avaya, Inc. (S)	9.000	04-01-19	2,000,000	1,660,000
Semiconductors and semiconductor equipment 1.6%
Advanced Micro Devices, Inc.	7.750	08-01-20	4,500,000	2,857,500
Micron Technology, Inc. (S)	5.250	08-01-23	4,750,000	4,417,500
Micron Technology, Inc.	5.500	02-01-25	4,350,000	3,980,250
Software 2.2%
Blue Coat Holdings, Inc. (S)	8.375	06-01-23	6,000,000	5,985,000
Open Text Corp. (S)	5.625	01-15-23	2,000,000	1,983,750
SS&C Technologies Holdings, Inc. (S)	5.875	07-15-23	7,000,000	7,122,500
Materials 11.5%				80,607,450
Building materials 0.9%
Building Materials Corp. of America (S)	5.375	11-15-24	4,845,000	4,784,438
Building Materials Corp. of America (S)	6.000	10-15-25	1,685,000	1,701,850
Chemicals 1.2%
Hexion US Finance Corp.	8.875	02-01-18	1,000,000	792,300
Momentive Performance Materials, Inc.	3.880	10-24-21	2,000,000	1,540,000
Platform Specialty Products Corp. (S)	6.500	02-01-22	5,125,000	4,407,500
The Chemours Company (S)	6.625	05-15-23	1,685,000	1,133,163
Tronox Finance LLC	6.375	08-15-20	1,000,000	635,000

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Construction materials 1.9%
Algeco Scotsman Global Finance PLC (S)	8.500	10-15-18	5,000,000	$4,376,000
Hardwoods Acquisition, Inc. (S)	7.500	08-01-21	9,300,000	8,695,500
Containers and packaging 1.2%
Cascades, Inc. (S)	5.500	07-15-22	5,460,000	5,187,000
Sealed Air Corp. (S)	4.875	12-01-22	1,710,000	1,690,763
Sealed Air Corp. (S)	5.125	12-01-24	1,710,000	1,671,525
Metals and mining 4.0%
Essar Steel Algoma, Inc. (S)	9.500	11-15-19	4,000,000	2,200,000
First Quantum Minerals, Ltd. (S)	7.250	10-15-19	7,000,000	4,900,000
First Quantum Minerals, Ltd. (S)	7.250	05-15-22	2,750,000	1,705,000
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22	2,000,000	1,862,500
Hecla Mining Company	6.875	05-01-21	1,800,000	1,449,000
Optima Specialty Steel, Inc. (S)	12.500	12-15-16	213,000	200,220
Signode Industrial Group Lux SA (S)	6.375	05-01-22	7,410,000	7,002,450
Taseko Mines, Ltd.	7.750	04-15-19	6,000,000	3,300,000
Thompson Creek Metals Company, Inc.	9.750	12-01-17	1,500,000	1,387,500
Thompson Creek Metals Company, Inc.	12.500	05-01-19	7,000,000	3,710,000
Paper and forest products 2.3%
Norbord, Inc. (S)	6.250	04-15-23	2,650,000	2,592,031
Resolute Forest Products, Inc.	5.875	05-15-23	7,358,000	5,481,710
Tembec Industries, Inc. (S)	9.000	12-15-19	10,000,000	7,500,000
UPM-Kymmene OYJ (S)	7.450	11-26-27	600,000	702,000
Telecommunication services 6.4%				44,825,438
Communications equipment 0.1%
Altice US Finance II Corp. (S)	7.750	07-15-25	1,165,000	1,031,025
Diversified telecommunication services 4.7%
Cincinnati Bell, Inc.	8.375	10-15-20	1,000,000	1,007,500
Columbus International, Inc. (S)	7.375	03-30-21	4,700,000	4,864,500
Frontier Communications Corp.	6.250	09-15-21	1,130,000	940,725
Frontier Communications Corp.	7.125	01-15-23	7,500,000	6,164,250
Frontier Communications Corp. (S)	8.875	09-15-20	965,000	945,700
Frontier Communications Corp. (S)	10.500	09-15-22	1,205,000	1,171,863
Frontier Communications Corp. (S)	11.000	09-15-25	1,930,000	1,867,275
GCI, Inc.	6.875	04-15-25	3,000,000	3,015,000
Goodman Networks, Inc.	12.125	07-01-18	3,600,000	1,836,000
T-Mobile USA, Inc.	6.000	03-01-23	6,000,000	5,790,000
Wind Acquisition Finance SA (S)	7.375	04-23-21	5,000,000	4,937,500
Wireless telecommunication services 1.6%
Digicel, Ltd. (S)	6.000	04-15-21	2,000,000	1,815,000
Sprint Capital Corp.	6.900	05-01-19	1,000,000	880,000
Sprint Communications, Inc.	6.000	11-15-22	2,000,000	1,505,000

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services (continued)
Sprint Communications, Inc.	8.375	08-15-17	2,000,000	$1,993,980
Sprint Corp.	7.125	06-15-24	6,575,000	5,060,120
Utilities 3.2%				22,620,278
Electric utilities 1.1%
Talen Energy Supply LLC (S)	4.625	07-15-19	8,900,000	8,099,000
Independent power and renewable electricity producers 2.1%
Dynegy, Inc.	5.875	06-01-23	6,585,000	6,111,703
Dynegy, Inc.	6.750	11-01-19	1,170,000	1,172,925
Dynegy, Inc.	7.625	11-01-24	1,615,000	1,631,150
GenOn Energy, Inc.	7.875	06-15-17	2,000,000	1,875,000
NRG Energy, Inc.	6.250	07-15-22	1,675,000	1,524,250
NRG Energy, Inc.	6.250	05-01-24	2,500,000	2,206,250
Term loans (M) 8.5%				$59,152,989
(Cost $70,059,761)
Consumer discretionary 2.1%				14,515,162
Diversified consumer services 0.3%
Orchard Acquisition Company	7.000	02-07-19	2,345,217	1,993,435
Hotels, restaurants and leisure 0.2%
Marina District Finance Company, Inc.	6.500	08-15-18	1,242,537	1,246,410
Media 0.3%
Getty Images, Inc.	4.750	10-18-19	2,946,970	1,906,934
Specialty retail 0.8%
Payless, Inc.	5.000	03-11-21	1,975,000	1,540,500
Payless, Inc.	8.500	03-11-22	210,000	163,800
Toys R Us Property Company I LLC	6.000	08-21-19	4,199,914	3,902,422
Textiles, apparel and luxury goods 0.5%
Charlotte Russe, Inc.	6.750	05-21-19	3,751,135	3,075,930
Charlotte Russe, Inc.	6.750	05-22-19	836,258	685,731
Consumer staples 1.4%				9,665,498
Food and staples retailing 0.5%
Reddy Ice Corp.	6.752	05-01-19	3,412,500	2,832,375
Reddy Ice Corp.	10.750	11-01-19	500,000	337,500
Household products 0.9%
The Sun Products Corp.	5.500	03-23-20	6,910,237	6,495,623
Energy 1.4%				9,529,078
Energy equipment and services 0.4%
Preferred Proppants LLC	6.750	07-27-20	3,960,000	2,455,200
Oil, gas and consumable fuels 1.0%
Arch Coal, Inc.	6.250	05-16-18	3,881,292	2,160,587

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Citgo Holding, Inc.	9.500	05-12-18	3,517,446	$3,455,891
Fieldwood Energy LLC	8.375	09-30-20	5,205,000	1,457,400
Financials 1.1%				7,702,857
Diversified financial services 1.1%
iPayment, Inc.	6.750	05-08-17	2,000,000	1,960,000
PGX Holdings, Inc. (S)	5.750	09-29-20	5,742,857	5,742,857
Health care 0.3%				2,116,159
Health care providers and services 0.3%
Western Dental Services, Inc.	6.000	11-01-18	2,446,427	2,116,159
Industrials 0.5%				3,650,767
Road and rail 0.5%
Livingston International, Inc.	5.000	04-18-19	1,955,000	1,891,463
Livingston International, Inc.	9.000	04-18-20	1,954,783	1,759,304
Information technology 0.7%				4,736,086
Software 0.7%
Compuware Corp.	6.250	12-15-21	4,962,500	4,736,086
Materials 0.1%				1,037,642
Chemicals 0.1%
American Pacific Corp.	7.000	02-27-19	3,977,405	1,037,642
Telecommunication services 0.9%				6,199,740
Diversified telecommunication services 0.9%
Birch Communications, Inc.	7.750	07-17-20	6,215,278	6,199,740
			Shares	Value
Common stocks 0.2%				$1,152,169
(Cost $598,460)
Energy 0.0%				40,960
Energy equipment and services 0.0%
TPT Acquisition, Inc. (I)			2,560	40,960
Financials 0.2%				1,111,209
Diversified financial services 0.2%
iPayment, Inc. (I)			223,000	1,111,209
Preferred securities 0.5%				$3,893,789
(Cost $3,913,271)
Financials 0.4%				2,761,689
Consumer finance 0.4%
Ally Financial, Inc., 7.000% (S)			2,753	2,761,689

SEE NOTES TO FINANCIAL STATEMENTS19

	Shares	Value
Utilities 0.1%		$1,132,100
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%	22,820	1,132,100
	Par value	Value
Short-term investments 0.6%		$4,173,000
(Cost $4,173,000)
Repurchase agreement 0.6%		4,173,000
Repurchase Agreement with State Street Corp. dated 9-30-15 at 0.000% to be repurchased at $4,173,000 on 10-1-15, collateralized by $4,190,000 U.S. Treasury Notes, 1.625% due 12-31-19 (valued at $4,258,297, including interest)	4,173,000	4,173,000
Total investments (Cost $765,701,562)† 95.3%		$665,995,779
Other assets and liabilities, net 4.7%		$33,178,534
Total net assets 100.0%		$699,174,313

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
CAD	Canadian Dollar
Key to Security Abbreviations and Legend
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $374,928,034 or 53.6% of the fund's net assets as of 9-30-15.
†	At 9-30-15, the aggregate cost of investment securities for federal income tax purposes was $766,647,466. Net unrealized depreciation aggregated $100,651,687, of which $3,003,053 related to appreciated investment securities and $103,654,740 related to depreciated investment securities.

20SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-15 (unaudited)

Assets
Investments, at value (Cost $765,701,562)	$665,995,779
Cash	16,552,526
Foreign currency, at value (Cost $3,126,745)	3,141,272
Receivable for investments sold	9,243,589
Receivable for fund shares sold	842,501
Receivable for forward foreign currency exchange contracts	82,507
Dividends and interest receivable	14,318,466
Other receivables and prepaid expenses	98,094
Total assets	710,274,734
Liabilities
Payable for investments purchased	4,087,667
Payable for fund shares repurchased	6,741,487
Distributions payable	92,720
Payable to affiliates
Accounting and legal services fees	17,747
Transfer agent fees	62,254
Trustees' fees	1,575
Other liabilities and accrued expenses	96,971
Total liabilities	11,100,421
Net assets	$699,174,313
Net assets consist of
Paid-in capital	$812,192,467
Undistributed net investment income	1,756,781
Accumulated net realized gain (loss) on investments and foreign currency transactions	(15,147,699)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(99,627,236)
Net assets	$699,174,313

SEE NOTES TO FINANCIAL STATEMENTS21

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($318,660,187 ÷ 33,663,293 shares)[1]	$9.47
Class C ($59,832,978 ÷ 6,321,986 shares)[1]	$9.46
Class I ($230,219,501 ÷ 24,315,543 shares)	$9.47
Class R2 ($91,494 ÷ 9,662 shares)	$9.47
Class R4 ($91,496 ÷ 9,662 shares)	$9.47
Class R6 ($91,941 ÷ 9,708 shares)	$9.47
Class NAV ($90,186,716 ÷ 9,523,887 shares)	$9.47
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.86

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

22SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 9-30-15 (unaudited)

Investment income
Interest	$28,985,138
Dividends	161,568
Less foreign taxes withheld	(1,002)
Total investment income	29,145,704
Expenses
Investment management fees	2,488,359
Distribution and service fees	776,602
Accounting and legal services fees	50,572
Transfer agent fees	420,076
Trustees' fees	5,486
State registration fees	93,160
Printing and postage	27,639
Professional fees	50,395
Custodian fees	55,218
Registration and filing fees	51,545
Other	8,829
Total expenses	4,027,881
Less expense reductions	(41,754)
Net expenses	3,986,127
Net investment income	25,159,577
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(4,330,066)
(4,330,066)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(65,023,122)
(65,023,122)
Net realized and unrealized loss	(69,353,188)
Decrease in net assets from operations	($44,193,611)

SEE NOTES TO FINANCIAL STATEMENTS23

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-15	Year ended 3-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$25,159,577	$41,934,331
Net realized loss	(4,330,066)	(6,813,349)
Change in net unrealized appreciation (depreciation)	(65,023,122)	(44,471,026)
Decrease in net assets resulting from operations	(44,193,611)	(9,350,044)
Distributions to shareholders
From net investment income
Class A	(11,224,269)	(22,338,021)
Class C	(1,783,598)	(2,756,952)
Class I	(8,682,283)	(14,286,376)
Class R2	(3,013)	—
Class R4	(3,128)	—
Class R6	(3,324)	—
Class NAV	(3,481,557)	(4,714,036)
Total distributions	(25,181,172)	(44,095,385)
From fund share transactions	(59,173,312)	420,856,660
Total increase (decrease)	(128,548,095)	367,411,231
Net assets
Beginning of period	827,722,408	460,311,177
End of period	$699,174,313	$827,722,408
Undistributed net investment income	$1,756,781	$1,778,376

24SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$10.37		$11.03	$11.02	$10.52	$11.35	$11.59
Net investment income[2]	0.32		0.63	0.71	0.74	1.07	1.16
Net realized and unrealized gain (loss) on investments	(0.90)		(0.63)	0.10	0.53	(0.25)	0.92
Total from investment operations	(0.58)		—	0.81	1.27	0.82	2.08
Less distributions
From net investment income	(0.32)		(0.66)	(0.74)	(0.76)	(1.04)	(1.20)
From net realized gain	—		—	(0.06)	(0.01)	(0.61)	(1.12)
Total distributions	(0.32)		(0.66)	(0.80)	(0.77)	(1.65)	(2.32)
Net asset value, end of period	$9.47		$10.37	$11.03	$11.02	$10.52	$11.35
Total return (%)[3,4]	(5.76	) [5]	(0.03)	7.62	12.59	8.12	19.34
Ratios and supplemental data
Net assets, end of period (in millions)	$319		$373	$313	$208	$16	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[6]	1.08	1.15	1.30	1.68	1.55
Expenses including reductions	1.07	[6]	1.07	1.15	1.18	1.24	1.21
Net investment income	6.22	[6]	5.87	6.45	6.83	9.82	9.99
Portfolio turnover (%)	17		28	26	15	64	207

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Class C Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	[2]
Per share operating performance
Net asset value, beginning of period	$10.36		$11.03	$11.02	$11.01
Net investment income[3]	0.28		0.55	0.61	0.01
Net realized and unrealized gain (loss) on investments	(0.90)		(0.64)	0.10	—	[4]
Total from investment operations	(0.62)		(0.09)	0.71	0.01
Less distributions
From net investment income	(0.28)		(0.58)	(0.64)	—
From net realized gain	—		—	(0.06)	—
Total distributions	(0.28)		(0.58)	(0.70)	—
Net asset value, end of period	$9.46		$10.36	$11.03	$11.02
Total return (%)[5,6]	(6.13	) [7]	(0.86)	6.73	0.09	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$60		$64	$28	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	[9]	1.83	2.22	16.98	[9]
Expenses including reductions	1.83	[9]	1.82	1.93	1.93	[9]
Net investment income	5.47	[9]	5.12	5.58	5.54	[9]
Portfolio turnover (%)	17		28	26	15	[10]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class C shares is 3-27-13.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	The portfolio turnover is shown for the period from 4-1-12 to 3-31-13.

26SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$10.37		$11.04	$11.02	$10.52	$11.36	$11.59
Net investment income[2]	0.33		0.66	0.73	0.77	1.10	1.21
Net realized and unrealized gain (loss) on investments	(0.90)		(0.64)	0.12	0.53	(0.26)	0.92
Total from investment operations	(0.57)		0.02	0.85	1.30	0.84	2.13
Less distributions
From net investment income	(0.33)		(0.69)	(0.77)	(0.79)	(1.07)	(1.24)
From net realized gain	—		—	(0.06)	(0.01)	(0.61)	(1.12)
Total distributions	(0.33)		(0.69)	(0.83)	(0.80)	(1.68)	(2.36)
Net asset value, end of period	$9.47		$10.37	$11.04	$11.02	$10.52	$11.36
Total return (%)[3]	(5.64	) [4]	0.14	8.01	12.90	8.39	19.87
Ratios and supplemental data
Net assets, end of period (in millions)	$230		$277	$119	$40	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[6]	0.81	0.89	1.07	4.23	1.35
Expenses including reductions	0.81	[6]	0.80	0.87	0.87	0.90	0.85
Net investment income	6.48	[6]	6.13	6.71	7.06	10.17	10.35
Portfolio turnover (%)	17		28	26	15	64	207

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R2 Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.37		$10.35
Net investment income[3]	0.31		0.01
Net realized and unrealized gain (loss) on investments	(0.90)		0.01
Total from investment operations	(0.59)		0.02
Less distributions
From net investment income	(0.31)		—
Total distributions	(0.31)		—
Net asset value, end of period	$9.47		$10.37
Total return (%)[4,5]	(5.82)		0.19
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.29	[7]	15.03	[7]
Expenses including reductions	1.30	[7]	1.32	[7]
Net investment income	6.01	[7]	7.59	[7]
Portfolio turnover (%)	17		28	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

28SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.37		$10.35
Net investment income[3]	0.32		0.01
Net realized and unrealized gain (loss) on investments	(0.90)		0.01
Total from investment operations	(0.58)		0.02
Less distributions
From net investment income	(0.32)		—
Total distributions	(0.32)		—
Net asset value, end of period	$9.47		$10.37
Total return (%)[4,5]	(5.71)		0.19
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.29	[7]	15.03	[7]
Expenses including reductions	1.07	[7]	1.07	[7]
Net investment income	6.24	[7]	7.84	[7]
Portfolio turnover (%)	17		28	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS29

Class R6 Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.37		$10.35
Net investment income[3]	0.34		0.01
Net realized and unrealized gain (loss) on investments	(0.90)		0.01
Total from investment operations	(0.56)		0.02
Less distributions
From net investment income	(0.34)		—
Total distributions	(0.34)		—
Net asset value, end of period	$9.47		$10.37
Total return (%)[4,5]	(5.53)		0.19
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.57	[7]	15.86	[7]
Expenses including reductions	0.69	[7]	0.67	[7]
Net investment income	6.62	[7]	8.24	[7]
Portfolio turnover (%)	17		28	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

30SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.37		$11.08
Net investment income[3]	0.34		0.40
Net realized and unrealized loss on investments	(0.90)		(0.69)
Total from investment operations	(0.56)		(0.29)
Less distributions
From net investment income	(0.34)		(0.42)
Net asset value, end of period	$9.47		$10.37
Total return (%)[4,5]	(5.58)		(2.58)
Ratios and supplemental data
Net assets, end of period (in millions)	$90		$113
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	[6]	0.67	[6]
Expenses including reductions	0.69	[6]	0.67	[6]
Net investment income	6.61	[6]	6.40	[6]
Portfolio turnover (%)	17		28	[7]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class NAV shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS31

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Core High Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return, consisting of a high level of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

32

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy. The following is a summary of the values by input classification of the fund's investments as of September 30, 2015, by major security category or type:

	Total value at 9-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds
Consumer discretionary	$101,555,366	—	$101,555,366	—
Consumer staples	50,356,169	—	50,356,169	—
Energy	55,445,463	—	55,445,463	—
Financials	98,363,445	—	98,363,445	—
Health care	33,218,636	—	33,218,636	—
Industrials	80,247,587	—	80,247,587	—
Information technology	30,384,000	—	30,384,000	—
Materials	80,607,450	—	80,607,450	—
Telecommunication services	44,825,438	—	44,825,438	—
Utilities	22,620,278	—	22,620,278	—
Term loans
Consumer discretionary	14,515,162	—	14,515,162	—
Consumer staples	9,665,498	—	9,665,498	—
Energy	9,529,078	—	9,529,078	—
Financials	7,702,857	—	7,702,857	—
Health care	2,116,159	—	2,116,159	—
Industrials	3,650,767	—	3,650,767	—
Information technology	4,736,086	—	4,736,086	—
Materials	1,037,642	—	1,037,642	—
Telecommunication services	6,199,740	—	6,199,740	—
Common stocks
Energy	40,960	—	—	$40,960
Financials	1,111,209	—	1,111,209	—
Preferred securities
Financials	2,761,689	—	2,761,689	—
Utilities	1,132,100	$1,132,100	—	—
Short-term investments	4,173,000	—	4,173,000	—
Total investments in securities	$665,995,779	$1,132,100	$664,822,719	$40,960
Other financial instruments
Forward foreign currency contracts	$82,507	—	$82,507	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an

33

offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans generally are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security

34

entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2015 were $544. For the six months ended September 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of March 31, 2015, the fund has a short-term capital loss carryforward of $6,286,049 and a long-term capital loss carryforward of $3,654,502 available to offset future net realized capital gains. These carryforwards do not expire.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the

35

position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended September 30, 2015, the fund used forward foreign currency contracts to gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $16.8 million to $19.8 million, as measured at each quarter end. The following table summarizes the contracts held at September 30, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	16,779,212	CAD	22,288,834	Royal Bank of Canada	12/16/2015	$82,507	—	$82,507

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at September 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign exchange	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$82,507	—

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

36

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended September 30, 2015:

Risk	Statement of operations location	Investments and foreign currency transactions*
Forward foreign currency	Net realized gain (loss) on:	$1,090,398

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended September 30, 2015:

Risk	Statement of operations location	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*
Foreign currency	Change in unrealized appreciation (depreciation)	($231,368)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $250 million of the fund's aggregate daily net assets; (b) 0.625% of the next $250 million of the fund's aggregate daily net assets; (c) 0.600% of the next $500 million of the fund's aggregate daily net assets; (d) 0.550% of the next $1.5 billion of the fund's aggregate daily net assets; and (e) 0.525% of the fund's aggregate daily net assets in excess of $2.5 billion. Aggregate net assets generally include the net assets of the fund and other funds identified in the advisory agreement. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.87%, 1.32% and 1.07% for Class I, Class R2 and Class R4 shares, respectively. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the

37

ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2016 for Class I, Class R2 and Class R4 shares, unless renewed by the mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, Class A and Class C shares had fee waivers and/or reimbursement such that the expenses would not exceed 1.18% and 1.93% for Class A and Class C shares, respectively.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares, on an annualized basis. The waiver expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective September 1, 2015, the Advisor voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.21% and 1.06%, for Class R2 and Class R4 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until terminated by the Advisor on notice to the fund.

For the six months ended September 30, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$13,926	Class R4	$3,511
Class C	2,517	Class R6	3,893
Class I	10,345	Class NAV	4,068
Class R2	3,445	Total	$41,705

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2015 were equivalent to a net annual effective rate of 0.61% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fees	Class	Rule 12b-1 fee	Service fees
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $49 for Class R4 shares for the six months ended September 30, 2015.

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Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $373,697 for the six months ended September 30, 2015. Of this amount, $51,788 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $317,962 was paid as sales commissions to broker-dealers and $3,947 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2015, CDSCs received by the Distributor amounted to $2,370 and $10,627 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$450,533	$226,348	$15,537	$7,946
Class C	325,823	40,917	6,027	1,225
Class I	—	152,787	14,952	4,087
Class R2	123	8	3,606	7
Class R4	123	8	3,606	7
Class R6	—	8	3,874	7
Total	$776,602	$420,076	$47,602	$13,279

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to September 30, 2015, state registration fees and printing and postage amounted to $45,558 and $14,360, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$26,500,000	1	0.46%	$339

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Note 6 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2015 and the year ended March 31, 2015 were as follows:

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,400,182	$45,169,254	22,340,271	$241,569,465
Distributions reinvested	1,065,091	10,751,530	1,997,259	21,385,159
Repurchased	(7,810,269)	(79,165,683)	(16,744,517)	(178,572,004)
Net increase (decrease)	(2,344,996)	($23,244,899)	7,593,013	$84,382,620
Class C shares
Sold	931,539	$9,576,924	4,676,512	$50,683,255
Distributions reinvested	172,272	1,736,763	249,024	2,651,961
Repurchased	(956,528)	(9,643,913)	(1,294,897)	(13,633,334)
Net increase	147,283	$1,669,774	3,630,639	$39,701,882
Class I shares
Sold	7,599,808	$77,922,484	29,631,814	$321,444,280
Distributions reinvested	858,183	8,665,859	1,319,756	14,053,244
Repurchased	(10,876,094)	(110,259,973)	(14,979,167)	(159,837,253)
Net increase (decrease)	(2,418,103)	($23,671,630)	15,972,403	$175,660,271
Class R2 shares[1]
Sold	—	—	9,662	$100,000
Net increase	—	—	9,662	$100,000
Class R4 shares[1]
Sold	—	—	9,662	$100,000
Net increase	—	—	9,662	$100,000
Class R6 shares[1]
Sold	45	$472	9,662	$100,000
Distributions reinvested	1	7	—	—
Net increase	46	$479	9,662	$100,000
Class NAV shares[2]
Sold	153,349	$1,565,337	11,716,804	$129,314,621
Distributions reinvested	344,661	3,481,557	448,496	4,714,036
Repurchased	(1,876,037)	(18,973,930)	(1,263,386)	(13,216,770)
Net increase (decrease)	(1,378,027)	($13,927,036)	10,901,914	$120,811,887
Total net increase (decrease)	(5,993,797)	($59,173,312)	38,126,955	$420,856,660

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

2 The inception date for Class NAV shares is 8-28-14.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV on September 30, 2015.

Note 7 — Purchases and sales of securities

Purchases and sales of securities, other than short-term investments, amounted to $128,882,514 and $183,427,348, respectively, for the six months ended September 30, 2015.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2015, funds within the John Hancock group of funds complex held 12.9% of the fund's net assets. John Hancock Lifestyle Conservative Portfolio had an affiliate ownership of 8.3% of the fund's net assets.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (the Subadvisor) for John Hancock Core High Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods and outperformed its benchmark index for the five-year period ended December 31, 2014. The Board also noted that the fund underperformed

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its peer group average for the one-year period and outperformed its peer group average for the three- and five-year periods ended December 31, 2014. The Board noted the fund's favorable performance relative to the benchmark index for the five-year period and to the peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

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(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

45

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for this fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Core High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202361	346SA 9/15 11/15

John Hancock

Small Company Fund

Semiannual report 9/30/15

A message to shareholders

Dear shareholder,

Global financial markets were especially rocky in mid-2015. The pullback we had anticipated for some months took place in August, and U.S. equities experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds restraining stock prices from moving higher all year, but the trigger for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. For the time being, global economic data continues to be a leading driver of markets worldwide.

The asset managers in our network believe, on balance, that investors should stay the course when it comes to U.S. equities. Our economy continues to grow at a healthy pace, driven by strong housing and jobs data, falling commodity prices, solid consumer spending, and low inflation. While the U.S. Federal Reserve (Fed) chose to leave the federal funds rate unchanged at its September meeting, Fed Chair Janet Yellen cited a number of positives in the U.S. economy and signaled that the Fed will likely raise interest rates soon in response to stronger growth.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing—for the launch of the passively managed John Hancock Multifactor ETFs.* Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Small Company Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
29	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
41	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks maximum long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/15 (%)

Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1. On 12-11-09, through a reorganization, the fund acquired all of the assets of the FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares in exchange for Class A shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A shares' returns shown above for periods prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Volatility returned, generating a market correction

The market was especially volatile in the last few months of the period, as equities experienced their first correction in more than four years.

Fund outperformed its benchmark

The fund beat its benchmark, the Russell 2000 Index, due mainly to beneficial stock selection.

Information technology and financials were the top contributors

From a sector standpoint, information technology and financials were the top contributors and industrials was the top detractor.

SECTOR COMPOSITION AS OF 9/30/15 (%)

A note about risks

The stock prices of small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. Frequent trading may increase fund transaction costs. Sector investing is subject to greater risks than the market as a whole. Investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Owning an exchange-traded fund generally reflects the risks of owning the underlying securities it is designed to track. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Kathryn A. Vorisek, Fiduciary Management Associates, LLC

Kathryn A. Vorisek
Portfolio Manager
Fiduciary ManagementAssociates, LLC

Can you briefly describe the market environment over the past six months?

U.S. equities declined over the six months ended September 30, 2015. For the first half of the period, the market traded in a tight band and was generally positive. Major indexes reached record highs in May despite increased volatility; however, markets experienced their worst quarterly return since 2011 in the second half of the period, as investors feared a significant slowdown in China and a subsequent drop in commodity prices might signal an impending global recession. Prior to the August correction, many economically sensitive industries—such as energy, basic materials, transportation, industrials, and media—had been underperforming, leading to top-heavy sector leadership. Thus, we view the correction as necessary and healthy for the overall market.

In this environment, the fund's benchmark, the Russell 2000 Index, was down 11.55%. The energy and materials sectors declined the most, followed by the industrials sector. The financials sector was the best-performing sector, but it also produced negative returns.

The fund had a negative return, but outperformed its benchmark. What drove its performance?

Advantageous stock selection primarily drove relative outperformance. The information technology sector was the top-contributing sector to relative returns, due to favorable stock selection. Within the sector, an overweight to DealerTrack Technologies, Inc. was beneficial as the company agreed to be acquired by Cox Automotive, Inc. for a significant premium to its share price at the time. We tendered the fund's shares, locking in the gain. Also in information technology, Blackbaud, Inc., a software provider for educational institutions, made a positive impact as the company's shares gained on greater market penetration.

The financials sector also contributed to returns as top-performer StanCorp Financial Group, Inc. benefited from a takeover bid by Japan-based Meiji Yasuda Life Insurance Co. Again, we tendered the fund's shares. Also, QTS Realty Trust, Inc. was additive as the real estate investment trust (REIT) continued to benefit from the growth of technology-related facilities.

4

"... markets experienced their worst quarterly return since 2011 in the second half of the period, as investors feared a significant slowdown in China and a subsequent drop in commodity prices might signal an impending global recession."

What stocks hindered performance?

The industrials sector was the fund's major detracting sector primarily due to an unfavorable overweight position. Within the sector, Astronics Corp. was detrimental due to slowing organic revenue growth in its core aerospace business combined with volatility associated with a recent acquisition.

What were notable additions and deletions to the portfolio?

As mentioned, we eliminated Dealertrack Technologies and StanCorp Financial, as both companies were acquired. We also reduced exposure to some industrial/cyclical names as a result of either deteriorating fundamentals or greater exposure to global growth than we initially believed. Another company we sold was WESCO International, Inc. We added industrial companies that were better positioned or more U.S.-centric, such as EMCOR Group, Inc.

Within financials, the fund eliminated a couple of REIT holdings, including Brandywine Realty Trust and National Health Investors, Inc., and added insurance name Argo Group International Holdings, Ltd. Within the consumer space, we exited Gentherm, Inc. due to slowing catalysts in the automotive end market and a pullback in auto production. We also sold La Quinta Holdings, Inc. on deteriorating fundamentals in the hotel space, particularly in the Texas market where the company

PORTFOLIO COMPOSITION AS OF 9/30/15 (%)

5

"We are more optimistic about the developed world economies and are looking for more cyclical opportunities should data continue to stabilize."
has concentrated exposure. We added consumer companies that appeared better positioned fundamentally, including Select Comfort Corp. and Steven Madden, Ltd.

Looking ahead, we continue to try to position the fund to benefit from construction trends, specifically nonresidential construction. From a valuation standpoint, we believe the industrial cyclical sectors are attractive, but we continue to see delays in fundamental catalysts.

What economic factors might affect the fund going forward?

We see the overall secular downtrend in commodity prices continuing for well beyond the next six months, with the prospect of intermittent cyclical rebounds. Production cutbacks in energy should continue, following a period of elevated production amid excess supply. Commodity prices and global inflation should remain at relatively low levels during the upcoming period. While valuations look attractive in the industrial cyclical sectors, we would like to see further fundamental catalysts develop before putting more weight into companies exposed to these areas.

We are more optimistic about the developed world economies and are looking for more cyclical opportunities should data continue to stabilize. There are a lot of cross currents in the market, including a lack of macroeconomic growth, that need to be considered, so we are looking for positive year-over-year trend changes on which we can capitalize.

TOP 10 HOLDINGS AS OF 9/30/15 (%)

PNM Resources, Inc.	1.9
Wintrust Financial Corp.	1.6
The Laclede Group, Inc.	1.6
Euronet Worldwide, Inc.	1.6
Take-Two Interactive Software, Inc.	1.6
Portland General Electric Company	1.6
Pool Corp.	1.5
The Hanover Insurance Group, Inc.	1.5
Capitol Federal Financial, Inc.	1.5
Greatbatch, Inc.	1.5
TOTAL	15.9
As a percentage of net assets.
Cash and cash equivalents are not included.

6

We started to witness an expansion in high-yield spreads, which could make it more difficult for smaller-cap companies to access capital; and although interest rates remain low, widening credit spreads pose an incremental risk. Nevertheless, companies with higher-quality attributes should continue to exhibit leadership, which should be beneficial to managers using an active stock selection process.

MANAGED BY

Kathryn A. Vorisek On the fund since 1998 Investing since 1984
Leo Harmon, CFA On the fund since 2006 Investing since 1993

The views expressed in this report are exclusively those of Kathryn A. Vorisek, Fiduciary Management Associates, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1	-1.52	9.44	5.94	-11.88	57.02	78.06
Class I1,2	4.00	10.95	6.85	-7.09	68.09	94.00
Class R1[1,2]	3.24	10.19	6.07	-7.42	62.42	80.24
Class R2[1,2]	3.53	10.00	5.41	-7.33	61.02	69.37
Class R3[1,2]	3.39	10.29	6.17	-7.38	63.20	82.04
Class R4[1,2]	3.80	10.70	6.53	-7.20	66.21	88.16
Class R5[1,2]	3.99	10.95	6.81	-7.08	68.13	93.28
Class R6[1,2]	4.10	11.04	6.92	-7.06	68.78	95.18
Class ADV[1,2]	3.76	10.69	6.45	-7.20	66.19	86.90
Index†	1.25	11.73	6.55	-11.55	74.15	88.55

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class ADV
Gross (%)	1.49	1.18	1.83	1.58	1.73	1.43	1.13	1.08	1.44
Net (%)	1.43	1.13	1.80	1.55	1.70	1.30	1.10	1.06	1.34

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1,2	9-30-05	19,400	19,400	18,855
Class R1[1,2]	9-30-05	18,024	18,024	18,855
Class R2[1,2]	9-30-05	16,937	16,937	18,855
Class R3[1,2]	9-30-05	18,204	18,204	18,855
Class R4[1,2]	9-30-05	18,816	18,816	18,855
Class R5[1,2]	9-30-05	19,328	19,328	18,855
Class R6[1,2]	9-30-05	19,518	19,518	18,855
Class ADV[1,2]	9-30-05	18,690	18,690	18,855

Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	On 12-11-09, through a reorganization, the fund acquired all of the assets of FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares in exchange for Class A shares and the Institutional shares in exchange for Class I shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A, Class I, and Class ADV shares were first offered on 12-14-09. The returns of Class A, Class I, and Class ADV shares prior to this date are those of the predecessor fund's Investor shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, and Class ADV shares, as applicable. Class R1, Class R3, Class R4, and Class R5 shares were first offered on 4-30-10; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$927.60	$6.89	1.43%
Class I	1,000.00	929.10	5.45	1.13%
Class R1	1,000.00	925.80	8.67	1.80%
Class R2	1,000.00	926.70	7.47	1.55%
Class R3	1,000.00	926.20	8.19	1.70%
Class R4	1,000.00	928.00	6.27	1.30%
Class R5	1,000.00	929.20	5.31	1.10%
Class R6	1,000.00	929.40	4.97	1.03%
Class ADV	1,000.00	928.00	6.46	1.34%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.90	$7.21	1.43%
Class I	1,000.00	1,019.40	5.70	1.13%
Class R1	1,000.00	1,016.00	9.07	1.80%
Class R2	1,000.00	1,017.30	7.82	1.55%
Class R3	1,000.00	1,016.50	8.57	1.70%
Class R4	1,000.00	1,018.50	6.56	1.30%
Class R5	1,000.00	1,019.50	5.55	1.10%
Class R6	1,000.00	1,019.90	5.20	1.03%
Class ADV	1,000.00	1,018.30	6.76	1.34%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-15 (unaudited)
	Shares	Value
Common stocks 94.9%		$216,592,401
(Cost $209,599,740)
Consumer discretionary 14.5%		33,041,003
Distributors 3.0%
Core-Mark Holding Company, Inc.	49,486	3,238,860
Pool Corp.	48,500	3,506,550
Hotels, restaurants and leisure 4.9%
ClubCorp Holdings, Inc.	88,485	1,898,888
Marriott Vacations Worldwide Corp.	42,005	2,862,221
Penn National Gaming, Inc. (I)	189,775	3,184,425
Texas Roadhouse, Inc.	86,880	3,231,936
Household durables 0.4%
Universal Electronics, Inc. (I)	22,975	965,639
Leisure products 1.3%
Vista Outdoor, Inc. (I)	65,720	2,919,940
Media 2.0%
AMC Entertainment Holdings, Inc., Class A	88,015	2,217,098
Nexstar Broadcasting Group, Inc., Class A	50,595	2,395,673
Specialty retail 1.9%
Boot Barn Holdings, Inc. (I)	109,210	2,012,740
Select Comfort Corp. (I)	105,695	2,312,607
Textiles, apparel and luxury goods 1.0%
Steven Madden, Ltd. (I)	62,655	2,294,426
Consumer staples 1.1%		2,399,890
Food products 1.1%
Snyder's-Lance, Inc.	71,150	2,399,890
Energy 2.8%		6,407,065
Energy equipment and services 1.9%
Oil States International, Inc. (I)	58,600	1,531,218
Patterson-UTI Energy, Inc.	107,565	1,413,404
Superior Energy Services, Inc.	103,055	1,301,585
Oil, gas and consumable fuels 0.9%
Carrizo Oil & Gas, Inc. (I)	70,755	2,160,858
Financials 25.9%		59,163,843
Banks 12.0%
Columbia Banking System, Inc.	105,060	3,278,923
Fulton Financial Corp.	245,260	2,967,646
Great Western Bancorp, Inc.	90,405	2,293,575
IBERIABANK Corp.	57,130	3,325,537

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
PrivateBancorp, Inc.	80,710	$3,093,614
TCF Financial Corp.	157,810	2,392,400
Webster Financial Corp.	96,035	3,421,727
Western Alliance Bancorp (I)	95,615	2,936,337
Wintrust Financial Corp.	70,085	3,744,636
Capital markets 1.4%
Evercore Partners, Inc., Class A	63,550	3,192,752
Insurance 2.5%
Argo Group International Holdings, Ltd.	40,990	2,319,624
The Hanover Insurance Group, Inc.	44,715	3,474,356
Real estate investment trusts 7.0%
American Homes 4 Rent, Class A	148,305	2,384,744
Chesapeake Lodging Trust	96,985	2,527,429
DCT Industrial Trust, Inc.	72,850	2,452,131
Medical Properties Trust, Inc.	217,345	2,403,836
QTS Realty Trust, Inc., Class A	71,595	3,127,986
WP GLIMCHER, Inc.	255,060	2,974,000
Thrifts and mortgage finance 3.0%
Capitol Federal Financial, Inc.	282,870	3,428,384
EverBank Financial Corp.	177,420	3,424,206
Health care 9.3%		21,145,136
Biotechnology 2.2%
Emergent BioSolutions, Inc. (I)	101,585	2,894,157
Ligand Pharmaceuticals, Inc. (I)	25,155	2,154,526
Health care equipment and supplies 4.5%
AngioDynamics, Inc. (I)	165,320	2,180,571
Cynosure, Inc., Class A (I)	70,255	2,110,460
Globus Medical, Inc., Class A (I)	121,930	2,519,074
Greatbatch, Inc. (I)	60,705	3,424,976
Health care providers and services 1.4%
Amsurg Corp. (I)	28,809	2,238,747
Kindred Healthcare, Inc.	58,615	923,186
Pharmaceuticals 1.2%
Prestige Brands Holdings, Inc. (I)	59,775	2,699,439
Industrials 14.3%		32,624,958
Aerospace and defense 1.2%
Astronics Corp. (I)	14,060	568,446
Triumph Group, Inc.	53,420	2,247,914
Air freight and logistics 1.2%
Forward Air Corp.	64,000	2,655,360

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Industrials (continued)
Building products 1.1%
Apogee Enterprises, Inc.	53,770	$2,400,831
Commercial services and supplies 2.0%
Interface, Inc.	142,515	3,198,037
Multi-Color Corp.	17,640	1,349,284
Construction and engineering 1.0%
EMCOR Group, Inc.	50,075	2,215,819
Electrical equipment 1.0%
Regal-Beloit Corp.	42,180	2,381,061
Machinery 5.5%
Barnes Group, Inc.	94,365	3,401,858
CIRCOR International, Inc.	15,650	627,878
ITT Corp.	81,190	2,714,182
Proto Labs, Inc. (I)	48,090	3,222,030
Standex International Corp.	34,815	2,623,310
Professional services 1.3%
Huron Consulting Group, Inc. (I)	48,280	3,018,948
Information technology 18.1%		41,392,049
Communications equipment 1.2%
Infinera Corp. (I)	143,475	2,806,371
Internet software and services 1.3%
j2 Global, Inc.	40,465	2,866,945
IT services 5.1%
CACI International, Inc., Class A (I)	37,435	2,769,067
Convergys Corp.	103,360	2,388,650
Euronet Worldwide, Inc. (I)	50,178	3,717,688
Virtusa Corp. (I)	52,560	2,696,854
Semiconductors and semiconductor equipment 3.8%
Advanced Energy Industries, Inc. (I)	91,290	2,400,927
Entegris, Inc. (I)	254,575	3,357,844
Inphi Corp. (I)	123,505	2,969,060
Software 6.7%
ACI Worldwide, Inc. (I)	148,425	3,134,736
Blackbaud, Inc.	57,495	3,226,619
Mentor Graphics Corp.	139,035	3,424,432
Take-Two Interactive Software, Inc. (I)	124,030	3,563,382
Verint Systems, Inc. (I)	47,960	2,069,474
Materials 3.8%		8,780,751
Chemicals 1.5%
Chemtura Corp. (I)	105,235	3,011,826
PolyOne Corp.	16,185	474,868

14SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Materials (continued)
Construction materials 1.4%
	Headwaters, Inc. (I)		175,730	$3,303,724
Containers and packaging 0.9%
	Berry Plastics Group, Inc. (I)		66,190	1,990,333
Utilities 5.1%				11,637,706
Electric utilities 3.5%
	PNM Resources, Inc.		154,840	4,343,262
	Portland General Electric Company		96,035	3,550,414
Gas utilities 1.6%
	The Laclede Group, Inc.		68,660	3,744,030
Exchange-traded funds 0.5%				$1,212,666
(Cost $1,283,060)
	iShares Russell 2000 ETF		11,105	1,212,666
	Yield (%)		Shares	Value
Short-term investments 4.3%				$9,730,145
(Cost $9,730,145)
Money market funds 4.3%				9,730,145
State Street Institutional Liquid Reserves Fund	0.1305(Y	)	9,730,145	9,730,145
Total investments (Cost $220,612,945)† 99.7%				$227,535,212
Other assets and liabilities, net 0.3%				$763,649
Total net assets 100.0%				$228,298,861

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ETF	Exchange-Traded Fund
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-15.
†	At 9-30-15, the aggregate cost of investment securities for federal income tax purposes was $220,821,706. Net unrealized appreciation aggregated $6,713,506, of which $20,633,297 related to appreciated investment securities and $13,919,791 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-15 (unaudited)

Assets
Investments, at value (Cost $220,612,945)	$227,535,212
Receivable for investments sold	3,984,631
Receivable for fund shares sold	385,293
Dividends and interest receivable	305,197
Receivable due from advisor	251
Other receivables and prepaid expenses	72,686
Total assets	232,283,270
Liabilities
Payable for investments purchased	3,789,505
Payable for fund shares repurchased	109,488
Payable to affiliates
Accounting and legal services fees	5,488
Transfer agent fees	22,984
Distribution and service fees	391
Trustees' fees	621
Other liabilities and accrued expenses	55,932
Total liabilities	3,984,409
Net assets	$228,298,861
Net assets consist of
Paid-in capital	$205,360,449
Accumulated net investment loss	(146,185)
Accumulated net realized gain (loss) on investments	16,162,330
Net unrealized appreciation (depreciation) on investments	6,922,267
Net assets	$228,298,861

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($181,212,756 ÷ 7,040,294 shares)[1]	$25.74
Class I ($40,657,137 ÷ 1,550,810 shares)	$26.22
Class R1 ($1,300,123 ÷ 51,560 shares)	$25.22
Class R2 ($460,351 ÷ 17,846 shares)	$25.80
Class R3 ($252,850 ÷ 9,970 shares)	$25.36
Class R4 ($71,265.47 ÷ 2,749.965 shares)	$25.92
Class R5 ($77,794 ÷ 2,965 shares)	$26.24
Class R6 ($3,699,526 ÷ 140,428 shares)	$26.34
Class ADV ($567,059 ÷ 21,903 shares)	$25.89
Maximum offering price per share
Class A (net asset value per share ÷ 95%)	$27.09

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS   For the six months ended 9-30-15 (unaudited)

Investment income
Dividends	$1,456,837
Interest	4,430
Total investment income	1,461,267
Expenses
Investment management fees	1,054,442
Distribution and service fees	288,257
Accounting and legal services fees	15,113
Transfer agent fees	142,623
Trustees' fees	1,622
State registration fees	71,943
Printing and postage	13,778
Professional fees	27,149
Custodian fees	13,474
Registration and filing fees	22,082
Other	6,271
Total expenses	1,656,754
Less expense reductions	(49,302)
Net expenses	1,607,452
Net investment loss	(146,185)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	10,001,374
10,001,374
Change in net unrealized appreciation (depreciation) of
Investments	(27,650,885)
(27,650,885)
Net realized and unrealized loss	(17,649,511)
Decrease in net assets from operations	($17,795,696)

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-15	Year ended 3-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment loss	($146,185)	($233,159)
Net realized gain	10,001,374	16,082,230
Change in net unrealized appreciation (depreciation)	(27,650,885)	(413,140)
Increase (decrease) in net assets resulting from operations	(17,795,696)	15,435,931
Distributions to shareholders
From net investment income
From net realized gain
Class A	—	(15,753,572)
Class I	—	(4,348,300)
Class R1	—	(132,775)
Class R2	—	(44,943)
Class R3	—	(20,688)
Class R4	—	(6,731)
Class R5	—	(30,858)
Class R6	—	(31,652)
Class ADV	—	(51,546)
Total distributions	—	(20,421,065)
From fund share transactions	19,155,763	16,173,082
Total increase	1,360,067	11,187,948
Net assets
Beginning of period	226,938,794	215,750,846
End of period	$228,298,861	$226,938,794
Accumulated net investment loss	($146,185)	—

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$27.75		$28.67	$24.10	$20.86	$21.44	$17.82
Net investment loss[2]	(0.02)		(0.05)	(0.13)	(0.07)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.99)		1.87	5.23	3.31	(0.57)	3.62
Total from investment operations	(2.01)		1.82	5.10	3.24	(0.58)	3.59
Less distributions
From net investment income	—		—	—	—	—	—
From net realized gain	—		(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—		—	—	—	—	0.03 [3]
Net asset value, end of period	$25.74		$27.75	$28.67	$24.10	$20.86	$21.44
Total return (%)[4,5]	(7.24	) [6]	7.28	21.26	15.53	(2.71)	20.31
Ratios and supplemental data
Net assets, end of period (in millions)	$181		$180	$162	$120	$129	$88
Ratios (as a percentage of average net assets):
Expenses before reductions	1.45	[7]	1.43	1.47	1.54	1.54	1.49
Expenses including reductions	1.43	[7]	1.43	1.47	1.50	1.44	1.34
Net investment loss	(0.18	) [7]	(0.17)	(0.47)	(0.36)	(0.07)	(0.17)
Portfolio turnover (%)	54		79	85	97	133	159

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13		3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$28.22		$29.02	$24.32	$20.96		$21.51	$17.84
Net investment income (loss)[2]	0.02		0.03	(0.04)	—	[3]	0.07	0.02
Net realized and unrealized gain (loss) on investments	(2.02)		1.91	5.27	3.36		(0.58)	3.62
Total from investment operations	(2.00)		1.94	5.23	3.36		(0.51)	3.64
Less distributions
From net investment income	—		—	—	—		(0.04)	—
From net realized gain	—		(2.74)	(0.53)	—		—	—
Non-recurring reimbursement	—		—	—	—		—	0.03	[4]
Net asset value, end of period	$26.22		$28.22	$29.02	$24.32		$20.96	$21.51
Total return (%)[5]	(7.09	) [6]	7.61	21.61	16.03		(2.34)	20.57
Ratios and supplemental data
Net assets, end of period (in millions)	$41		$43	$50	$49		$69	$67
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	[7]	1.14	1.15	1.18		1.16	1.12
Expenses including reductions	1.13	[7]	1.13	1.14	1.11		1.04	1.11
Net investment income (loss)	0.11	[7]	0.12	(0.15)	0.02		0.34	0.09
Portfolio turnover (%)	54		79	85	97		133	159

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R1 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$27.23		$28.29	$23.87	$20.71	$21.37	$19.38
Net investment loss[3]	(0.08)		(0.15)	(0.21)	(0.13)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.93)		1.83	5.16	3.29	(0.58)	2.03
Total from investment operations	(2.01)		1.68	4.95	3.16	(0.66)	1.96
Less distributions
From net realized gain	—		(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—		—	—	—	—	0.03	[4]
Net asset value, end of period	$25.22		$27.23	$28.29	$23.87	$20.71	$21.37
Total return (%)[5]	(7.42	) [6]	6.86	20.84	15.26	(3.09)	10.27	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$1	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.08	[8]	2.84	2.94	4.37	13.34	7.22	[8]
Expenses including reductions	1.80	[8]	1.80	1.80	1.80	1.80	1.80
Net investment loss	(0.55	) [8]	(0.55)	(0.82)	(0.60)	(0.40)	(0.42	) [8]
Portfolio turnover (%)	54		79	85	97	133	159	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R1 shares is 4-30-10.
3	Based on average daily shares outstanding.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$27.83		$28.77	$24.21	$20.96	$20.56
Net investment income (loss)[3]	(0.04)		(0.08)	(0.14)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments	(1.99)		1.88	5.23	3.33	0.38
Total from investment operations	(2.03)		1.80	5.09	3.25	0.40
Less distributions
From net realized gain	—		(2.74)	(0.53)	—	—
Net asset value, end of period	$25.80		$27.83	$28.77	$24.21	$20.96
Total return (%)[4]	(7.33	) [5]	7.18	21.12	15.51	1.95	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	$1	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.12	[7]	4.66	7.99	20.22	16.31	[7]
Expenses including reductions	1.55	[7]	1.55	1.55	1.55	1.55	[7]
Net investment income (loss)	(0.29	) [7]	(0.29)	(0.54)	(0.39)	1.31	[7]
Portfolio turnover (%)	54		79	85	97	133	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R3 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$27.38		$28.39	$23.94	$20.76	$21.39	$19.38
Net investment loss[3]	(0.06)		(0.12)	(0.19)	(0.12)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.96)		1.85	5.17	3.30	(0.57)	2.08
Total from investment operations	(2.02)		1.73	4.98	3.18	(0.63)	1.98
Less distributions
From net investment income	—		—	—	—	—	—
From net realized gain	—		(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—		—	—	—	—	0.03	[4]
Net asset value, end of period	$25.36		$27.38	$28.39	$23.94	$20.76	$21.39
Total return (%)[5]	(7.38	) [6]	7.02	20.90	15.32	(2.95)	10.37	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	— [7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.33	[8]	9.06	10.89	5.15	4.65	3.00	[8]
Expenses including reductions	1.70	[8]	1.70	1.70	1.70	1.70	1.70	[8]
Net investment loss	(0.45	) [8]	(0.43)	(0.75)	(0.56)	(0.32)	(0.52	) [8]
Portfolio turnover (%)	54		79	85	97	133	159	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R3 shares is 4-30-10.
3	Based on average daily shares outstanding.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$27.92		$28.79	$24.17	$20.87	$21.44	$19.38
Net investment income (loss)[3]	(0.01)		(0.01)	(0.08)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.99)		1.88	5.23	3.33	(0.56)	2.06
Total from investment operations	(2.00)		1.87	5.15	3.30	(0.57)	2.03
Less distributions
From net realized gain	—		(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—		—	—	—	—	0.03	[4]
Net asset value, end of period	$25.92		$27.92	$28.79	$24.17	$20.87	$21.44
Total return (%)[5]	(7.20	) [6]	7.42	21.41	15.81	(2.66)	10.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	— [7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	7.20	[8]	19.97	18.99	18.82	28.72	7.40	[8]
Expenses including reductions	1.30	[8]	1.30	1.30	1.31	1.40	1.40	[8]
Net investment income (loss)	(0.05	) [8]	(0.05)	(0.31)	(0.17)	(0.03)	(0.16	) [8]
Portfolio turnover (%)	54		79	85	97	133	159	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R4 shares is 4-30-10.
3	Based on average daily shares outstanding.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R5 Shares Period ended	9-30-15	[1]	3-31-15		3-31-14	3-31-13		3-31-12	3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$28.24		$29.03		$24.32	$20.96		$21.50	$19.38
Net investment income (loss)[3]	0.02		0.04		(0.03)	0.01		0.05	0.01
Net realized and unrealized gain (loss) on investments	(2.02)		1.91		5.27	3.35		(0.56)	2.08
Total from investment operations	(2.00)		1.95		5.24	3.36		(0.51)	2.09
Less distributions
From net investment income	—		—		—	—		(0.03)	—
From net realized gain	—		(2.74)		(0.53)	—		—	—
Non-recurring reimbursement	—		—		—	—		—	0.03	[4]
Net asset value, end of period	$26.24		$28.24		$29.03	$24.32		$20.96	$21.50
Total return (%)[5]	(7.08	) [6]	7.64		21.65	16.03		(2.34)	10.94	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]	— [7]	—	[7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.02	[8]	5.61		6.05	7.78		8.75	3.66	[8]
Expenses including reductions	1.10	[8]	1.10		1.10	1.10		1.10	1.10	[8]
Net investment income	0.11	[8]	0.16		(0.11)	0.05		0.28	0.05	[8]
Portfolio turnover (%)	54		79		85	97		133	159	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R5 shares is 4-30-10.
3	Based on average daily shares outstanding.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13		3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$28.34		$29.08	$24.34	$20.97		$18.69
Net investment income (loss)[3]	0.06		0.09	(0.02)	0.02		0.06
Net realized and unrealized gain (loss) on investments	(2.06)		1.91	5.29	3.35		2.26
Total from investment operations	(2.00)		2.00	5.27	3.37		2.32
Less distributions
From net investment income	—		—	—	—		(0.04)
From net realized gain	—		(2.74)	(0.53)	—		—
Net asset value, end of period	$26.34		$28.34	$29.08	$24.34		$20.97
Total return (%)[4]	(7.06	) [5]	7.80	21.75	16.07		12.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$1	$1	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.61	[7]	4.54	7.66	18.63		15.46	[7]
Expenses including reductions	1.03	[7]	0.97	1.04	1.04		1.04	[7]
Net investment income (loss)	0.48	[7]	0.32	(0.06)	0.11		0.55	[7]
Portfolio turnover (%)	54		79	85	97		133	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Class ADV Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$27.90		$28.78	$24.17	$20.88	$21.44	$17.82
Net investment income (loss)[2]	(0.01)		(0.03)	(0.09)	(0.04)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(2.00)		1.89	5.23	3.33	(0.57)	3.60
Total from investment operations	(2.01)		1.86	5.14	3.29	(0.56)	3.59
Less distributions
From net realized gain	—		(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—		—	—	—	—	0.03 [3]
Net asset value, end of period	$25.89		$27.90	$28.78	$24.17	$20.88	$21.44
Total return (%)[4]	(7.20	) [5]	7.39	21.37	15.76	(2.61)	20.31
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	— [6]	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.66	[7]	4.17	4.51	4.91	4.34	4.99
Expenses including reductions	1.34	[7]	1.34	1.34	1.34	1.34	1.34
Net investment income (loss)	(0.09	) [7]	(0.09)	(0.35)	(0.20)	0.03	(0.07)
Portfolio turnover (%)	54		79	85	97	133	159

1	Six months ended 9-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Small Company Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available to investors who acquired Class A shares as a result of the reorganization of the FMA Small Company Portfolio into the fund and are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

29

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2015 were $254. For the six months ended September 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and net operating losses.

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Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.90% of the first $500 million of the fund's average daily net assets; (b) 0.85% of the next $500 million of the fund's average daily net assets; and (c) 0.80% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Fiduciary Management Associates, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.43%, 1.13%, 1.80%, 1.55%, 1.70%, 1.30%,1.10%, and 1.34% for Class A, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class ADV shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2015, the fund had contractually agreed to reduce its management fee waivers and/or reimbursements such that expenses would not exceed 1.50%, 1.14%, and 1.04% for Class A, Class I, and Class R6 shares, respectively.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund, to the extent they exceed 0.00% of average net assets. The fee waiver and/or reimbursement will continue in effect until June 30, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended September 30, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$25,293	Class R4	$2,144
Class I	4,414	Class R5	2,127
Class R1	1,913	Class R6	3,347
Class R2	4,013	Class ADV	3,857
Class R3	2,157	Total	$49,265

31

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2015 were equivalent to a net annual effective rate of 0.86% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2015, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class R1, Class R2, Class R3, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class ADV	0.25%	—
Class R3	0.50%	0.15%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $37 for Class R4 shares for the six months ended September 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $545,431 for the six months ended September 30, 2015. Of this amount, $92,818 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $450,481 was paid as sales commissions to broker-dealers and $2,132 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2015, CDSCs received by the Distributor amounted to $733 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

32

Class level expenses. Class level expenses for the six months ended September 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$280,325	$117,302	$5,893	$7,341
Class I	—	24,680	3,756	1,974
Class R1	5,015	106	2,171	62
Class R2	1,162	39	4,172	28
Class R3	860	20	2,172	14
Class R4	109	6	2,171	2
Class R5	54	17	2,171	12
Class R6	—	86	3,161	55
Class ADV	732	367	3,647	65
Total	$288,257	$142,623	$29,314	$9,553

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to September 30, 2015, state registration fees and printing and postage amounted to $42,629 and $4,225, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2015 and for the year ended March 31, 2015 were as follows:

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,119,819	$31,085,441	1,216,719	$33,765,371
Distributions reinvested	—	—	615,709	15,558,946
Repurchased	(557,456)	(15,304,647)	(1,018,751)	(28,165,325)
Net increase	562,363	$15,780,794	813,677	$21,158,992
Class I shares
Sold	122,378	$3,458,239	193,349	$5,479,237
Distributions reinvested	—	—	169,243	4,346,160
Repurchased	(104,694)	(2,948,705)	(549,058)	(15,317,986)
Net increase (decrease)	17,684	$509,534	(186,466)	($5,492,589)
Class R1 shares
Sold	6,671	$181,444	12,602	$336,999
Distributions reinvested	—	—	2,662	66,104
Repurchased	(5,132)	(138,424)	(13,846)	(376,272)
Net increase	1,539	$43,020	1,418	$26,831
Class R2 shares
Sold	5,456	$151,345	7,432	$202,439
Distributions reinvested	—	—	284	7,204
Repurchased	(8,134)	(227,700)	(1,088)	(28,525)
Net increase (decrease)	(2,678)	($76,355)	6,628	$181,118

33

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	2,129	$58,273	2,095	$57,825
Distributions reinvested	—	—	829	20,688
Repurchased	(808)	(21,013)	(337)	(8,949)
Net increase	1,321	$37,260	2,587	$69,564
Class R4 shares
Sold	130	$3,569	185	$5,140
Distributions reinvested	—	—	126	3,200
Repurchased	—	—	(799)	(21,874)
Net increase (decrease)	130	$3,569	(488)	($13,534)
Class R5 shares
Sold	553	$15,797	1,753	$49,707
Distributions reinvested	—	—	1,201	30,858
Repurchased	(9,273)	(262,628)	(2,380)	(66,340)
Net increase (decrease)	(8,720)	($246,831)	574	$14,225
Class R6 shares
Sold	121,407	$3,302,659	18,765	$503,716
Distributions reinvested	—	—	659	17,006
Repurchased	(8,845)	(249,864)	(10,003)	(286,860)
Net increase	112,562	$3,052,795	9,421	$233,862
Class ADV shares
Sold	1,814	$52,477	—	—
Distributions reinvested	—	—	2,029	51,546
Repurchased	(18)	(500)	(2,065)	(56,933)
Net increase (decrease)	1,796	$51,977	(36)	($5,387)
Total net increase	685,997	$19,155,763	647,315	$16,173,082

Affiliates of the fund owned 47% of shares of beneficial interest of Class R4 on September 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $135,396,985 and $120,248,126 respectively, for the six months ended September 30, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

34

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Fiduciary Management Associates, LLC (the Subadvisor), for John Hancock Small Company Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

35

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-year period ended December 31, 2014 and underperformed its benchmark index and its peer group average for the three- and five-year periods

36

ended December 31, 2014. The Board also noted the fund's favorable performance relative to the benchmark index and to the peer group for the one-year period. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including action taken that will further reduce certain fund expenses. The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

37

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

38

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark index;

39

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Fiduciary Management Associates, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202368	348SA 9/15 11/15

John Hancock

Disciplined Value Mid Cap Fund

Semiannual report 9/30/15

A message to shareholders

Dear shareholder,

Global financial markets were especially rocky in mid-2015. The pullback we had anticipated for some months took place in August, and U.S. equities experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds restraining stock prices from moving higher all year, but the trigger for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. For the time being, global economic data continues to be a leading driver of markets worldwide.

The asset managers in our network believe, on balance, that investors should stay the course when it comes to U.S. equities. Our economy continues to grow at a healthy pace, driven by strong housing and jobs data, falling commodity prices, solid consumer spending, and low inflation. While the U.S. Federal Reserve (Fed) chose to leave the federal funds rate unchanged at its September meeting, Fed Chair Janet Yellen cited a number of positives in the U.S. economy and signaled that the Fed will likely raise interest rates soon in response to stronger growth.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing—for the launch of the passively managed John Hancock Multifactor ETFs.* Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
22	Financial highlights
29	Notes to financial statements
36	Continuation of investment advisory and subadvisory agreements
42	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/15 (%)

Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 7-9-10, holders of Investor shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Volatility returned, generating a market correction

The market was especially volatile in the last few months of the period, as equities experienced their first correction in more than four years.

Fund was down, but outperformed its benchmark

The fund outperformed its benchmark, the Russell Midcap Value Index, due to beneficial stock selection.

Energy and information technology were the top relative contributors, but financials detracted

From a sector standpoint, energy and information technology were the top relative contributors; the financials sector was the top detractor on both an absolute and relative basis.

SECTOR COMPOSITION AS OF 9/30/15 (%)

A note about risks

The stock prices of midsize companies can change more frequently and dramatically than those of large companies. Value stocks may decline in price. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Illiquid securities may be difficult to sell at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Steven L. Pollack, CFA, Boston Partners

Steven L. Pollack, CFA
Portfolio Manager
Boston Partners

Can you briefly describe the market environment over the past six months?

U.S. equities generally declined over the period ended September 30, 2015. For the first half of the period, the market traded in a tight band and was positive. Major indexes reached record highs in May despite increasing volatility; however, markets experienced their worst quarterly return since 2011 in the second half of the period, as investors feared a significant slowdown in China and a drop in commodity prices might signal the potential for an impending global recession.

Corporate earnings in the United States hit a plateau due to slowing emerging markets, the strong U.S. dollar, and lower oil and commodity prices; however, we do not believe the current earnings recession will lead to an economic recession. Earnings appear to be taking a pause and not collapsing as they did in 2008. The U.S. financial system is quite healthy today, as major banks are among the best capitalized banks in the world and increased regulations are keeping a lid on speculative activities. Aside from pockets of energy loans at selected financial institutions, credit quality remains quite strong. Employment, housing, and consumer spending statistics continue to point toward a healthy, growing economy.

Prior to the August correction, many economically sensitive segments—such as energy, basic materials, transportation, industrials, and media—had been underperforming, leading to top-heavy sector leadership. Thus, we view the correction as necessary and healthy for the overall market.

4

"Corporate earnings in the United States have hit a plateau due to slowing emerging markets, the strong U.S. dollar, and lower oil and commodity prices."

In this environment, the fund's benchmark, the Russell Midcap Value Index, was down 9.84%. The energy and telecommunications sectors declined the most. The consumer staples and utilities sectors were the best performers, although they both produced negative returns.

The fund outperformed its benchmark. What drove this outperformance?

Advantageous stock selection primarily drove relative outperformance. The energy sector was the most significant contributor to relative returns due to favorable stock selection and an advantageous underweight position in a sector with declining prices. The information technology sector was also beneficial to relative returns; within the sector, an overweight position in Activision Blizzard, Inc. was beneficial as the company experienced strong business momentum tied to the game console cycle. The consumer discretionary sector was also additive to returns, as Expedia, Inc. benefited from earnings that were better than expected on growth in hotel bookings, improving market share, and the sale of their China business.

TOP 10 HOLDINGS AS OF 9/30/15 (%)

Activision Blizzard, Inc.	2.0
Robert Half International, Inc.	1.8
Western Digital Corp.	1.8
Amdocs, Ltd.	1.8
TD Ameritrade Holding Corp.	1.7
Boston Properties, Inc.	1.6
Graphic Packaging Holding Company	1.6
Equifax, Inc.	1.5
Raymond James Financial, Inc.	1.4
Newell Rubbermaid, Inc.	1.4
TOTAL	16.6
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"The energy sector was the most significant contributor to relative returns due to favorable stock selection and an advantageous underweight position in a sector with declining prices."

What hindered performance?

The financials and utilities sectors detracted from relative performance, due to adverse stock selection in financials and negative sector allocation to utilities. In utilities, an overweight in the AES Corp., which reported lower-than-expected earnings due to poor hydrology and demand in Brazil, negatively impacted absolute and relative returns.

What were some notable additions and deletions to the portfolio?

New positions included independent exploration and production businesses Diamondback Energy, Inc. and RSP Permian, Inc. At a compelling discount to its net asset value, Diamondback Energy is a well-run business with attractive acreage that can cost-effectively grow production and create value despite a tough price environment. RSP Permian's resilient cost structure and attractive acreage provide significant upside potential on a risk-adjusted basis, given its attractive valuation relative to its peers.

Another new position was Raytheon Company, an aerospace and defense business with attractive free cash flow characteristics that is experiencing improving business momentum from its considerable international pipeline. We also purchased specialty plastics and polymer market leader PolyOne Corp., which has repositioned itself under astute management, strengthening the business' longer-term earnings power as current industry headwinds subside. We purchased leading disability insurance business Unum Group, which is returning excess capital through share buybacks, and is well positioned for stronger returns on equity based on disciplined underwriting results and an eventual divestment of its long-term care business.

During the period, we liquidated the fund's holdings in drug distributor and healthcare company McKesson Corp., pharmaceutical drug distributor AmerisourceBergen Corp., and specialty printing device business Zebra Technologies Corp. upon reaching target valuation. We also exited specialty

6

chemicals business Huntsman Corp. and global aerial platform and crane business Terex Corp. on deteriorating business momentum.

We will continue to invest on a stock-by-stock basis within our three-circle discipline of attractive valuation, sound fundamentals, and a catalyst for improvement.

MANAGED BY

Steven L. Pollack, CFA On the fund since 2000 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985

The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1	-0.40	14.50	9.66	-11.67	96.81	151.54
Class C1	3.11	14.79	9.38	-8.27	99.32	145.16
Class I1,2	5.19	16.01	10.61	-6.90	110.15	174.18
Class R2[1,2]	4.68	15.50	10.06	-7.11	105.58	160.68
Class R4[1,2]	5.00	15.80	10.43	-7.00	108.23	169.63
Class R6[1,2]	5.26	16.11	10.69	-6.86	111.02	176.12
Class ADV[1,2]	4.79	15.64	10.20	-7.05	106.79	164.16
Index†	-2.07	13.15	7.42	-9.84	85.50	104.54

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.13	1.88	0.87	1.27	1.12	0.77	1.13
Net (%)	1.13	1.88	0.87	1.27	1.02	0.77	1.13

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	9-30-05	24,516	24,516	20,454
Class I1,2	9-30-05	27,418	27,418	20,454
Class R2[1,2]	9-30-05	26,068	26,068	20,454
Class R4[1,2]	9-30-05	26,963	26,963	20,454
Class R6[1,2]	9-30-05	27,612	27,612	20,454
Class ADV[1,2]	9-30-05	26,416	26,416	20,454

Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	After the close of business on 7-9-10, holders of Investor shares and Institutional shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A and Class I shares, respectively, of John Hancock Disciplined Value Mid Cap Fund. Class A, Class I, and Class ADV shares were first offered on 7-12-10. The returns prior to this date for Class A and Class ADV shares are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of the fund's Class A and Class ADV shares. For Class I shares, the returns prior to this date are those of the predecessor fund's Institutional shares that have been recalculated to reflect the gross fees and expenses of the fund's Class I shares. Class C, Class R6, Class R2, and Class R4 shares were first offered on 8-15-11, 9-1-11, 3-1-12, and 7-2-13, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class R6, Class R2, and Class R4 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015.

	Account value on 4-1-15	Ending value on 9-30-15	Expenses paid during period ended 9-30-15[1]	Annualized expense ratio
Class A	$1,000.00	$929.70	$5.40	1.12%
Class C	1,000.00	926.60	9.01	1.87%
Class I	1,000.00	931.00	4.15	0.86%
Class R2	1,000.00	928.90	6.12	1.27%
Class R4	1,000.00	930.00	4.92	1.02%
Class R6	1,000.00	931.40	3.67	0.76%
Class ADV	1,000.00	929.50	5.74	1.19%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-15	Ending value on 9-30-15	Expenses paid during period ended 9-30-15[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.65	1.12%
Class C	1,000.00	1,015.70	9.42	1.87%
Class I	1,000.00	1,020.70	4.34	0.86%
Class R2	1,000.00	1,018.70	6.41	1.27%
Class R4	1,000.00	1,019.90	5.15	1.02%
Class R6	1,000.00	1,021.20	3.84	0.76%
Class ADV	1,000.00	1,019.10	6.01	1.19%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-15 (unaudited)
	Shares	Value
Common stocks 97.1%		$10,414,630,775
(Cost $9,001,395,950)
Consumer discretionary 8.5%		908,640,478
Auto components 1.8%
Lear Corp.	1,318,733	143,451,774
Tenneco, Inc. (I)	1,114,339	49,888,957
Automobiles 0.4%
Harley-Davidson, Inc.	798,224	43,822,498
Diversified consumer services 0.8%
H&R Block, Inc.	2,481,665	89,836,273
Household durables 1.4%
Newell Rubbermaid, Inc.	3,844,767	152,675,698
Internet and catalog retail 1.4%
Expedia, Inc.	1,285,236	151,246,572
Leisure products 0.8%
Brunswick Corp.	1,696,368	81,239,064
Media 1.1%
CBS Corp., Class B	691,849	27,604,775
Omnicom Group, Inc.	1,315,930	86,719,787
Multiline retail 0.3%
Macy's, Inc.	605,153	31,056,452
Specialty retail 0.5%
Foot Locker, Inc.	709,999	51,098,628
Consumer staples 2.1%		229,023,763
Beverages 1.6%
Coca-Cola Enterprises, Inc.	1,125,381	54,412,171
Constellation Brands, Inc., Class A	987,506	123,645,626
Food products 0.5%
Tyson Foods, Inc., Class A	1,182,505	50,965,966
Energy 4.9%		528,120,974
Oil, gas and consumable fuels 4.9%
Diamondback Energy, Inc. (I)	1,362,898	88,043,211
Energen Corp.	2,098,239	104,618,197
EQT Corp.	875,567	56,710,475
Kosmos Energy, Ltd. (I)	2,336,467	13,037,486
Marathon Petroleum Corp.	1,895,427	87,815,133
Parsley Energy, Inc., Class A (I)	2,974,584	44,826,981
QEP Resources, Inc.	2,485,469	31,142,927
Rice Energy, Inc. (I)	1,631,016	26,357,219

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
RSP Permian, Inc. (I)	1,323,203	$26,794,861
Western Refining, Inc.	1,105,496	48,774,484
Financials 32.6%		3,491,463,027
Banks 5.8%
BB&T Corp.	3,640,570	129,604,292
East West Bancorp, Inc.	2,761,457	106,095,178
Fifth Third Bancorp	7,877,228	148,958,381
Huntington Bancshares, Inc.	12,576,317	133,308,960
SunTrust Banks, Inc.	2,768,597	105,871,149
Capital markets 5.0%
Raymond James Financial, Inc.	3,085,118	153,114,406
SEI Investments Company	1,820,766	87,815,544
State Street Corp.	785,066	52,764,286
TD Ameritrade Holding Corp.	5,850,736	186,287,434
The Charles Schwab Corp.	1,756,846	50,175,522
Consumer finance 2.3%
Ally Financial, Inc. (I)	3,449,989	70,310,776
Discover Financial Services	2,263,681	117,688,775
Navient Corp.	2,586,041	29,067,101
SLM Corp. (I)	4,569,021	33,810,755
Diversified financial services 1.1%
McGraw Hill Financial, Inc.	727,516	62,930,134
Moody's Corp.	553,451	54,348,888
Insurance 8.7%
Alleghany Corp. (I)	214,999	100,643,182
Aon PLC	1,555,156	137,802,373
Loews Corp.	1,565,931	56,592,746
Marsh & McLennan Companies, Inc.	2,142,589	111,885,998
Reinsurance Group of America, Inc.	873,200	79,103,188
Symetra Financial Corp.	2,170,297	68,668,197
The Allstate Corp.	735,739	42,849,439
Torchmark Corp.	1,447,108	81,616,891
Unum Group	3,283,045	105,320,084
W.R. Berkley Corp.	1,139,593	61,959,671
XL Group PLC	2,204,947	80,083,675
Real estate investment trusts 9.7%
American Assets Trust, Inc.	1,008,844	41,221,366
American Homes 4 Rent, Class A	3,191,734	51,323,083
Boston Properties, Inc.	1,482,115	175,482,416
Douglas Emmett, Inc.	1,781,829	51,174,129
Equity Residential	1,994,792	149,848,775

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Financials (continued)
Real estate investment trusts (continued)
Essex Property Trust, Inc.	444,529	$99,316,669
Kilroy Realty Corp.	853,288	55,600,246
Kimco Realty Corp.	4,407,344	107,671,414
LaSalle Hotel Properties	1,006,256	28,567,608
Regency Centers Corp.	2,164,210	134,505,652
SL Green Realty Corp.	1,166,221	126,138,463
The Macerich Company	285,553	21,936,181
Health care 6.2%		668,041,864
Health care equipment and supplies 2.8%
Becton, Dickinson and Company	468,030	62,088,860
Boston Scientific Corp. (I)	5,066,656	83,143,825
St. Jude Medical, Inc.	1,116,448	70,436,704
Zimmer Biomet Holdings, Inc.	896,703	84,227,313
Health care providers and services 2.1%
Cardinal Health, Inc.	1,567,945	120,449,535
DaVita HealthCare Partners, Inc. (I)	537,252	38,859,437
Laboratory Corp. of America Holdings (I)	645,173	69,981,915
Life sciences tools and services 1.3%
Bruker Corp. (I)	1,951,596	32,064,722
ICON PLC (I)	1,504,714	106,789,553
Industrials 14.0%		1,497,178,885
Aerospace and defense 2.1%
Curtiss-Wright Corp.	531,742	33,191,336
Huntington Ingalls Industries, Inc.	683,982	73,288,671
Raytheon Company	501,792	54,825,794
Textron, Inc.	1,804,988	67,939,748
Airlines 0.4%
Delta Air Lines, Inc.	936,778	42,033,229
Building products 1.1%
Masco Corp.	4,690,142	118,097,776
Construction and engineering 0.4%
Fluor Corp.	906,322	38,382,737
Electrical equipment 0.3%
Hubbell, Inc., Class B	410,513	34,873,079
Industrial conglomerates 0.6%
Carlisle Companies, Inc.	730,541	63,834,673
Machinery 2.9%
Ingersoll-Rand PLC	1,435,642	72,887,544
Parker-Hannifin Corp.	656,515	63,878,910
Stanley Black & Decker, Inc.	1,013,328	98,272,549

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Machinery (continued)
The Timken Company	1,082,022	$29,744,785
WABCO Holdings, Inc. (I)	461,849	48,415,631
Professional services 5.6%
Equifax, Inc.	1,611,223	156,578,651
ManpowerGroup, Inc.	1,362,968	111,613,450
Robert Half International, Inc.	3,861,136	197,535,718
Towers Watson & Company, Class A	1,139,969	133,809,561
Trading companies and distributors 0.6%
WESCO International, Inc. (I)	1,247,580	57,975,043
Information technology 17.0%		1,817,851,741
Communications equipment 1.2%
Brocade Communications Systems, Inc.	2,325,068	24,134,206
Harris Corp.	1,441,249	105,427,364
Electronic equipment, instruments and components 3.3%
Arrow Electronics, Inc. (I)	1,519,821	84,015,705
Avnet, Inc.	1,917,977	81,859,258
Flextronics International, Ltd. (I)	3,872,126	40,812,208
Jabil Circuit, Inc.	4,095,660	91,619,914
TE Connectivity, Ltd.	928,382	55,600,798
Internet software and services 0.9%
InterActiveCorp	443,741	28,962,975
NetEase, Inc., ADR	525,524	63,125,943
IT services 4.9%
Alliance Data Systems Corp. (I)	317,307	82,176,167
Amdocs, Ltd.	3,334,771	189,681,774
Fidelity National Information Services, Inc.	1,778,548	119,305,000
Global Payments, Inc.	518,838	59,526,284
Total System Services, Inc.	1,690,132	76,782,697
Semiconductors and semiconductor equipment 2.5%
Avago Technologies, Ltd.	838,137	104,775,506
Microsemi Corp. (I)	2,066,077	67,808,647
NXP Semiconductors NV (I)	692,119	60,262,801
ON Semiconductor Corp. (I)	3,156,246	29,668,712
Software 2.0%
Activision Blizzard, Inc.	6,999,678	216,220,053
Technology hardware, storage and peripherals 2.2%
Seagate Technology PLC (L)	901,679	40,395,219
Western Digital Corp.	2,463,375	195,690,510

SEE NOTES TO FINANCIAL STATEMENTS15

			Shares	Value
Materials 5.4%				$583,939,488
Chemicals 1.2%
	PolyOne Corp.		1,121,831	32,914,522
	The Valspar Corp.		1,390,043	99,916,291
Containers and packaging 3.8%
	Avery Dennison Corp.		1,066,012	60,304,299
	Crown Holdings, Inc. (I)		2,799,571	128,080,373
	Graphic Packaging Holding Company		13,309,733	170,231,485
	Packaging Corp. of America		767,545	46,175,507
Paper and forest products 0.4%
	International Paper Company		1,225,642	46,317,011
Utilities 6.4%				690,370,555
Electric utilities 4.2%
	American Electric Power Company, Inc.		2,468,347	140,350,210
	Edison International		2,178,870	137,421,331
	FirstEnergy Corp.		1,055,213	33,038,719
	Great Plains Energy, Inc.		2,785,680	75,269,074
	Westar Energy, Inc.		1,616,415	62,134,993
Independent power and renewable electricity producers 0.4%
	AES Corp.		4,312,528	42,219,649
Multi-utilities 1.8%
	Alliant Energy Corp.		1,514,249	88,568,424
	Ameren Corp.		1,381,874	58,411,814
	PG&E Corp.		1,002,961	52,956,341
	Yield (%)		Shares	Value
Securities lending collateral 0.3%				$32,084,132
(Cost $32,083,602)
John Hancock Collateral Trust (W)	0.1319(Y	)	3,206,714	32,084,132
Short-term investments 2.0%				$207,068,383
(Cost $207,068,383)
Money market funds 2.0%				207,068,383
State Street Institutional US Government Money Market Fund	0.0000(Y	)	207,068,383	207,068,383
Total investments (Cost $9,240,547,935)† 99.4%				$10,653,783,290
Other assets and liabilities, net 0.6%				$68,913,712
Total net assets 100.0%				$10,722,697,002

16SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 9-30-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-15.
†	At 9-30-15, the aggregate cost of investment securities for federal income tax purposes was $9,268,722,183. Net unrealized appreciation aggregated $1,385,061,107, of which $1,754,367,237 related to appreciated investment securities and $369,306,130 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $9,208,464,333) including $33,622,400 of securities loaned	$10,621,699,158
Investments in affiliated issuers, at value (Cost $32,083,602)	32,084,132
Total investments, at value (Cost $9,240,547,935)	10,653,783,290
Cash	844,073
Receivable for investments sold	55,839,737
Receivable for fund shares sold	65,701,788
Dividends and interest receivable	16,057,064
Receivable for securities lending income	14,679
Other receivables and prepaid expenses	349,404
Total assets	10,792,590,035
Liabilities
Payable for investments purchased	17,127,532
Payable for fund shares repurchased	18,734,206
Payable upon return of securities loaned	32,084,550
Payable to affiliates
Accounting and legal services fees	295,668
Transfer agent fees	924,632
Distribution and service fees	55,549
Trustees' fees	21,075
Other liabilities and accrued expenses	649,821
Total liabilities	69,893,033
Net assets	$10,722,697,002
Net assets consist of
Paid-in capital	$8,759,323,561
Undistributed net investment income	42,763,983
Accumulated net realized gain (loss) on investments	507,374,103
Net unrealized appreciation (depreciation) on investments	1,413,235,355
Net assets	$10,722,697,002

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,986,472,600 ÷ 105,823,125 shares)[1]	$18.77
Class C ($330,025,025 ÷ 17,438,033 shares)[1]	$18.93
Class I ($7,241,142,032 ÷ 372,952,947 shares)	$19.42
Class R2 ($225,961,969 ÷ 11,688,146 shares)	$19.33
Class R4 ($107,225,066 ÷ 5,529,747 shares)	$19.39
Class R6 ($831,004,931 ÷ 42,799,660 shares)	$19.42
Class ADV ($865,379 ÷ 46,210 shares)	$18.73
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.76

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENT OF OPERATIONS   For the six months ended 9-30-15 (unaudited)

Investment income
Dividends	$88,061,505
Securities lending	60,597
Total investment income	88,122,102
Expenses
Investment management fees	39,719,932
Distribution and service fees	5,260,646
Accounting and legal services fees	762,757
Transfer agent fees	5,915,215
Trustees' fees	73,055
State registration fees	198,299
Printing and postage	291,267
Professional fees	142,780
Custodian fees	647,509
Registration and filing fees	76,483
Other	74,777
Total expenses	53,162,720
Less expense reductions	(496,757)
Net expenses	52,665,963
Net investment income	35,456,139
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	311,870,103
Investments in affiliated issuers	(5)
311,870,098
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(1,146,360,016)
Investments in affiliated issuers	626
(1,146,359,390)
Net realized and unrealized loss	(834,489,292)
Decrease in net assets from operations	($799,033,153)

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-15	Year ended 3-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$35,456,139	$47,078,725
Net realized gain	311,870,098	369,708,115
Change in net unrealized appreciation (depreciation)	(1,146,359,390)	845,450,967
Increase (decrease) in net assets resulting from operations	(799,033,153)	1,262,237,807
Distributions to shareholders
From net investment income
Class A	—	(5,490,148)
Class I	—	(33,378,448)
Class R2	—	(344,941)
Class R4	—	(435,019)
Class R6	—	(4,227,049)
Class ADV	—	(1,901)
From net realized gain
Class A	—	(45,312,346)
Class C	—	(7,850,524)
Class I	—	(142,457,350)
Class R2	—	(5,341,303)
Class R4	—	(2,434,355)
Class R6	—	(14,736,399)
Class ADV	—	(20,467)
Total distributions	—	(262,030,250)
From fund share transactions	714,894,019	1,530,028,017
Total increase (decrease)	(84,139,134)	2,530,235,574
Net assets
Beginning of period	10,806,836,136	8,276,600,562
End of period	$10,722,697,002	$10,806,836,136
Undistributed net investment income	$42,763,983	$7,307,844

SEE NOTES TO FINANCIAL STATEMENTS21

Financial highlights

Class A Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[2]	8-31-10	[3]
Per share operating performance
Net asset value, beginning of period	$20.19		$18.23	$14.51	$12.41	$11.98	$8.66		$8.10	[4]
Net investment income[5]	0.05		0.05	0.05	0.05	0.04	0.01		0.01
Net realized and unrealized gain (loss) on investments	(1.47)		2.42	4.03	2.09	0.42	3.32		0.60
Total from investment operations	(1.42)		2.47	4.08	2.14	0.46	3.33		0.61
Less distributions
From net investment income	—		(0.06)	(0.04)	(0.04)	—	(0.01)		(0.05)
From net realized gain	—		(0.45)	(0.32)	—	(0.03)	—		—
Total distributions	—		(0.51)	(0.36)	(0.04)	(0.03)	(0.01)		(0.05)
Net asset value, end of period	$18.77		$20.19	$18.23	$14.51	$12.41	$11.98		$8.66
Total return (%)[6,7]	(7.03	) [8]	13.78	28.30	17.31	3.92	38.47	[8]	7.54
Ratios and supplemental data
Net assets, end of period (in millions)	$1,986		$2,148	$3,086	$1,169	$517	$171		$75
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	[9]	1.13	1.18	1.27	1.33	1.35	[9]	1.56
Expenses including reductions	1.12	[9]	1.13	1.17	1.27	1.29	1.25	[9]	1.25
Net investment income	0.45	[9]	0.28	0.32	0.38	0.32	0.10	[9]	0.09
Portfolio turnover (%)	20		35	39	55	41	27		38

1	Six months ended 9-30-15. Unaudited.
2	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
3	After the close of business on 7-9-10, holders of Investor Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of the John Hancock Disciplined Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Investor Class Shares of the predecessor fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class A.
4	The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period.
5	Based on average daily shares outstanding.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Does not reflect the effect of sales charges, if any.
8	Not annualized.
9	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$20.43		$18.53	$14.82	$12.74	$10.63
Net investment loss[3]	(0.03)		(0.08)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.47)		2.43	4.10	2.13	2.16
Total from investment operations	(1.50)		2.35	4.03	2.08	2.14
Less distributions
From net investment income	—		—	—	—	—
From net realized gain	—		(0.45)	(0.32)	—	(0.03)
Net asset value, end of period	$18.93		$20.43	$18.53	$14.82	$12.74
Total return (%)[4,5]	(7.34	) [6]	12.90	27.32	16.33	20.22	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$330		$366	$329	$90	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	[7]	1.89	1.94	2.08	2.10	[7]
Expenses including reductions	1.87	[7]	1.88	1.93	2.08	2.10	[7]
Net investment loss	(0.30	) [7]	(0.42)	(0.43)	(0.39)	(0.26	) [7]
Portfolio turnover (%)	20		35	39	55	41	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class C shares is 8-15-11.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class I Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[2]	8-31-10	[3]
Per share operating performance
Net asset value, beginning of period	$20.86		$18.81	$14.95	$12.79	$12.33	$8.92		$8.34
Net investment income[4]	0.07		0.12	0.10	0.09	0.07	0.03		0.04	[5]
Net realized and unrealized gain (loss) on investments	(1.51)		2.49	4.16	2.15	0.45	3.41		0.61
Total from investment operations	(1.44)		2.61	4.26	2.24	0.52	3.44		0.65
Less distributions
From net investment income	—		(0.11)	(0.08)	(0.08)	(0.03)	(0.03)		(0.07)
From net realized gain	—		(0.45)	(0.32)	—	(0.03)	—		—
Total distributions	—		(0.56)	(0.40)	(0.08)	(0.06)	(0.03)		(0.07)
Net asset value, end of period	$19.42		$20.86	$18.81	$14.95	$12.79	$12.33		$8.92
Total return (%)[6]	(6.90	) [7]	14.13	28.67	17.64	4.28	38.64	[7]	7.76
Ratios and supplemental data
Net assets, end of period (in millions)	$7,241		$7,116	$4,168	$1,762	$948	$254		$87
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[8]	0.87	0.89	0.93	0.98	0.99	[8]	1.28
Expenses including reductions	0.86	[8]	0.86	0.89	0.93	0.98	0.99	[8]	1.00
Net investment income	0.72	[8]	0.63	0.59	0.71	0.63	0.37	[8]	0.41
Portfolio turnover (%)	20		35	39	55	41	27		38

1	Six months ended 9-30-15. Unaudited.
2	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
3	After the close of business on 7-9-10, holders of Institutional Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class I shares of the John Hancock Disciplined Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Institutional Class Shares of the predecessor fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class I.
4	Based on average daily shares outstanding.
5	The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$20.81		$18.77	$14.94	$12.78	$12.43
Net investment income[3]	0.03		0.04	0.04	0.05	0.01
Net realized and unrealized gain (loss) on investments	(1.51)		2.48	4.14	2.14	0.34
Total from investment operations	(1.48)		2.52	4.18	2.19	0.35
Less distributions
From net investment income	—		(0.03)	(0.03)	(0.03)	—
From net realized gain	—		(0.45)	(0.32)	—	—
Total distributions	—		(0.48)	(0.35)	(0.03)	—
Net asset value, end of period	$19.33		$20.81	$18.77	$14.94	$12.78
Total return (%)[4]	(7.11	) [5]	13.66	28.15	17.15	2.82	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$226		$250	$205	$15	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	[7]	1.29	1.28	2.15	16.13	[7]
Expenses including reductions	1.27	[7]	1.28	1.27	1.40	1.45	[7]
Net investment income	0.30	[7]	0.19	0.25	0.33	1.00	[7]
Portfolio turnover (%)	20		35	39	55	41	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$20.85		$18.81	$15.63
Net investment income[3]	0.06		0.10	0.06
Net realized and unrealized gain (loss) on investments	(1.52)		2.47	3.49
Total from investment operations	(1.46)		2.57	3.55
Less distributions
From net investment income	—		(0.08)	(0.05)
From net realized gain	—		(0.45)	(0.32)
Total distributions	—		(0.53)	(0.37)
Net asset value, end of period	$19.39		$20.85	$18.81
Total return (%)[4]	(7.00	) [5]	13.93	22.85	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$107		$118	$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	[6]	1.15	1.30	[6]
Expenses including reductions	1.02	[6]	1.04	1.14	[6]
Net investment income	0.55	[6]	0.49	0.44	[6]
Portfolio turnover (%)	20		35	39	[7]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R4 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$20.85		$18.81	$14.95	$12.79	$10.95
Net investment income[3]	0.09		0.14	0.12	0.11	0.08
Net realized and unrealized gain (loss) on investments	(1.52)		2.48	4.16	2.14	1.82
Total from investment operations	(1.43)		2.62	4.28	2.25	1.90
Less distributions
From net investment income	—		(0.13)	(0.10)	(0.09)	(0.03)
From net realized gain	—		(0.45)	(0.32)	—	(0.03)
Total distributions	—		(0.58)	(0.42)	(0.09)	(0.06)
Net asset value, end of period	$19.42		$20.85	$18.81	$14.95	$12.79
Total return (%)[4]	(6.86	) [5]	14.21	28.81	17.68	17.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$831		$807	$444	$100	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	[6]	0.78	0.81	0.89	4.22	[6]
Expenses including reductions	0.76	[6]	0.77	0.80	0.89	0.99	[6]
Net investment income	0.82	[6]	0.73	0.71	0.84	1.25	[6]
Portfolio turnover (%)	20		35	39	55	41	[7]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Class ADV Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[2]	8-31-10	[3]
Per share operating performance
Net asset value, beginning of period	$20.15		$18.20	$14.49	$12.40	$11.97	$8.65		$8.86
Net investment income[4]	0.04		0.04	0.03	0.04	0.04	0.01		—	[5]
Net realized and unrealized gain (loss) on investments	(1.46)		2.40	4.03	2.10	0.43	3.32		(0.21)
Total from investment operations	(1.42)		2.44	4.06	2.14	0.47	3.33		(0.21)
Less distributions
From net investment income	—		(0.04)	(0.03)	(0.05)	(0.01)	(0.01)		—
From net realized gain	—		(0.45)	(0.32)	—	(0.03)	—		—
Total distributions	—		(0.49)	(0.35)	(0.05)	(0.04)	(0.01)		—
Net asset value, end of period	$18.73		$20.15	$18.20	$14.49	$12.40	$11.97		$8.65
Total return (%)[6]	(7.05	) [7]	13.67	28.19	17.33	3.94	38.50	[7]	(2.37	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$1	$1	—	[8]	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	[9]	3.12	3.46	3.74	4.18	5.78	[9]	1.42	[9]
Expenses including reductions	1.19	[9]	1.25	1.25	1.25	1.25	1.25	[9]	1.25	[9]
Net investment income (loss)	0.39	[9]	0.21	0.19	0.35	0.37	0.15	[9]	(0.37	) [9]
Portfolio turnover (%)	20		35	39	55	41	27		38	[10]

1	Six months ended 9-30-15. Unaudited.
2	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
3	The inception date for Class ADV shares is 7-12-10.
4	Based on average daily shares outstanding.
5	Less than $0.005 per share.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) into the fund. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Effective January 31, 2014, the fund was closed to new investors, subject to certain exceptions described in the fund's prospectus.

Note 2 — Significant accounting policy

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

29

As of September 30, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the portfolio, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of Operations.

Obligations to repay collateral received by the fund is shown on the Statements of assets and liabilities as Payable upon return of securities loaned, and secured by the loaned securities. As of September 30, 2015, the fund loaned common stocks valued at $33,622,400 and received $32,084,550 of cash collateral.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is

30

reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2015 were $5,982. For the six months ended September 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.775% of the next $500 million of the fund's average daily net assets; (c) 0.750% of

31

the next $500 million of the fund's average daily net assets; (d) 0.725% of the next $1 billion of the fund's average daily net assets; and (e) 0.700% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with approval of the Board of Trustees.

Prior to July 1, 2015 the Advisor had contractually agreed to reimburse or limit certain expenses for certain share classes of the fund. This agreement excluded certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These reimbursements and limits are such that these expenses would not exceed 1.15% and 1.25% for Class R4 and Class ADV shares, respectively.

For the six months ended September 30, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$82,240	Class R4	$4,388
Class C	13,810	Class R6	39,501
Class I	288,354	Class ADV	2,247
Class R2	9,403	Total	$439,943

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2015 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, Class R4 and Class ADV pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class ADV	0.25%	—
Class R2	0.25%	0.25%

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees. The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless

32

renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $56,814 for Class R4 shares for the six months ended September 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $494,823 for the six months ended September 30, 2015. Of this amount, $68,410 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $425,416 was paid as sales commissions to broker-dealers and $997 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC.CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2015, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$2,662,312	$1,337,303	$2,291	$37,820
Class C	1,788,421	224,592	4,462	6,834
Class I	—	4,261,103	46,053	98,415
Class R2	609,428	18,662	5,270	5,722
Class R4	199,328	8,711	2,783	2,961
Class R6	—	64,263	9,041	8,046
Class ADV	1,157	581	2,509	30
Total	$5,260,646	$5,915,215	$72,409	$159,828

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to September 30, 2015, state registration fees and printing and postage amounted to $125,890 and $131,439, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2015 and for the year ended March 31, 2015 were as follows:

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,694,109	$213,635,074	32,606,414	$614,618,999
Distributions reinvested	—	—	2,469,274	45,632,185
Repurchased	(11,269,868)	(224,444,471)	(97,962,941)	(1,825,851,830)
Net decrease	(575,759)	($10,809,397)	(62,887,253)	($1,165,600,646)
Class C shares
Sold	677,672	$13,710,866	1,863,493	$35,732,899
Distributions reinvested	—	—	319,998	5,996,751
Repurchased	(1,154,497)	(23,241,903)	(2,013,291)	(38,394,466)
Net increase (decrease)	(476,825)	($9,531,037)	170,200	$3,335,184
Class I shares
Sold	67,656,352	$1,398,484,322	179,397,290	$3,490,528,185
Distributions reinvested	—	—	7,680,784	146,549,365
Repurchased	(35,908,904)	(737,603,910)	(67,435,720)	(1,322,571,055)
Net increase	31,747,448	$660,880,412	119,642,354	$2,314,506,495
Class R2 shares
Sold	1,648,686	$33,934,581	4,744,884	$91,982,585
Distributions reinvested	—	—	238,454	4,544,932
Repurchased	(1,961,077)	(40,263,023)	(3,924,520)	(77,036,868)
Net increase (decrease)	(312,391)	($6,328,442)	1,058,818	$19,490,649
Class R4 shares
Sold	717,443	$14,546,992	4,157,048	$79,815,427
Distributions reinvested	—	—	150,209	2,865,994
Repurchased	(855,126)	(17,633,969)	(963,521)	(18,992,090)
Net increase (decrease)	(137,683)	($3,086,977)	3,343,736	$63,689,331
Class R6 shares
Sold	7,040,117	$144,583,193	19,293,797	$376,912,961
Distributions reinvested	—	—	994,934	18,963,448
Repurchased	(2,961,913)	(60,810,744)	(5,177,399)	(101,270,715)
Net increase	4,078,204	$83,772,449	15,111,332	$294,605,694
Class ADV shares
Sold	441	$9,000	—	—
Distributions reinvested	—	—	1,212	22,368
Repurchased	(603)	(11,989)	(1,170)	(21,058)
Net increase (decrease)	(162)	($2,989)	42	$1,310
Total net increase	34,322,832	$714,894,019	76,439,229	$1,530,028,017

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,817,631,625 and $2,130,464,738, respectively, for the six months ended September 30, 2015.

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Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Robeco Investment Management, Inc. (the Subadvisor), for John Hancock Disciplined Value Mid Cap Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2014 and outperformed its benchmark index for the three- and five-year periods ended December 31, 2014. The Board also noted that

37

the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the three- and five-year periods and to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

38

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

39

the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;

40

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

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Equity Income

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Fundamental Large Cap Core

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Large Cap Equity

New Opportunities

Select Growth

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Small Cap Value

Small Company

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U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

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INCOME FUNDS

Bond

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Core High Yield

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High Yield Municipal Bond

Income

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ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202363	363SA 9/15 11/15

John Hancock

International Value Equity Fund

Semiannual report 9/30/15

A message to shareholders

Dear shareholder,

Slowing global growth was a key driver of international equity performance in recent months. Stocks fell sharply in August as economic indicators in China weakened and Chinese leaders devalued the nation's currency. The slowdown in the world's second-largest economy weighed on investor sentiment globally and sent commodity prices lower. For the time being, global economic data continues to be a leading driver of markets worldwide.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing—for the launch of the passively managed John Hancock Multifactor ETFs.* Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
International Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
36	Continuation of investment advisory and subadvisory agreements
41	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/15 (%)

MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1. After the close of business on 2-11-11, holders of the former Optique International Value Fund became owners of an equal number of full and fractional Class A shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. Class A shares' performance shown above for periods prior to this date reflects the historical performance of Optique International Value Fund.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Global markets declined amid a challenging economic environment

Most developed-market stocks outside the United States declined as a debt crisis in Greece and a slowdown in China's GDP growth accentuated concerns about the outlook for the global economy.

Fund was down, but effective stock picking contributed to relative outperformance

Although the fund posted a negative overall return, it outperformed its benchmark, the MSCI World ex-USA Index, largely as a result of our effective stock selection, especially in Europe.

Stock picking contributed in consumer discretionary, detracted in utilities and energy

While our security selection in the consumer discretionary sector had a positive impact relative to the benchmark, stock picking in utilities and energy detracted.

SECTOR COMPOSITION AS OF 9/30/15 (%)

A note about risks

Foreign investing has additional risks, such as currency and market volatility and political and social instability. Value stocks may decline in price. The stock prices of midsize companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Wendell Perkins, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Wendell Perkins, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the factors behind the negative returns that most non-U.S. developed-market equities posted during the six-month period?

While the U.S. economy remained relatively strong, economic news from other key markets such as Europe, China, and Japan was somewhat disappointing. The outlook for global growth generally worsened, weighing on the fund's benchmark, the MSCI World ex-USA Index.

The early months of the period brought some encouraging signs about growth in Europe, and the European Central Bank continued its program to stimulate markets and the economy through the purchase of sovereign bonds from member countries of the eurozone. Despite this initiative and low interest rates, inflation in the eurozone remained below policymakers' target level. Other economic data was mixed, and a sovereign debt crisis in Greece threatened the country's continued membership in the eurozone as well as the stability of the monetary union itself. The Greek government reached an agreement with creditors in July, providing a fairly orderly resolution over the short term.

In Japan, the economic initiatives of Prime Minister Shinzo Abe's government failed to produce a significant turnaround in the nation's economy. However, Japanese equities were supported by modest improvement in corporate earnings and economic reforms adopted by the Abe government.

Global equities fell sharply in August as economic indicators in China weakened and Chinese leaders devalued the nation's currency. This growth slowdown in the world's second-largest economy weighed on investor sentiment globally and sent commodity prices lower, which had a damaging effect on the economies of many emerging markets outside of China. Uncertainty about the timing of an initial increase in U.S. interest rates also weighed on global investor sentiment, and markets remained volatile in September.

How did this environment affect your team's management of the fund?

We positioned the fund fairly defensively at the start of the period, as we have been skeptical about the long-term sustainability of a global economic recovery that can be traced as much to central bank stimulus as it can to strong economic fundamentals and solid earnings growth, in our view.

4

"Global equities fell sharply in August as economic indicators in China weakened and Chinese leaders devalued the nation's currency."
Some of our concerns were validated as consensus expectations for global growth diminished during the latter months of the period, triggering sharp declines in equities. While we maintained a cautious investment approach based on our views about the global economy, we continued to evaluate stocks primarily based on a value-oriented, bottom-up basis, aligned with our assessment of the risks and opportunities specific to each stock. Across developed markets, the fund's portfolio did not have substantial differences in regional weightings relative to the benchmark during the period.

Although its overall return was negative, the fund outperformed relative to its benchmark. What factors at the regional and sector levels had the most significant impact on this result?

Our security selection in Europe (excluding the United Kingdom) had a positive impact on relative results, helping to mitigate the negative impact from the broader market's decline. Stock picking in the Pacific Rim region also contributed to the fund's relative performance, while security selection in the United Kingdom had a slightly negative impact.

From a sector standpoint, our stock picking in the consumer discretionary, industrials, and healthcare sectors added value relative to the benchmark. On the negative side, our security selection in the energy and utilities sectors weighed on relative performance, although the impact was fairly small.

TOP 10 HOLDINGS AS OF 9/30/15 (%)

Novartis AG	1.5
Fresenius SE & Company KGaA	1.1
Gerresheimer AG	1.1
Smith & Nephew PLC	1.1
Nestle SA	1.1
Bandai Namco Holdings, Inc.	1.1
Roche Holding AG	1.0
Teva Pharmaceutical Industries, Ltd.	1.0
easyJet PLC	1.0
Toyo Suisan Kaisha, Ltd.	1.0
TOTAL	11.0
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"From a sector standpoint, our stock picking in the consumer discretionary, industrials, and healthcare sectors added value relative to the benchmark."

Which positions had the biggest positive impact on performance relative to the benchmark?

The top contributor was an out-of-benchmark position in Gerresheimer AG, a German maker of glass and plastic containers and packaging for pharmaceuticals and other healthcare applications. We added this position to the portfolio during the early months of the period, and its shares surged. Catalysts included Gerresheimer's sale of its pharmaceutical glass tubing business and its subsequent proposed acquisition of a U.S.-based manufacturer of plastic vials for prescription medications.

Another strong contributor was a position that we added during the period in Bandai Namco Holdings, Inc., a Japanese toy and game maker. The company's shares rose sharply as a result of better-than-expected earnings and sales results.

Other positions that were among the top contributors relative to the benchmark were Rheinmetall AG, a German maker of industrial components for the defense and automotive industries; TNT Express NV, a Netherlands-based freight shipping company; Guangdong Investment, Ltd., a Hong Kong-listed investor in water supply projects in mainland China and Hong Kong; and easyJet PLC, a low-cost European airline based in the United Kingdom. We sold the fund's positions in Rheinmetall and TNT Express prior to the end of the period.

TOP 10 COUNTRIES AS OF 9/30/15 (%)

Japan	19.0
United Kingdom	17.3
Germany	9.3
France	9.1
Switzerland	6.5
Canada	5.3
Netherlands	5.1
Australia	4.1
Sweden	3.4
Hong Kong	3.2
TOTAL	82.3
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Which positions had a significantly negative impact on performance?

A position in Fujitsu, Ltd., a Japanese provider of information technology services, detracted the most from performance relative to the benchmark and was also one of the most substantial detractors from absolute performance. Shares of Fujitsu fell sharply in April after the company released a financial forecast that was below analysts' consensus expectations, due in part to an increase in strategic costs.

Another position that detracted was Santos, Ltd., an Australia-based energy exploration and production company. Its shares were hit hard by the decline in oil prices during the period and by investors' perceptions that the company's balance sheet was precarious.

Other positions that weighed on the fund's relative performance were Standard Chartered PLC, a U.K.-based international bank, E.ON SE, a German electric and gas utility, and Toshiba Corp., a Japan-based diversified industrial company. We sold the fund's position in Toshiba during the period.

How was the fund positioned at the end of the period?

At the sector level, the fund was slightly overweight in consumer discretionary and telecommunication services at the end of the period, while it was underweight in the financials, industrials, and materials sectors. At the regional level, the fund was modestly underweight in Europe and in the Pacific Rim region.

MANAGED BY

Wendell Perkins, CFA On the fund since 1998 Investing since 1985
Edward Maraccini, CFA On the fund since 2007 Investing since 1995
Margaret McKay, CFA On the fund since 2001 Investing since 1992

The views expressed in this report are exclusively those of Wendell Perkins, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1,2	-13.06	1.40	2.04	-12.79	7.19	22.35
Class C1,2	-10.05	1.76	1.84	-9.42	9.13	19.98
Class I1,2,3	-8.24	2.75	2.71	-8.08	14.53	30.67
Class R2[1,2,3]	-8.64	2.44	2.50	-8.18	12.78	27.95
Class R4[1,2,3]	-8.40	2.66	2.74	-8.19	14.04	31.00
Class R6[1,2,3]	-8.08	2.97	3.02	-7.97	15.75	34.63
Class NAV[1,2,3]	-8.06	3.00	3.05	-7.96	15.90	35.01
Index 1†	-9.73	3.92	3.41	-9.88	21.17	39.84
Index 2†	-13.87	3.21	2.73	-11.64	17.12	30.88

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.36	2.11	1.09	1.50	1.35	1.00	0.98
Net (%)	1.36	2.11	1.09	1.50	1.25	0.98	0.98

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Index; Index 2 is the MSCI World ex-USA Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,2,4	9-30-05	11,998	11,998	13,984	13,088
Class I1,2,3	9-30-05	13,067	13,067	13,984	13,088
Class R2[1,2,3]	9-30-05	12,795	12,795	13,984	13,088
Class R4[1,2,3]	9-30-05	13,100	13,100	13,984	13,088
Class R6[1,2,3]	9-30-05	13,463	13,463	13,984	13,088
Class NAV[1,2,3]	9-30-05	13,501	13,501	13,984	13,088

MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund (the predecessor fund, first offered on 4-1-98) became owners of an equal number of full and fractional Class A shares or Class I shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. The performance shown for Class A and Class I shares for periods prior to this date reflects the historical performance of Optique International Value Fund. Class NAV shares were first offered on 12-16-11, Class R2, Class R4, and Class R6 shares were first offered on 7-2-13; Class C shares were first offerred on 8-28-14. The returns prior to these dates are that of Class A shares recalculated to reflect the gross fees and expenses of Class NAV, Class R2, Class R4, Class R6, and Class C shares, as applicable.
2	In October 2011, the advisor made a voluntary payment to the fund of $6,950, or approximately $0.018 per share. Without this payment, performance would have been lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	918.00	6.70	1.40%
Class C	1,000.00	915.00	11.06	2.31%
Class I	1,000.00	919.20	5.70	1.19%
Class R2	1,000.00	918.20	7.57	1.58%
Class R4	1,000.00	918.10	6.16	1.29%
Class R6	1,000.00	920.30	4.68	0.97%
Class NAV	1,000.00	920.40	4.70	0.98%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	1,018.00	7.05	1.40%
Class C	1,000.00	1,013.50	11.63	2.31%
Class I	1,000.00	1,019.10	6.00	1.19%
Class R2	1,000.00	1,017.10	7.96	1.58%
Class R4	1,000.00	1,018.60	6.49	1.29%
Class R6	1,000.00	1,020.10	4.92	0.97%
Class NAV	1,000.00	1,020.10	4.94	0.98%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-15 (unaudited)
	Shares	Value
Common stocks 93.0%		$474,774,683
(Cost $512,059,280)
Australia 4.1%		20,805,916
AGL Energy, Ltd.	402,655	4,531,723
Australia & New Zealand Banking Group, Ltd.	188,953	3,610,171
BHP Billiton, Ltd.	206,607	3,263,223
National Australia Bank, Ltd.	191,524	4,053,219
QBE Insurance Group, Ltd.	426,313	3,882,356
Santos, Ltd.	517,774	1,465,224
Canada 5.3%		27,093,720
Bank of Montreal	73,813	4,025,560
Barrick Gold Corp.	238,209	1,515,470
Bombardier, Inc., Class B	1,341,763	1,679,089
Husky Energy, Inc.	218,018	3,399,741
IGM Financial, Inc. (L)	161,727	4,103,467
Magna International, Inc.	85,241	4,088,630
Suncor Energy, Inc.	145,730	3,897,418
The Toronto-Dominion Bank	111,234	4,384,345
Chile 0.4%		2,103,115
Antofagasta PLC	277,651	2,103,115
China 1.1%		5,658,656
China Petroleum & Chemical Corp., H Shares	5,064,279	3,102,090
CNOOC, Ltd.	2,483,000	2,556,566
Denmark 1.7%		8,482,619
Carlsberg A/S, Class B	49,064	3,770,148
Danske Bank A/S	155,937	4,712,471
Finland 0.8%		4,299,800
Kesko OYJ, B Shares	121,391	4,299,800
France 9.1%		46,490,273
Atos SE	62,441	4,799,640
AXA SA	193,684	4,702,472
BNP Paribas SA	71,965	4,236,898
Cie de Saint-Gobain	97,692	4,239,891
Engie	206,022	3,333,554
Kering	26,673	4,366,242
Orange SA	287,564	4,359,281
Publicis Groupe SA	65,198	4,455,835
Sanofi	48,973	4,662,259
Schneider Electric SE	74,304	4,108,597

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Total SA	71,707	$3,225,604
Germany 9.3%		47,542,983
Allianz SE	28,530	4,481,887
BASF SE	49,413	3,779,294
Bayerische Motoren Werke AG	47,368	4,132,534
Deutsche Bank AG	132,743	3,582,380
E.ON SE	272,805	2,341,071
Fresenius SE & Company KGaA	85,785	5,758,590
Gerresheimer AG	77,739	5,682,515
Merck KGaA	51,733	4,580,274
Muenchener Rueckversicherungs AG	23,693	4,425,036
SAP SE	69,876	4,526,850
Siemens AG	47,601	4,252,552
Hong Kong 3.2%		16,424,456
China Mobile, Ltd.	327,582	3,921,078
Guangdong Investment, Ltd.	3,168,098	4,729,092
Hang Lung Group, Ltd.	906,376	3,085,750
Yue Yuen Industrial Holdings, Ltd.	1,260,202	4,688,536
Ireland 0.7%		3,618,492
C&C Group PLC	912,002	3,618,492
Israel 1.0%		5,254,174
Teva Pharmaceutical Industries, Ltd.	92,971	5,254,174
Japan 19.0%		97,158,577
Asahi Kasei Corp.	508,248	3,583,882
Bandai Namco Holdings, Inc.	232,372	5,393,056
Bridgestone Corp.	121,786	4,214,546
East Japan Railway Company	51,163	4,311,284
Ebara Corp.	989,706	3,656,135
Fujitsu, Ltd.	866,798	3,770,397
Honda Motor Company, Ltd.	144,317	4,307,388
Inpex Corp.	364,274	3,256,878
Japan Tobacco, Inc.	144,119	4,470,599
Komatsu, Ltd.	242,508	3,559,637
Kyocera Corp.	88,840	4,068,870
Mitsubishi Corp.	221,509	3,630,879
Mitsubishi UFJ Financial Group, Inc.	703,500	4,250,716
Mitsui Fudosan Company, Ltd.	162,557	4,455,912
Mizuho Financial Group, Inc.	2,458,484	4,598,845
MS&AD Insurance Group Holdings, Inc.	159,890	4,289,829
Nippon Telegraph & Telephone Corp.	134,200	4,727,012
Nippon Television Holdings, Inc.	253,468	4,095,132

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Japan (continued)
Nissan Motor Company, Ltd.	435,813	$4,007,125
Sumitomo Chemical Company, Ltd.	889,000	4,495,432
Taiheiyo Cement Corp.	1,416,467	4,244,257
Toyo Suisan Kaisha, Ltd.	137,987	5,231,370
Toyota Motor Corp.	77,533	4,539,396
Netherlands 5.1%		26,049,156
Aegon NV	603,410	3,460,057
Heineken Holding NV	69,438	4,950,701
ING Groep NV	331,929	4,702,635
Koninklijke KPN NV	1,274,536	4,780,060
Royal Dutch Shell PLC, A Shares	156,159	3,704,083
Wolters Kluwer NV (L)	144,348	4,451,620
Singapore 2.2%		11,088,991
DBS Group Holdings, Ltd.	306,500	3,498,496
Sembcorp Industries, Ltd.	1,418,658	3,462,350
Singapore Telecommunications, Ltd.	1,645,118	4,128,145
South Africa 0.6%		3,197,730
Tiger Brands, Ltd.	145,232	3,197,730
Spain 2.2%		11,200,909
Banco Santander SA	720,226	3,829,759
Ebro Foods SA	170,935	3,357,370
Telefonica SA	330,841	4,013,780
Sweden 3.4%		17,065,715
Getinge AB, B Shares	184,346	4,114,525
Modern Times Group AB, B Shares	161,462	4,156,580
SKF AB, B Shares	245,904	4,519,339
Telefonaktiebolaget LM Ericsson, B Shares	435,824	4,275,271
Switzerland 6.5%		32,977,492
Aryzta AG (I)	91,984	3,898,594
Bucher Industries AG	11,623	2,498,992
Credit Suisse Group AG (I)	163,312	3,925,504
Glencore PLC (I)	725,747	1,007,381
Nestle SA	73,202	5,505,207
Novartis AG	83,855	7,707,271
Roche Holding AG	20,040	5,320,050
Zurich Insurance Group AG (I)	12,686	3,114,493
United Kingdom 17.3%		88,261,909
Anglo American PLC	184,801	1,543,659
AstraZeneca PLC	68,130	4,320,693
Barclays PLC	1,179,487	4,365,020

14SEE NOTES TO FINANCIAL STATEMENTS

		Shares	Value
United Kingdom (continued)
	BP PLC	606,168	$3,075,306
	Carillion PLC (L)	765,234	3,502,599
	Debenhams PLC	3,346,299	4,005,093
	Diageo PLC	169,761	4,560,940
	easyJet PLC	194,330	5,245,740
	GlaxoSmithKline PLC	250,678	4,811,473
	HSBC Holdings PLC	641,258	4,837,453
	Imperial Tobacco Group PLC	100,486	5,194,990
	Informa PLC	550,462	4,686,825
	Kingfisher PLC	863,133	4,688,730
	Meggitt PLC	544,263	3,926,375
	Premier Oil PLC (I)	803,673	812,469
	RSA Insurance Group PLC	723,579	4,411,267
	Sky PLC	305,148	4,827,742
	Smith & Nephew PLC	322,555	5,635,415
	Standard Chartered PLC	425,734	4,131,711
	Unilever PLC	128,345	5,227,449
	Vodafone Group PLC	1,411,178	4,450,960
	Yield (%)	Shares	Value
Securities lending collateral 2.2%			$11,188,646
(Cost $11,188,619)
John Hancock Collateral Trust (W)	0.1319(Y)	1,118,272	11,188,646
Short-term investments 7.5%			$38,226,983
(Cost $38,226,983)
Money market funds 5.3%			26,916,983
JPMorgan U.S. Treasury Plus Money Market Fund	0.0057(Y)	26,916,983	26,916,983
		Par value	Value
Repurchase agreement 2.2%			11,310,000
Barclays Capital Tri-Party Repurchase Agreement dated 9-30-15 at 0.090% to be repurchased at $11,310,028 on 10-1-15, collateralized by $10,930,000 U.S. Treasury Bonds, 3.125% due 8-15-44 (valued at $11,536,246, including interest)		11,310,000	$11,310,000
Total investments (Cost $561,474,882)† 102.7%			$524,190,312
Other assets and liabilities, net (2.7%)			($13,716,181)
Total net assets 100.0%			$510,474,131

SEE NOTES TO FINANCIAL STATEMENTS15

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 9-30-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-15.
†	At 9-30-15, the aggregate cost of investment securities for federal income tax purposes was $562,085,494. Net unrealized depreciation aggregated $37,895,182, of which $37,332,468 related to appreciated investment securities and $75,227,650 related to depreciated investment securities.

16SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $550,286,263) including $10,639,401 of securities loaned	$513,001,666
Investments in affiliated issuers, at value (Cost $11,188,619)	11,188,646
Total investments, at value (Cost $561,474,882)	524,190,312
Foreign currency, at value (Cost $666,654)	663,973
Receivable for investments sold	6,225,498
Receivable for fund shares sold	32,675
Dividends and interest receivable	1,897,797
Receivable for securities lending income	87,220
Other receivables and prepaid expenses	65,192
Total assets	533,162,667
Liabilities
Payable for investments purchased	11,344,214
Payable for fund shares repurchased	34,319
Payable upon return of securities loaned	11,188,550
Payable to affiliates
Accounting and legal services fees	11,300
Transfer agent fees	2,712
Distribution and service fees	262
Trustees' fees	1,717
Other liabilities and accrued expenses	105,462
Total liabilities	22,688,536
Net assets	$510,474,131
Net assets consist of
Paid-in capital	$526,320,100
Undistributed net investment income	8,125,972
Accumulated net realized gain (loss) on investments and foreign currency transactions	13,340,200
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(37,312,141)
Net assets	$510,474,131

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($22,965,664 ÷ 3,017,692 shares)[1]	$7.61
Class C ($488,462 ÷ 63,962 shares)[1]	$7.64
Class I ($2,611,776 ÷ 342,847 shares)	$7.62
Class R2 ($1,303,129 ÷ 170,872 shares)	$7.63
Class R4 ($89,383 ÷ 11,723 shares)	$7.62
Class R6 ($361,121 ÷ 47,363 shares)	$7.62
Class NAV ($482,654,596 ÷ 63,259,419 shares)	$7.63
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$8.01

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 9-30-15 (unaudited)

Investment income
Dividends	$10,837,002
Interest	7,226
Securities lending	222,453
Less foreign taxes withheld	(1,081,479)
Total investment income	9,985,202
Expenses
Investment management fees	2,367,720
Distribution and service fees	36,103
Accounting and legal services fees	33,948
Transfer agent fees	17,327
Trustees' fees	3,715
State registration fees	47,512
Printing and postage	4,674
Professional fees	26,122
Custodian fees	157,030
Registration and filing fees	28,742
Other	7,149
Total expenses	2,730,042
Less expense reductions	(35,632)
Net expenses	2,694,410
Net investment income	7,290,792
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	10,652,983
Investments in affiliated issuers	(77)
10,652,906
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(65,151,245)
Investments in affiliated issuers	114
(65,151,131)
Net realized and unrealized loss	(54,498,225)
Decrease in net assets from operations	($47,207,433)

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-15	Year ended 3-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$7,290,792	$9,059,549
Net realized gain	10,652,906	17,205,758
Change in net unrealized appreciation (depreciation)	(65,151,131)	(35,101,952)
Decrease in net assets resulting from operations	(47,207,433)	(8,836,645)
Distributions to shareholders
From net investment income
Class A	—	(436,690)
Class C	—	(1,748)
Class I	—	(77,715)
Class R2	—	(30,910)
Class R4	—	(2,362)
Class R6	—	(132,686)
Class NAV	—	(10,843,162)
From net realized gain
Class A	—	(1,291,448)
Class C	—	(8,516)
Class I	—	(207,524)
Class R2	—	(99,379)
Class R4	—	(6,715)
Class R6	—	(318,341)
Class NAV	—	(26,014,960)
Total distributions	—	(39,472,156)
From fund share transactions	109,161,070	36,851,531
Total increase (decrease)	61,953,637	(11,457,270)
Net assets
Beginning of period	448,520,494	459,977,764
End of period	$510,474,131	$448,520,494
Undistributed net investment income	$8,125,972	$835,180

20SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12		3-31-11	[2,3]	10-31-10	[4]
Per share operating performance
Net asset value, beginning of period	$8.29		$9.33	$8.66	$8.22	$9.09		$11.26		$9.90
Net investment income[5]	0.10		0.13	0.17 [6]	0.12	0.14		0.02		0.03
Net realized and unrealized gain (loss) on investments	(0.78)		(0.41)	0.97	0.54	(0.92	) [7]	0.79		1.39	[8]
Total from investment operations	(0.68)		(0.28)	1.14	0.66	(0.78)		0.81		1.42
Less distributions
From net investment income	—		(0.19)	(0.09)	(0.08)	(0.06)		(0.28)		(0.06)
From net realized gain	—		(0.57)	(0.38)	(0.14)	(0.05)		(2.70)		—
Total distributions	—		(0.76)	(0.47)	(0.22)	(0.11)		(2.98)		(0.06)
Contribution from adviser	—		—	—	—	0.02	[9]	—		—
Net asset value, end of period	$7.61		$8.29	$9.33	$8.66	$8.22		$9.09		$11.26
Total return (%)[10,11]	(8.20	) [12]	(2.45)	13.51	8.16	(8.20	) [9]	9.13	[12]	14.46
Ratios and supplemental data
Net assets, end of period (in millions)	$23		$22	$18	$7	$3		$3		$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	[13]	1.53	1.63	1.99	3.73		16.05	[13]	6.71
Expenses including reductions	1.40	[13]	1.52	1.60	1.60	1.60		1.77	[13]	1.85
Net investment income	2.28	[13]	1.50	1.85 [6]	1.52	1.68		0.48	[13]	0.33
Portfolio turnover (%)	11		25	38	27	21		12	[14]	80

1	Six months ended 9-30-15. Unaudited.
2	For the five month period ended 3-31-11. The fund changed its fiscal year end from October 31 to March 31.
3	After the close of business on 2-11-11, holders of Class A shares of the former Optique International Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of the John Hancock International Value Equity Fund. These shares were first offered on 2-14-11. Additionally, the accounting and performance history of the Class A shares of the predecessor fund was redesignated as that of John Hancock International Value Equity Fund Class A.
4	Audited by previous independent registered public accounting firm.
5	Based on average daily shares outstanding.
6	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
7	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
8	Includes redemption fees retained by the fund. Such redemption fees represent less than $0.01 per share.
9	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
10	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
11	Does not reflect the effect of sales charges, if any.
12	Not annualized.
13	Annualized.
14	The portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$8.35		$9.63
Net investment income[3]	0.05		0.01
Net realized and unrealized loss on investments	(0.76)		(0.60)
Total from investment operations	(0.71)		(0.59)
Less distributions
From net investment income	—		(0.12)
From net realized gain	—		(0.57)
Total distributions	—		(0.69)
Net asset value, end of period	$7.64		$8.35
Total return (%)[4,5]	(8.50	) [6]	(5.72	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.32	[8]	13.81	[8]
Expenses including reductions	2.31	[8]	2.35	[8]
Net investment income	1.27	[8]	0.11	[8]
Portfolio turnover (%)	11		25	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class C shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12		3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$8.29		$9.33	$8.66	$8.21	$9.09		$8.98
Net investment income[3]	0.11		0.18	0.20 [4]	0.13	0.19		0.02
Net realized and unrealized gain (loss) on investments	(0.78)		(0.44)	0.97	0.57	(0.95	) [5]	0.09
Total from investment operations	(0.67)		(0.26)	1.17	0.70	(0.76)		0.11
Less distributions
From net investment income	—		(0.21)	(0.12)	(0.11)	(0.09)		—
From net realized gain	—		(0.57)	(0.38)	(0.14)	(0.05)		—
Total distributions	—		(0.78)	(0.50)	(0.25)	(0.14)		—
Contribution for adviser	—		—	—	—	0.02	[8]	—
Net asset value, end of period	$7.62		$8.29	$9.33	$8.66	$8.21		$9.09
Total return (%)[6]	(8.08	) [7]	(2.20)	13.87	8.61	(7.87	) [8]	1.22	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	$8	$6	$1		—	[9]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	[10]	1.41	1.46	2.08	7.59		12.90	[10]
Expenses including reductions	1.19	[10]	1.29	1.29	1.28	1.18		1.18	[10]
Net investment income	2.53	[10]	1.93	2.20 [4]	1.52	2.36		1.89	[10]
Portfolio turnover (%)	11		25	38	27	21		12	[11]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class I shares is 2-14-11.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
9	Less than $500,000.
10	Annualized.
11	The portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$8.31		$9.35	$8.53
Net investment income[3]	0.09		0.11	0.19	[4]
Net realized and unrealized gain (loss) on investments	(0.77)		(0.40)	1.09
Total from investment operations	(0.68)		(0.29)	1.28
Less distributions
From net investment income	—		(0.18)	(0.08)
From net realized gain	—		(0.57)	(0.38)
Total distributions	—		(0.75)	(0.46)
Net asset value, end of period	$7.63		$8.31	$9.35
Total return (%)[5]	(8.18	) [6]	(2.63)	15.38	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.82	[7]	2.76	5.96	[7]
Expenses including reductions	1.58	[7]	1.68	1.68	[7]
Net investment income	2.17	[7]	1.20	2.84	[4,7]
Portfolio turnover (%)	11		25	38	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R2 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$8.30		$9.34	$8.53
Net investment income[3]	0.10		0.15	0.10	[4]
Net realized and unrealized gain (loss) on investments	(0.78)		(0.42)	1.20
Total from investment operations	(0.68)		(0.27)	1.30
Less distributions
From net investment income	—		(0.20)	(0.11)
From net realized gain	—		(0.57)	(0.38)
Total distributions	—		(0.77)	(0.49)
Net asset value, end of period	$7.62		$8.30	$9.34
Total return (%)[5]	(8.19	) [6]	(2.36)	15.55	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	6.09	[8]	18.12	15.49	[8]
Expenses including reductions	1.29	[8]	1.43	1.43	[8]
Net investment income	2.42	[8]	1.67	1.43	[4,8]
Portfolio turnover (%)	11		25	38	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R4 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R6 Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$8.28		$9.33	$8.53
Net investment income[3]	0.14		0.10	0.12	[4]
Net realized and unrealized gain (loss) on investments	(0.80)		(0.34)	1.20
Total from investment operations	(0.66)		(0.24)	1.32
Less distributions
From net investment income	—		(0.24)	(0.14)
From net realized gain	—		(0.57)	(0.38)
Total distributions	—		(0.81)	(0.52)
Net asset value, end of period	$7.62		$8.28	$9.33
Total return (%)[5]	(7.97	) [6]	(2.04)	15.83	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	$4	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	[8]	2.32	16.37	[8]
Expenses including reductions	0.97	[8]	1.04	1.10	[8]
Net investment income	3.19	[8]	1.15	1.76	[4,8]
Portfolio turnover (%)	11		25	38	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R6 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$8.29		$9.34	$8.66	$8.22	$7.21
Net investment income[3]	0.11		0.18	0.21 [4]	0.15	0.05
Net realized and unrealized gain (loss) on investments	(0.77)		(0.42)	0.99	0.55	0.96
Total from investment operations	(0.66)		(0.24)	1.20	0.70	1.01
Less distributions
From net investment income	—		(0.24)	(0.14)	(0.12)	—	[5]
From net realized gain	—		(0.57)	(0.38)	(0.14)	—
Total distributions	—		(0.81)	(0.52)	(0.26)	—	[5]
Net asset value, end of period	$7.63		$8.29	$9.34	$8.66	$8.22
Total return (%)[6]	(7.96	) [7]	(2.03)	14.23	8.69	14.05	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$483		$417	$433	$307	$114
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	[8]	1.04	1.03	1.08	1.08	[8]
Expenses including reductions	0.98	[8]	1.03	1.03	1.08	1.08	[8]
Net investment income	2.73	[8]	2.05	2.37 [4]	1.78	2.21	[8]
Portfolio turnover (%)	11		25	38	27	21	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class NAV shares is 12-16-11.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Less than $0.005 per share.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock International Value Equity Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

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issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2015, by major security category or type:

	Total value at 9-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$20,805,916	—	$20,805,916	—
Canada	27,093,720	$27,093,720	—	—
Chile	2,103,115	—	2,103,115	—
China	5,658,656	—	5,658,656	—
Denmark	8,482,619	—	8,482,619	—
Finland	4,299,800	—	4,299,800	—
France	46,490,273	—	46,490,273	—
Germany	47,542,983	—	47,542,983	—
Hong Kong	16,424,456	—	16,424,456	—
Ireland	3,618,492	—	3,618,492	—
Israel	5,254,174	—	5,254,174	—
Japan	97,158,577	—	97,158,577	—
Netherlands	26,049,156	—	26,049,156	—
Singapore	11,088,991	—	11,088,991	—
South Africa	3,197,730	—	3,197,730	—
Spain	11,200,909	—	11,200,909	—
Sweden	17,065,715	—	17,065,715	—
Switzerland	32,977,492	—	32,977,492	—
United Kingdom	88,261,909	—	88,261,909	—
Securities lending collateral	11,188,646	11,188,646	—	—
Short-term investments	38,226,983	26,916,983	11,310,000	—
Total investments in securities	$524,190,312	$65,199,349	$458,990,963	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions

29

are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned, and secured by the loaned securities. As of September 30, 2015, the fund loaned common stocks valued at $10,639,401 and received $11,188,550 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging market. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2015 were $403. For the six months ended September 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class specific expenses, such as state registration fees and printing and postage, for all-classes, were calculated faily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and investments in passive foreign investment companies.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.900% of the first $100 million of the fund's average daily net assets; (b) 0.875% of the next $900 million of the fund's average daily net assets; (c) 0.850% of the next $1 billion of the fund's average daily net assets; (d) 0.825% of the next $1 billion of the fund's average daily net assets; (e) 0.800% of the next $1 billion of the fund's average daily net assets and (f) 0.775% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.35% of average annual net assets for Class C shares. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until atleast June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.60%, 1.29%, 1.68%, 1.43% and 1.10% of average annual net assets for Class A, Class I, Class R2, Class R4 and Class R6 shares, respectively. This agreement excluded certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the six months ended September 30, 2015:

Class	Expense reduction	Class	Expense reduction
Class A	$924	Class R4	$2,320
Class C	4,642	Class R6	2,864
Class I	3,452	Class NAV	19,568
Class R2	1,813	Total	$35,583

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2015 were equivalent to a net annual effective rate of 0.87% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $49 for Class R4 shares for the six months ended September 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $105,619 for the six months ended September 30, 2015. Of this amount, $18,199 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $87,386 was paid as sales commissions to broker-dealers and $34 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2015, CDSCs received by the Distributor amounted to $0 and $84 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the six months ended September 30, 2015 were:

	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$29,931	$15,033	$3,917	$1,332
Class C	2,311	290	5,067	33
Class I	--	1,660	4,292	460
Class R2	3,738	118	2,367	140
Class R4	123	8	2,367	19
Class R6	--	218	2,514	25
Total	$36,103	$17,327	$20,524	$2,009

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to September 30, 2015, state registration fees and printing and postage amounted to $26,988 and $2,665, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Lender	$5,000,000	3	0.46%	$192

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2015 and for the year ended March 31, 2015 were as follows:

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	501,272	$4,205,824	885,731	$7,909,041
Distributions reinvested	—	—	220,604	1,727,328
Repurchased	(174,608)	(1,462,424)	(317,567)	(2,806,805)
Net increase	326,664	$2,743,400	788,768	$6,829,564
Class C shares
Sold	43,344	$369,315	33,264	$292,650
Distributions reinvested	—	—	391	3,095
Repurchased	(12,846)	(104,774)	(191)	(1,506)
Net increase	30,498	$264,541	33,464	$294,239

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		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class I shares
Sold	30,793	$258,389	200,945	$1,806,486
Distributions reinvested	—	—	35,355	276,472
Repurchased	(30,332)	(249,714)	(728,720)	(6,344,131)
Net increase (decrease)	461	$8,675	(492,420)	($4,261,173)
Class R2 shares
Sold	10,160	$85,700	68,675	$653,805
Distributions reinvested	—	—	15,456	121,485
Repurchased	(27,491)	(226,508)	(20,446)	(180,182)
Net increase (decrease)	(17,331)	($140,808)	63,685	$595,108
Class R6 shares
Sold	27,752	$237,242	544,642	$4,830,146
Distributions reinvested	—	—	56,459	441,512
Repurchased	(496,703)	(4,237,994)	(96,510)	(809,843)
Net increase (decrease)	(468,951)	($4,000,752)	504,591	$4,461,815
Class NAV shares
Sold	12,939,598	$110,299,099	1,517,012	$13,856,834
Distributions reinvested	—	—	4,713,315	36,858,122
Repurchased	(1,746)	(13,085)	(2,295,671)	(21,782,978)
Net increase	12,937,852	$110,286,014	3,934,656	$28,931,978
Total net increase	12,809,193	$109,161,070	4,832,744	$36,851,531

There were no fund share transactions during the six months ended September 30, 2015 and the year ended March 31, 2015 for Class R4 shares.

Affiliates of the Trust owned 100% of shares of beneficial interest of Class R4 and Class NAV shares on September 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $155,434,262 and $54,539,461, respectively, for the six months ended September 30, 2015.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2015, funds within the John Hancock group of funds complex held 94.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Lifestyle Growth Fund	38.8%
John Hancock Funds II Lifestyle Balanced Fund	29.7%
John Hancock Funds II Lifestyle Aggressive Fund	14.6%
John Hancock Funds II Lifestyle Moderate Fund	5.5%

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock International Value Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods and outperformed its benchmark index for the five-year period ended December 31, 2014. The Board also noted that the fund outperformed its

37

peer group average for the one- and five-year periods and underperformed its peer group average for the three-year period ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the five-year period and to the peer group for the one- and five-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including action taken that will further reduce certain fund expense. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

38

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

39

the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202364	366SA 9/15 11/15

John Hancock

Strategic Growth Fund

Semiannual report 9/30/15

A message to shareholders

Dear shareholder,

Global financial markets were especially rocky in mid-2015. The pullback we had anticipated for some months took place in August, and U.S. equities experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds restraining stock prices from moving higher all year, but the trigger for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. For the time being, global economic data continues to be a leading driver of markets worldwide.

The asset managers in our network believe, on balance, that investors should stay the course when it comes to U.S. equities. Our economy continues to grow at a healthy pace, driven by strong housing and jobs data, falling commodity prices, solid consumer spending, and low inflation. While the U.S. Federal Reserve (Fed) chose to leave the federal funds rate unchanged at its September meeting, Fed Chair Janet Yellen cited a number of positives in the U.S. economy and signaled that the Fed will likely raise interest rates soon in response to stronger growth.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing—for the launch of the passively managed John Hancock Multifactor ETFs.* Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Strategic Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
32	Continuation of investment advisory and subadvisory agreements
37	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/15 (%)

Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Relative underperformance

The fund lagged its benchmark, the Russell 1000 Growth Index, for the six-month reporting period.

Challenging results in healthcare and industrials

Stock selection was weak in the healthcare and industrials sectors, as well as in materials, but to a lesser extent.

Overweighting consumer discretionary added relative value

An overweighting in the relatively strong-performing consumer discretionary sector partially offset weakness in other sectors.

SECTOR COMPOSITION AS OF 9/30/15 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused on one sector may fluctuate more widely than investments in a wider variety of sectors. Illiquid securities may be difficult to sell at a price approximating their value. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager W. Shannon Reid, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

W. Shannon Reid, CFA
Portfolio Manager
John Hancock Asset Management

The fund trailed its benchmark, the Russell 1000 Growth Index. What factors influenced relative performance?

It was a tough environment for investors in U.S. large-cap growth companies. Various concerns drove the stock market downward, including worries about slowing economic growth in China; the prospect of future drug price regulation, which weighed on the widely owned healthcare sector; and continued weakness among energy, materials, and industrial names.

For the six months ended September 30, 2015, relative to the benchmark, the fund was hurt the most by disappointing security selection in the healthcare and industrials sectors, and to a lesser extent in materials. Stock picking was also subpar in the consumer discretionary category, although a large overweighting in the sector, the only one in the index to gain ground, was an offsetting positive.

Which stocks hampered the fund's relative results?

The fund's biggest individual detractor was Michael Kors Holdings, Ltd., a designer and retailer of personal accessories. Its stock lost close to one-quarter of its value on a single day in late May after the company announced a sharp drop in same-store sales, as well as a weak sales and earnings forecast. In September, we sold the fund's stake in this longtime holding, as we became concerned that the luxury handbag market, a key driver of Michael Kors' earnings, may generate less growth than in the past.

As mentioned, security selection in healthcare was especially challenging, most notably a position in Mylan NV, a maker of generic pharmaceuticals. Early in the period, Mylan received an acquisition offer from Teva Pharmaceutical Industries, Ltd. Teva eventually walked away from the deal, purchasing a rival company instead, and Mylan's shares fell in response. At period end, the fund continued to hold Mylan; we believed the company was attractively valued relative to its business fundamentals and in light of promising upcoming drug launches.

Other healthcare stocks to weigh on results included pharmaceuticals distributor McKesson Corp. and biotechnology company Biogen, Inc. Shares of McKesson dropped sharply in August, as

4

"... the fund was hurt the most by disappointing security selection in the healthcare and industrials sectors ..."
investors became concerned about an industrywide slowdown in generic drug pricing. Meanwhile, Biogen's stock plunged in July after the company reported various challenges, including a late-stage drug trial that did not go as well as investors had hoped and worse-than-expected sales of key products.

In the consumer discretionary group, Dollar Tree, Inc. was another notable detractor. Its shares were down for the period, as the company reported worse-than-expected earnings. We were somewhat surprised by this development, partly because we had expected lower gasoline prices to help lower-income consumers, the retailer's target market. At period end, we maintained the fund's position in Dollar Tree, as we saw the company's business challenges as temporary. We also anticipated that its acquisition of rival Family Dollar Stores, Inc. (which the fund did not hold) would boost the combined company's future earnings.

Which individual stocks contributed to performance?

The top contributor by far was a large overweighting in Internet retailer Amazon.com, Inc., whose stock was up for the six months. Amazon's shares gained after the company announced stronger-than-expected quarterly profits, driven by lower capital spending and its cloud computing operations, an increasingly important market for the company.

Facebook, Inc. was another strong stock for the fund; shares of the social media company gained for the six months. Facebook has positioned itself at the center of the new media advertising business,

TOP 10 HOLDINGS AS OF 9/30/15 (%)

Apple, Inc.	7.0
Facebook, Inc., Class A	4.1
Amazon.com, Inc.	3.8
Google, Inc., Class C	3.4
The Walt Disney Company	2.9
Visa, Inc., Class A	2.8
Gilead Sciences, Inc.	2.8
The Home Depot, Inc.	2.6
Comcast Corp., Class A	2.6
CVS Health Corp.	2.5
TOTAL	34.5
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"In light of our concerns about global economic growth, the fund was positioned with a greater focus on companies with U.S. operations..."
and has particularly dominant market share in mobile advertising. We believe that Facebook may be very well positioned to benefit from the broad trends favoring new advertising platforms and deemphasizing ad spending on traditional print and television outlets.

Also contributing to results was a position in tobacco manufacturer Altria Group, Inc., which benefited both from investors' increasing preference for more defensive stocks in a volatile marketplace and the company's market share gains in the premium cigarette market segment.

What changes did you make to the fund during the period, and why?

In the summer months, we became more concerned about economic growth in emerging economies and how that would affect commodity prices and the earnings of energy, materials, and industrials companies. We responded by selling certain stocks we thought would disproportionately struggle in a more challenging global economic environment. At the end of the period, exposure to the energy and industrials sectors was lower compared to six months earlier, while the allocation to materials was slightly higher.

During the period, we also modestly reduced exposure to the healthcare sector, in which the fund had been significantly overweighted but which we believed had become less attractively valued after several years of strong gains. Early on, for example, we reduced the fund's overweighting in the biotechnology industry, while late in the period, we sold some stocks of companies exposed to generic pharmaceuticals. The fund finished the period only modestly overweighted in healthcare.

Meanwhile, we added to the fund's allocation to information technology, moving from a meaningful underweight at the start of the period to a meaningful overweight by its end. A number of stocks in this group met our investment criteria, providing favorable growth prospects at attractive valuations and appearing well positioned to capitalize on global trends favoring technology businesses.

How would you describe the fund's positioning at period end?

We took the market correction late in the period as an opportunity to add to stocks we liked at valuations we found even more attractive. A continuation in market volatility would provide us with additional opportunities to increase exposure to stocks that we believe are particularly compelling from a risk/reward perspective.

6

In light of our concerns about global economic growth, the fund was positioned with a greater focus on companies with U.S. operations, which we believed provided better prospects for the earnings growth we regularly seek. As we mentioned, we continued to de-emphasize globally oriented, economically sensitive stocks whose earnings struck us as more vulnerable. Across the portfolio, we continued to emphasize higher-quality, larger-cap stocks with superior cash flow and earnings characteristics, while we sold some of the fund's holdings that we considered more volatile.

MANAGED BY

W. Shannon Reid, CFA On the fund since 2011 Investing since 1981
David M. Chow, CFA On the fund since 2011 Investing since 1992
Curtis Ifill, CFA On the fund since 2011 Investing since 1996
Jay Zelko On the fund since 2011 Investing since 1987

The views expressed in this report are exclusively those of W. Shannon Reid, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	6-month	Since inception[1]
Class A	-3.19	13.71	-11.88	62.78
Class C2	0.30	15.02	-8.50	70.02
Class I3	2.27	15.68	-7.08	73.73
Class R2[2,3]	1.82	15.23	-7.37	71.20
Class R4[2,3]	1.95	15.27	-7.25	71.43
Class R6[2,3]	2.22	15.35	-7.01	71.87
Class NAV[3]	2.54	15.90	-7.01	74.97
Index†	3.17	16.06	-5.18	75.75

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.15	1.85	0.86	1.24	1.09	0.74	0.72
Net (%)	1.15	1.85	0.86	1.24	0.99	0.72	0.72

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	Expenses have been estimated for the first year of operation for Class R2, Class R4 and Class R6 shares, respectively.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-19-11	17,002	17,002	17,575
Class I3	12-19-11	17,373	17,373	17,575
Class R2[2,3]	12-19-11	17,120	17,120	17,575
Class R4[2,3]	12-19-11	17,143	17,143	17,575
Class R6[2,3]	12-19-11	17,187	17,187	17,575
Class NAV[3]	12-19-11	17,497	17,497	17,575

Russell 1000 Growth Index is an unmanaged index which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C shares were first offered on 8-28-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower. Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to this date are those of Class A shares and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$927.60	$5.83	1.21%
Class C	1,000.00	924.30	9.72	2.02%
Class I	1,000.00	929.20	4.29	0.89%
Class R2	1,000.00	926.30	6.74	1.40%
Class R4	1,000.00	927.50	5.64	1.17%
Class R6	1,000.00	929.90	3.47	0.72%
Class NAV	1,000.00	929.90	3.47	0.72%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2015, with the same investment held until September 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2015	Ending value on 9-30-2015	Expenses paid during period ended 9-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$6.11	1.21%
Class C	1,000.00	1,014.90	10.18	2.02%
Class I	1,000.00	1,020.60	4.50	0.89%
Class R2	1,000.00	1,018.00	7.06	1.40%
Class R4	1,000.00	1,019.20	5.91	1.17%
Class R6	1,000.00	1,021.40	3.64	0.72%
Class NAV	1,000.00	1,021.40	3.64	0.72%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-15 (unaudited)
	Shares	Value
Common stocks 99.9%		$1,776,966,897
(Cost $1,531,367,298)
Consumer discretionary 27.5%		489,998,477
Auto components 2.9%
Delphi Automotive PLC	326,672	24,840,139
Lear Corp.	243,109	26,445,397
Hotels, restaurants and leisure 2.6%
McDonald's Corp.	181,154	17,849,104
Starbucks Corp.	311,236	17,690,654
Texas Roadhouse, Inc.	308,061	11,459,869
Internet and catalog retail 5.8%
Amazon.com, Inc. (I)	133,324	68,247,222
The Priceline Group, Inc. (I)	28,336	35,047,665
Media 5.5%
Comcast Corp., Class A	802,856	45,666,449
The Walt Disney Company	513,496	52,479,291
Multiline retail 2.9%
Dollar Tree, Inc. (I)	383,143	25,540,312
Target Corp.	341,120	26,832,499
Specialty retail 7.8%
Lowe's Companies, Inc.	445,497	30,703,653
O'Reilly Automotive, Inc. (I)	31,604	7,901,000
The Home Depot, Inc.	401,101	46,323,154
Tractor Supply Company	336,474	28,371,488
Williams-Sonoma, Inc.	322,208	24,600,581
Consumer staples 11.0%		194,645,606
Food and staples retailing 5.2%
Costco Wholesale Corp.	221,625	32,040,326
CVS Health Corp.	466,915	45,047,959
The Kroger Company	408,638	14,739,573
Food products 1.2%
Mondelez International, Inc., Class A	516,455	21,623,971
Tobacco 4.6%
Altria Group, Inc.	827,285	45,004,304
Philip Morris International, Inc.	456,189	36,189,473
Energy 0.5%		9,482,813
Oil, gas and consumable fuels 0.5%
Hess Corp.	87,129	4,361,678
Occidental Petroleum Corp.	77,417	5,121,135

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 4.1%		$71,842,026
Banks 2.8%
First Republic Bank	324,847	20,390,646
Signature Bank (I)	204,532	28,135,422
Capital markets 1.3%
KKR & Company LP	659,504	11,066,477
The Blackstone Group LP	386,785	12,249,481
Health care 17.4%		310,269,253
Biotechnology 7.3%
Alexion Pharmaceuticals, Inc. (I)	151,237	23,651,954
Amgen, Inc.	213,629	29,549,163
Biogen, Inc. (I)	95,155	27,767,181
Gilead Sciences, Inc.	498,610	48,958,516
Health care providers and services 6.1%
Anthem, Inc.	204,487	28,628,180
Cardinal Health, Inc.	358,284	27,523,377
McKesson Corp.	184,555	34,148,212
UnitedHealth Group, Inc.	163,732	18,994,549
Pharmaceuticals 4.0%
Endo International PLC (I)	345,811	23,957,786
Mylan NV (I)	337,236	13,577,121
Pfizer, Inc.	1,066,960	33,513,214
Industrials 5.2%		91,990,400
Aerospace and defense 1.5%
The Boeing Company	211,854	27,742,281
Airlines 1.0%
American Airlines Group, Inc.	443,618	17,225,687
Machinery 1.3%
Wabtec Corp.	257,665	22,687,403
Road and rail 1.4%
Union Pacific Corp.	275,252	24,335,029
Information technology 31.0%		551,164,959
Electronic equipment, instruments and components 0.6%
CDW Corp.	253,725	10,367,204
Internet software and services 9.5%
Facebook, Inc., Class A (I)	819,572	73,679,523
Google, Inc., Class A (I)	53,166	33,939,579
Google, Inc., Class C (I)	100,563	61,184,540
IT services 5.5%
Cognizant Technology Solutions Corp., Class A (I)	478,675	29,969,842
MasterCard, Inc., Class A	186,602	16,816,572
Visa, Inc., Class A	723,145	50,374,281

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment 2.7%
NXP Semiconductors NV (I)	351,983	$30,647,160
Texas Instruments, Inc.	352,533	17,457,434
Software 5.7%
Electronic Arts, Inc. (I)	408,970	27,707,718
Microsoft Corp.	783,451	34,675,541
ServiceNow, Inc. (I)	321,789	22,348,246
Workday, Inc., Class A (I)	252,179	17,365,046
Technology hardware, storage and peripherals 7.0%
Apple, Inc.	1,129,939	124,632,273
Materials 3.2%		57,573,363
Chemicals 3.2%
PPG Industries, Inc.	344,656	30,222,885
The Sherwin-Williams Company	122,769	27,350,478
	Par value	Value
Short-term investments 0.0%		$481,000
(Cost $481,000)
Repurchase agreement 0.0%		481,000
Repurchase Agreement with State Street Corp. dated 9-30-15 at 0.000% to be repurchased at $481,000 on 10-1-15, collateralized by $485,000 U.S. Treasury Notes, 1.625% due 12-31-19 (valued at $492,906, including interest)	481,000	481,000
Total investments (Cost $1,531,848,298)† 99.9%		$1,777,447,897
Other assets and liabilities, net 0.1%		$2,195,100
Total net assets 100.0%		$1,779,642,997

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
†	At 9-30-15, the aggregate cost of investment securities for federal income tax purposes was $1,534,513,824. Net unrealized appreciation aggregated $242,934,073, of which $296,464,084 related to appreciated investment securities and $53,530,011 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-15 (unaudited)

Assets
Investments, at value (Cost $1,531,848,298)	$1,777,447,897
Cash	1,908,861
Receivable for fund shares sold	99,261
Dividends and interest receivable	1,321,291
Receivable for securities lending income	8,671
Other receivables and prepaid expenses	74,611
Total assets	1,780,860,592
Liabilities
Payable for fund shares repurchased	1,069,984
Payable to affiliates
Accounting and legal services fees	38,976
Transfer agent fees	2,827
Trustees' fees	5,657
Other liabilities and accrued expenses	100,151
Total liabilities	1,217,595
Net assets	$1,779,642,997
Net assets consist of
Paid-in capital	$1,420,072,296
Undistributed net investment income	11,328,467
Accumulated net realized gain (loss) on investments	102,642,635
Net unrealized appreciation (depreciation) on investments	245,599,599
Net assets	$1,779,642,997

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($15,997,690 ÷ 1,048,769 shares) [1]	$15.25
Class C ($904,551 ÷ 59,286 shares) [1]	$15.26
Class I ($11,300,004 ÷ 735,669 shares)	$15.36
Class R2 ($92,939 ÷ 6,061 shares)	$15.33
Class R4 ($93,050 ÷ 6,061 shares)	$15.35
Class R6 ($93,264 ÷ 6,061 shares)	$15.39
Class NAV ($1,751,161,499 ÷ 113,814,056 shares)	$15.39
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.05

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the six months ended 9-30-15 (unaudited)

Investment income
Dividends	$13,655,967
Securities lending	47,316
Interest	775
Less foreign taxes withheld	(19,183)
Total investment income	13,684,875
Expenses
Investment management fees	6,824,183
Distribution and service fees	31,070
Accounting and legal services fees	122,938
Transfer agent fees	18,687
Trustees' fees	14,721
State registration fees	43,589
Printing and postage	2,837
Professional fees	52,135
Custodian fees	111,932
Registration and filing fees	58,286
Other	18,574
Total expenses	7,298,952
Less expense reductions	(93,225)
Net expenses	7,205,727
Net investment income	6,479,148
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	41,370,785
Investments in affiliated issuers	(127)
41,370,658
Change in net unrealized appreciation (depreciation) of
Investments	(180,918,834)
(180,918,834)
Net realized and unrealized loss	(139,548,176)
Decrease in net assets from operations	($133,069,028)

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-15	Year ended 3-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$6,479,148	$14,453,128
Net realized gain	41,370,658	140,862,498
Change in net unrealized appreciation (depreciation)	(180,918,834)	145,254,820
Increase (decrease) in net assets resulting from operations	(133,069,028)	300,570,446
Distributions to shareholders
From net investment income
Class I	—	(7,670)
Class NAV	—	(10,952,106)
From net realized gain
Class A	—	(998,273)
Class C	—	(16,646)
Class I	—	(165,697)
Class NAV	—	(151,510,488)
Total distributions	—	(163,650,880)
From fund share transactions	(196,747,149)	508,654,024
Total increase (decrease)	(329,816,177)	645,573,590
Net assets
Beginning of period	2,109,459,174	1,463,885,584
End of period	$1,779,642,997	$2,109,459,174
Undistributed net investment income	$11,328,467	$4,849,319

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$16.44		$15.50	$12.62	$12.14	$10.00
Net investment income (loss)[3]	0.01		0.03	(0.04)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(1.20)		2.14	3.46	0.49	2.15
Total from investment operations	(1.19)		2.17	3.42	0.51	2.14
Less distributions
From net investment income	—		—	—	—	—	[4]
From net realized gain	—		(1.23)	(0.54)	(0.03)	—
Total distributions	—		(1.23)	(0.54)	(0.03)	—	[4]
Net asset value, end of period	$15.25		$16.44	$15.50	$12.62	$12.14
Total return (%)[5,6]	(7.24	) [7]	14.68	27.27	4.25	21.41	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$16		$18	$10	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	[8]	1.33	1.51	2.01	2.05	[8]
Expenses including reductions	1.21	[8]	1.30	1.30	1.30	1.30	[8]
Net investment income (loss)	0.17	[8]	0.16	(0.29)	0.18	(0.32	) [8]
Portfolio turnover (%)	51		109	91	100	26

1	Six months ended 9-30-15. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$16.51		$16.49
Net investment loss[3]	(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.20)		1.29
Total from investment operations	(1.25)		1.25
Less distributions
From net investment income	—		—
From net realized gain	—		(1.23)
Total distributions	—		(1.23)
Net asset value, end of period	$15.26		$16.51
Total return (%)[4,5]	(7.57	) [6]	8.20	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1
Ratios (as a percentage of average net assets):
Expenses before reductions	3.10	[7]	7.03	[7]
Expenses including reductions	2.02	[7]	2.05	[7]
Net investment loss	(0.62	) [7]	(0.42	) [7]
Portfolio turnover (%)	51		109	[8]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class C shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS19

Class I Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$16.53		$15.58	$12.67	$12.16	$10.00
Net investment income[3]	0.04		0.10	0.01	0.06	—	[4]
Net realized and unrealized gain (loss) on investments	(1.21)		2.14	3.47	0.50	2.16
Total from investment operations	(1.17)		2.24	3.48	0.56	2.16
Less distributions
From net investment income	—		(0.06)	(0.03)	(0.02)	—	[4]
From net realized gain	—		(1.23)	(0.54)	(0.03)	—
Total distributions	—		(1.29)	(0.57)	(0.05)	—	[4]
Net asset value, end of period	$15.36		$16.53	$15.58	$12.67	$12.16
Total return (%)[5]	(7.08	) [6]	15.07	27.68	4.62	21.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$11		$12	$2	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	[8]	1.50	2.62	5.88	11.44	[8]
Expenses including reductions	0.89	[8]	0.94	0.94	0.94	0.94	[8]
Net investment income	0.50	[8]	0.62	0.09	0.51	0.14	[8]
Portfolio turnover (%)	51		109	91	100	26

1	Six months ended 9-30-15. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$16.55		$16.50
Net investment income[3]	—	[4]	—	[4]
Net realized and unrealized gain (loss) on investments	(1.22)		0.05
Total from investment operations	(1.22)		0.05
Net asset value, end of period	$15.33		$16.55
Total return (%)[5]	(7.37	) [6]	0.30	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.23	[8]	15.09	[8]
Expenses including reductions	1.40	[8]	1.43	[8]
Net investment income (loss)	(0.02	) [8]	—	[8,9]
Portfolio turnover (%)	51		109	[10]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	Less than 0.005%.
10	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R4 Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$16.55		$16.50
Net investment income[3]	0.02		—	[4]
Net realized and unrealized gain (loss) on investments	(1.22)		0.05
Total from investment operations	(1.20)		0.05
Net asset value, end of period	$15.35		$16.55
Total return (%)[5]	(7.25	) [6]	0.30	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.23	[8]	15.09	[8]
Expenses including reductions	1.17	[8]	1.18	[8]
Net investment income	0.22	[8]	0.18	[8]
Portfolio turnover (%)	51		109	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	9-30-15	[1]	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$16.55		$16.50
Net investment income[3]	0.06		—	[4]
Net realized and unrealized gain (loss) on investments	(1.22)		0.05
Total from investment operations	(1.16)		0.05
Net asset value, end of period	$15.39		$16.55
Total return (%)[5]	(7.01	) [6]	0.30	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.50	[8]	15.91	[8]
Expenses including reductions	0.72	[8]	0.81	[8]
Net investment income	0.67	[8]	0.63	[8]
Portfolio turnover (%)	51		109	[9]

1	Six months ended 9-30-15. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS23

Class NAV Shares Period ended	9-30-15	[1]	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$16.55		$15.58	$12.67	$12.16	$10.00
Net investment income[3]	0.05		0.12	0.04	0.08	—	[4]
Net realized and unrealized gain (loss) on investments	(1.21)		2.17	3.47	0.50	2.16
Total from investment operations	(1.16)		2.29	3.51	0.58	2.16
Less distributions
From net investment income	—		(0.09)	(0.06)	(0.04)	—
From net realized gain	—		(1.23)	(0.54)	(0.03)	—
Total distributions	—		(1.32)	(0.60)	(0.07)	—
Net asset value, end of period	$15.39		$16.55	$15.58	$12.67	$12.16
Total return (%)[5]	(7.01	) [6]	15.43	27.88	4.80	21.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,751		$2,078	$1,452	$1,013	$336
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	[7]	0.72	0.74	0.78	0.85	[7]
Expenses including reductions	0.72	[7]	0.72	0.73	0.78	0.85	[7]
Net investment income	0.66	[7]	0.72	0.26	0.71	0.15	[7]
Portfolio turnover (%)	51		109	91	100	26

1	Six months ended 9-30-15. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Strategic Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2015, all investments are categorized as Level 1 under the hierarchy described above, except for repurchase agreements, which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

25

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the portfolio, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is

26

reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2015 were $1,202. For the six months ended September 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.725% of the first $500 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets; (c) 0.675% of the next $500 million of the fund's average daily net assets; and (d) 0.650% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset

27

Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.05%, 1.43%, and 1.18% for Class C, Class R2, and Class R4 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. These expense limitations shall remain in effect until June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, Class A and Class I shares had fee waivers and/or reimbursement such that the expenses would not exceed 1.30% and 0.94% for Class A and Class I shares, respectively.

Effective September 1, 2015, the Advisor voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.85%, 1.24%, and 1.09% for Class C, Class R2, and Class R4 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until terminated by the Advisor on notice to the fund.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The expense limitation expires on June 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended September 30, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$680	Class R4	$3,475
Class C	4,834	Class R6	3,893
Class I	1,401	Class NAV	75,484
Class R2	3,408	Total	$93,175

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2015 were equivalent to a net annual effective rate of 0.68% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of

28

distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fees	Class	Rule 12b-1 fee	Service fees
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $50 for Class R4 shares for the six months ended September 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $28,065 for the six months ended September 30, 2015. Of this amount, $4,401 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $23,433 was paid as sales commissions to broker-dealers and $231 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC.CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2015, CDSCs received by the Distributor amounted to $508 for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$26,362	$11,037	$4,354	$946
Class C	4,458	560	5,484	65
Class I	—	7,066	4,041	232
Class R2	125	8	3,607	7
Class R4	125	8	3,607	7
Class R6	—	8	3,874	7
Class NAV	—	—	—	—
Total	$31,070	$18,687	$24,967	$1,264

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to September 30, 2015, state registration fees and printing and postage amounted to $18,622 and $1,573, respectively.

29

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$60,000,000	1	0.47%	$775

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2015 and for the year ended March 31, 2015 were as follows:

		Six months ended 9-30-15		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	300,294	$4,901,936	545,810	$8,919,693
Distributions reinvested	—	—	50,333	764,053
Repurchased	(329,220)	(5,343,113)	(168,439)	(2,718,915)
Net increase (decrease)	(28,926)	($441,177)	427,704	$6,964,831
Class C shares[1]
Sold	21,025	$349,219	51,000	$837,082
Distributions reinvested	—	—	600	9,170
Repurchased	(11,190)	(182,947)	(2,149)	(34,571)
Net increase	9,835	$166,272	49,451	$811,681
Class I shares
Sold	50,816	$845,511	640,174	$10,595,132
Distributions reinvested	—	—	10,523	160,469
Repurchased	(57,798)	(956,493)	(39,542)	(632,486)
Net increase (decrease)	(6,982)	($110,982)	611,155	$10,123,115
Class R2 shares[2]
Sold	—	—	6,061	$100,000
Net increase	—	—	6,061	$100,000
Class R4 shares[2]
Sold	—	—	6,061	$100,000
Net increase	—	—	6,061	$100,000
Class R6 shares[2]
Sold	—	—	6,061	$100,000
Net increase	—	—	6,061	$100,000
Class NAV shares
Sold	234,368	$3,769,688	43,936,891	$695,148,002
Distributions reinvested	—	—	10,653,285	162,462,594
Repurchased	(12,032,922)	(200,130,950)	(22,138,313)	(367,156,199)
Net increase (decrease)	(11,798,554)	($196,361,262)	32,451,863	$490,454,397
Total net increase (decrease)	(11,824,627)	($196,747,149)	33,558,356	$508,654,024

30

1 The inception date for Class C shares is 8-28-14

2 The inceptions date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R2, Class R4, Class R6, and Class NAV, on September 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $959,363,617 and $1,032,216,606, respectively, for the six months ended September 30, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2015, funds within the John Hancock group of funds complex held 98.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Lifestyle Growth Fund	28.0%
John Hancock Lifestyle Balanced Fund	20.1%
John Hancock Lifestyle Growth MVP	16.0%
John Hancock Lifestyle Aggressive Fund	10.6%
John Hancock Lifestyle Balanced MVP	8.8%

31

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Strategic Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

32

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2014. The Board also noted that the fund outperformed its peer group average for the one- and three-year periods ended

33

December 31, 2014. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

34

(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

35

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for this fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

36

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

37

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202369	393SA 9/15 11/15

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12.  EXHIBITS.

(a)(1)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(1)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:

/s/ Andrew Arnott

____________________________

Andrew Arnott

President

Date:    November 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

____________________________

Andrew Arnott

President

Date:   November 13, 2015

By:

/s/ Charles A. Rizzo

____________________________

Charles A. Rizzo

Chief Financial Officer

Date:    November 13, 2015